                                                                  Exhibit 4.29
                                                                  EXECUTION COPY

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                            STATE STREET CORPORATION

                                       AND

                          BANK ONE TRUST COMPANY, N.A.,
                           as Purchase Contract Agent

                                 ______________

                           PURCHASE CONTRACT AGREEMENT

                                 ______________

                          DATED AS OF JANUARY 21, 2003








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






                                TABLE OF CONTENTS

                                   ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1.    DEFINITIONS .................................................  1
SECTION 1.2.    COMPLIANCE CERTIFICATES AND OPINIONS ........................ 14
SECTION 1.3.    FORM OF DOCUMENTS DELIVERED TO AGENT ........................ 15
SECTION 1.4.    ACTS OF HOLDERS; RECORD DATES ............................... 15
SECTION 1.5.    NOTICES ..................................................... 16
SECTION 1.6.    NOTICE TO HOLDERS; WAIVER ................................... 17
SECTION 1.7.    EFFECT OF HEADINGS AND TABLE OF CONTENTS .................... 17
SECTION 1.8.    SUCCESSORS AND ASSIGNS ...................................... 17
SECTION 1.9.    SEPARABILITY CLAUSE ......................................... 18
SECTION 1.10.   BENEFITS OF AGREEMENT ....................................... 18
SECTION 1.11.   GOVERNING LAW ............................................... 18
SECTION 1.12.   LEGAL HOLIDAYS .............................................. 18
SECTION 1.13.   COUNTERPARTS ................................................ 18
SECTION 1.14    INSPECTION OF AGREEMENT ..................................... 18
SECTION 1.15.   APPOINTMENT OF FINANCIAL INSTITUTION AS AGENT FOR THE
                COMPANY ..................................................... 18
SECTION 1.16.   NO WAIVER ................................................... 19

                                   ARTICLE II

                               CERTIFICATE FORMS

SECTION 2.1.    FORMS OF CERTIFICATES GENERALLY ............................. 19
SECTION 2.2.    FORM OF AGENT'S CERTIFICATE OF AUTHENTICATION ............... 20

                                  ARTICLE III

                                 THE SECURITIES

SECTION 3.1.    TITLE AND TERMS; DENOMINATIONS .............................. 21
SECTION 3.2.    RIGHTS AND OBLIGATIONS EVIDENCED BY THE CERTIFICATES ........ 21
SECTION 3.3.    EXECUTION, AUTHENTICATION, DELIVERY AND DATING .............. 22
SECTION 3.4.    TEMPORARY CERTIFICATES ...................................... 23
SECTION 3.5.    REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE ......... 23
SECTION 3.6.    BOOK-ENTRY INTERESTS ........................................ 25
SECTION 3.7.    NOTICES TO HOLDERS .......................................... 25
SECTION 3.8.    APPOINTMENT OF SUCCESSOR CLEARING AGENCY .................... 25
SECTION 3.9.    DEFINITIVE CERTIFICATES ..................................... 26
SECTION 3.10.   MUTILATED, DESTROYED, LOST AND STOLEN CERTIFICATES .......... 26

SECTION 3.11.   PERSONS DEEMED OWNERS ....................................... 27
SECTION 3.12.   CANCELATION ................................................. 27
SECTION 3.13.   SPLITTING APART SPACES ...................................... 28
SECTION 3.14.   RE-CREATING SPACES .......................................... 29
SECTION 3.15.   TRANSFER OF COLLATERAL AND OWNERSHIP INTEREST IN THE
                  TREASURY PORTFOLIO UPON OCCURRENCE OF TERMINATION EVENT ... 29
SECTION 3.16.   NO CONSENT TO ASSUMPTION .................................... 30

                                   ARTICLE IV

                    TREASURY SECURITIES; PLEDGED COMMON STOCK

SECTION 4.1.    QUARTERLY DISTRIBUTIONS; RIGHTS TO DISTRIBUTIONS PRESERVED .. 30
SECTION 4.2.    DISTRIBUTIONS; NOTICE AND VOTING ............................ 31

                                   ARTICLE V

                                 THE CONTRACTS

SECTION 5.1.    PURCHASE AND SALE OF SHARES OF COMMON STOCK ................. 32
SECTION 5.2.    CONTRACT PAYMENTS ........................................... 34
SECTION 5.3.    DEFERRAL OF CONTRACT PAYMENTS ............................... 36
SECTION 5.4.    PAYMENT OF PURCHASE PRICE; DELIVERY OF SHARES ............... 38
SECTION 5.5.    ISSUANCE OF SHARES OF COMMON STOCK .......................... 38
SECTION 5.6.    ADJUSTMENT OF SETTLEMENT RATES .............................. 40
SECTION 5.7.    NOTICE OF ADJUSTMENTS AND CERTAIN OTHER EVENTS .............. 46
SECTION 5.8.    TERMINATION EVENT; NOTICE ................................... 47
SECTION 5.9.    EARLY SETTLEMENT ............................................ 47
SECTION 5.10.   EARLY SETTLEMENT UPON CASH MERGER ........................... 51
SECTION 5.11.   CHARGES AND TAXES ........................................... 53
SECTION 5.12.   NO FRACTIONAL SHARES ........................................ 54

                                    ARTICLE VI

                                    REMEDIES

SECTION 6.1.    UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE CONTRACT PAYMENTS AND
                  PURCHASE COMMON STOCK ..................................... 54
SECTION 6.2.    RESTORATION OF RIGHTS AND REMEDIES .......................... 54
SECTION 6.3.    RIGHTS AND REMEDIES CUMULATIVE .............................. 55
SECTION 6.4.    DELAY OR OMISSION NOT WAIVER ................................ 55
SECTION 6.5.    UNDERTAKING FOR COSTS ....................................... 55
SECTION 6.6.    WAIVER OF STAY OR EXTENSION LAWS ............................ 55

                                  ARTICLE VII

                                   THE AGENT

SECTION 7.1.    CERTAIN DUTIES AND RESPONSIBILITIES ......................... 55
SECTION 7.2.    NOTICE OF DEFAULT ........................................... 56
SECTION 7.3.    CERTAIN RIGHTS OF AGENT ..................................... 56
SECTION 7.4.    NOT RESPONSIBLE FOR RECITALS, ETC ........................... 58
SECTION 7.5.    MAY HOLD SECURITIES ......................................... 58
SECTION 7.6.    MONEY HELD IN CUSTODY ....................................... 58
SECTION 7.7.    COMPENSATION AND REIMBURSEMENT .............................. 58
SECTION 7.8.    CORPORATE AGENT REQUIRED; ELIGIBILITY ....................... 59
SECTION 7.9.    RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR ........... 59
SECTION 7.10.   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR ...................... 61
SECTION 7.11.   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS . 61
SECTION 7.12.   PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS ...... 61
SECTION 7.13.   NO OBLIGATIONS OF AGENT ..................................... 62
SECTION 7.14.   TAX COMPLIANCE .............................................. 62

                                  ARTICLE VIII

                            SUPPLEMENTAL AGREEMENTS

SECTION 8.1.    SUPPLEMENTAL AGREEMENTS WITHOUT CONSENT OF HOLDERS .......... 63
SECTION 8.2.    SUPPLEMENTAL AGREEMENTS WITH CONSENT OF HOLDERS ............. 63
SECTION 8.3.    EXECUTION OF SUPPLEMENTAL AGREEMENTS ........................ 64
SECTION 8.4.    EFFECT OF SUPPLEMENTAL AGREEMENTS ........................... 64
SECTION 8.5.    REFERENCE TO SUPPLEMENTAL AGREEMENTS ........................ 64

                                   ARTICLE IX

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 9.1.    COVENANT NOT TO MERGE, CONSOLIDATE, SELL OR CONVEY PROPERTY
                EXCEPT UNDER CERTAIN CONDITIONS ............................. 65
SECTION 9.2.    RIGHTS AND DUTIES OF SUCCESSOR ENTITY ....................... 65
SECTION 9.3.    OPINION OF COUNSEL GIVEN TO AGENT ........................... 66

                                    ARTICLE X

                                   COVENANTS

SECTION 10.1.   PERFORMANCE UNDER CONTRACTS ................................. 66

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SECTION 10.2.   MAINTENANCE OF OFFICE OR AGENCY ............................. 66
SECTION 10.3.   COMPANY TO RESERVE COMMON STOCK ............................. 66
SECTION 10.4.   COVENANTS AS TO COMMON STOCK ................................ 67
SECTION 10.5.   STATEMENTS OF OFFICERS OF THE COMPANY AS TO DEFAULT ......... 67
SECTION 10.6.   ERISA ....................................................... 67
SECTION 10.7.   TAX TREATMENT ............................................... 67
SECTION 10.8.   PROHIBITION ON CERTAIN BORROWINGS ........................... 67

EXHIBITS

Exhibit A -  Form of SPACES Certificate
Exhibit B -  Form of Separate PACES Certificate
Exhibit C -  Form of Separate COVERS Certificate
Exhibit D - Instruction From Purchase Contract Agent to Collateral Agent Exhibit E - Instruction to Purchase Contract Agent
Exhibit F -  Formula for Fixing Variable-Share Settlement Rate
Exhibit G -  Notice from Purchase Contract Agent to Holders
Exhibit H -  Form of Certificate Evidencing Continued Right to Contract Payments

     PURCHASE CONTRACT AGREEMENT, dated as of January 21, 2003, between State Street Corporation, a Massachusetts corporation (the "Company"), and Bank One Trust Company, N.A., a national banking association, acting as purchase contract agent for the Holders (as defined herein) of Securities (as defined herein) from time to time (the "Agent").

                                    RECITALS

     The Company has duly authorized the execution and delivery of this Agreement and the Certificates (as defined herein) evidencing the Securities.

     All things necessary to make the Contracts (as defined herein), when the Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent, as provided in this Agreement, the valid obligations of the Company and the Holders, and to constitute this Agreement a valid agreement of the Company, in accordance with its terms, have been done.

                                   WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed as follows:

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.1. DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

     (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States; and

     (c) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

     "ACT" when used with respect to any Holder, has the meaning specified in
Section 1.4.

     "AFFILIATE" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

     "AGENT" means the Person named as the "Agent" in the first paragraph of this instrument until a successor Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Agent" shall mean such Person.

     "AGREEMENT" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

     "APPLICABLE MARKET VALUE" has the meaning specified in Section 5.1(e).

     "APPLICANTS" has the meaning specified in Section 7.12(b).

     "AUTHORIZED OFFICER" means the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, or any other officer or agent of the Company duly authorized by the Board of Directors to act in respect of matters relating to this Agreement.

     "BANKRUPTCY CODE" means Title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

     "BENEFICIAL OWNER" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "BOARD OF DIRECTORS" means the Board of Directors of the Company or the Executive Committee of such Board or any other duly authorized committee of such Board.

     "BOARD RESOLUTION" means (i) a copy of a resolution certified by the Clerk or the Assistant Clerk of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification,
(ii) a copy of a unanimous written consent of the Board of Directors or (iii) a certificate signed by the authorized officer or officers to whom the Board of Directors has delegated its authority, and in each case, delivered to the Agent.

     "BOOK-ENTRY INTEREST" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 3.6.

     "BUSINESS DAY" means any day that is not a Saturday, Sunday or day on which banking institutions and trust companies in the State of New York or at any other place of payment are authorized or required by law, regulation or executive order to close.

     "CAPITAL STOCK" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated, whether voting or non-voting) corporate stock or similar interests in other types of entities.

     "CASH MERGER" has the meaning set forth in Section 5.10.

     "CERTIFICATE" means a SPACES Certificate, a Separate PACES Certificate or a Separate COVERS Certificate.

     "CLEARING AGENCY" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Securities and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Securities.

     "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, trust company, clearing corporation, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "CLOSING PRICE" has the meaning specified in Section 5.1(e).

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COLLATERAL" has the meaning specified in Section 2.1(a)(iii) of the Pledge Agreement.

     "COLLATERAL AGENT" means Bank One, N.A., as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

     "COLLATERAL INSUFFICIENCY" has the meaning set forth in Section 4.5(c) of the Pledge Agreement.

     "COLLATERAL SUBSTITUTION" has the meaning specified in Section 3.13(a).

     "COMMON STOCK" means the common stock, par value $1.00 per share, of the Company including, where applicable, the preferred share purchase rights attached thereto.

     "COMPANY" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Company" shall mean such successor.

     "COMPANY CERTIFICATE" means a certificate signed by an Authorized Officer and delivered to the Agent or the Collateral Agent.

     "CONSTITUENT PERSON" has the meaning specified in Section 5.6(b).

     "CONTRACT" means the Fixed-Share Purchase Contract or the Variable-Share Repurchase Contract, as applicable.

     "CONTRACT PAYMENTS" means the amount payable by the Company in respect of each Contract, which amount shall be equal to 0.75% per year of the Stated Amount in the case of a Fixed-Share Purchase Contract and 4.00% per year of the Stated Amount in the case of a Variable-Share Repurchase Contract, in each case computed (i) for any full quarterly period on the basis of a 360-day year of twelve 30-day months and (ii) for any period shorter than a full quarterly period, on the basis of a 30-day month, and for periods of less than a month, on the basis of the actual number of days elapsed per 30-day month, plus any Deferred Contract Payments accrued pursuant to
Section 5.3. Notwithstanding the foregoing, the Contract Payment payable in respect of the Fixed-Share Purchase Contract on the first Payment Date after the issuance of the Securities shall be adjusted so that the aggregate of the Contract Payment in respect of the Fixed-Share Purchase Contract and the distribution on the Ownership Interest in the Treasury Portfolio payable on such Payment Date shall be paid at the annual rate of 2.75% of the Stated Amount accruing from the date of issuance of the Securities.

     "CORPORATE TRUST OFFICE" means the corporate trust office of the Agent at which, at any particular time, this Agreement shall be principally administered, which office at the date hereof is located at 153 West 51st Street, New York, New York 10019; provided, however, that for purposes of Section 10.2 only, the Corporate Trust Office shall be located at 55 Water Street, 1st Floor, Jeannette Park Entrance, New York, New York 10041.

     "CURRENT MARKET PRICE" has the meaning specified in Section 5.6(a)(ix).

     "CUSTODIAL AGENT" means Bank One, N.A., as Custodial Agent under the Pledge Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Custodial Agent" shall mean the Person who is then the Custodial Agent thereunder.

     "DEFAULT" means a default by the Company in any of its obligations under this Agreement.

     "DEFERRED CONTRACT PAYMENTS" has the meaning specified in Section 5.3(a).

     "DEPOSITARY" means, initially, DTC until another Clearing Agency becomes its successor.

     "DTC" means The Depository Trust Company, the initial Clearing Agency.

     "EARLY SETTLEMENT" has the meaning specified in Section 5.9(a).

     "EARLY SETTLEMENT AMOUNT" has the meaning specified in Section 5.9(b).

     "EARLY SETTLEMENT DATE" has the meaning specified in Section 5.9(d).

     "EARLY SETTLEMENT RATE" has the meaning specified in Section 5.9(e).

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

     "EXCHANGE CONSIDERATION" has the meaning specified in Section 5.9(j).

     "EXCHANGE PARTY" has the meaning specified in Section 5.9(j).

     "EXPIRATION DATE" has the meaning specified in Section 1.4(f).

     "EXPIRATION TIME" has the meaning specified in Section 5.6(a)(vii).

     "FAIR MARKET VALUE" with respect to securities distributed in a Spin-Off means (a) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of such securities, the initial public offering price of those securities, and (b) in the case of any other Spin-Off, (i) the average of the Sale Price of those securities over the first ten Trading Days after the effective date of such Spin-Off or (ii) if the Sale Price is required to be defined without regard to the price on any Trading Days, the Sale Price as of the effective date of such Spin-Off.

     "FIXED-SHARE EARLY SETTLEMENT RATE", as of any Early Settlement Date, means the amount set forth opposite such date in the table set forth below, subject to adjustment under Section 5.6:

                                                               Fixed-Share Early
               Date of Early Settlement                         Settlement Rate
--------------------------------------------------------------------------------
Prior to May 15, 2003                                                4.5455

On or after May 15, 2003 but prior to August 15, 2003                4.5707

On or after August 15, 2003 but prior to November 15, 2003           4.5960

On or after November 15, 2003 but prior to February 15, 2004         4.6212

On or after February 15, 2004 but prior to May 15, 2004              4.6465

On or after May 15, 2004 but prior to August 15, 2004                4.6717

On or after August 15, 2004 but prior to November 15, 2004           4.6970

On or after November 15, 2004 but prior to February 15, 2005         4.7222

On or after February 15, 2005 but prior to May 15, 2005              4.7475

On or after May 15, 2005 but prior to August 15, 2005                4.7727

On or after August 15, 2005 but prior to November 15, 2005           4.7980

     "FIXED-SHARE PURCHASE CONTRACT", when used with respect to any SPACES or Separate PACES, means the contract forming a part of such SPACES or Separate PACES and obligating the Company to sell and the Holder of such SPACES or Separate PACES to purchase Common Stock on the terms and subject to the conditions set forth in Article V.

     "FIXED-SHARE RIGHT" means a Holder's right to purchase a number of shares of Common Stock pursuant to a Fixed-Share Purchase Contract equal to the Fixed-Share Settlement Rate, subject to adjustment under Section 5.6, as evidenced by the Fixed-Share Rights Certificate, it being understood that a Fixed-Share Right is a constituent part of SPACES and may not be transferred separately therefrom except in connection with the pledge thereof pursuant to the terms hereof and of the Pledge Agreement.

     "FIXED-SHARE RIGHTS CERTIFICATE" means a certificate evidencing the rights of a Holder in respect of the Fixed-Share Rights specified on such certificate, substantially in the form attached to the SPACES Certificate.

     "FIXED-SHARE SETTLEMENT RATE" has the meaning specified in Section 5.1(a).

     "FIXED-SHARE STOCK PURCHASE DATE" means November 15, 2005.

     "FIXING FORMULA" has the meaning specified in Section 5.1(c).

     "FIXED VARIABLE-SHARE SETTLEMENT RATE" has the meaning specified in Section 5.1(c).

     "GLOBAL CERTIFICATE" means a Certificate that evidences all or part of the SPACES, Separate PACES or Separate COVERS and is registered in the name of the Depositary or a nominee thereof.

     "HOLDER" means the Person in whose name the Security evidenced by a SPACES Certificate, a Separate PACES Certificate or a Separate COVERS Certificate is registered in the related SPACES Register, Separate PACES Register or Separate COVERS Register, as the case may be.

     "INDEBTEDNESS" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent:

          (i) every obligation of such Person for money borrowed;

          (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses;

          (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person;

          (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services other than trade accounts payable or accrued liabilities arising in the ordinary course of business;

          (v) every capital lease obligation of such Person;

          (vi) every obligation of such Person for claims in respect of derivative products such as interest and foreign exchange rate contracts, commodity forward contracts and similar arrangements; and

          (vii) every obligation of the type referred to above of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

     "INITIAL PUBLIC OFFERING" with respect to a Spin-Off means the first time securities of the same class or type as the securities being distributed in such Spin-Off are bona fide offered to the public for cash.

     "ISSUER ORDER" or "ISSUER REQUEST" means a written order or request signed in the name of the Company by an Authorized Officer and delivered to the Agent.

     "MAXIMUM VARIABLE-SHARE SETTLEMENT RATE" means the Settlement Rate calculated pursuant to clause (i) of the definition of Variable-Share Settlement Rate in Section 5.1(b), as adjusted pursuant to Section 5.6.

     "MERGER EARLY SETTLEMENT" has the meaning specified in Section 5.10(a).

     "MERGER EARLY SETTLEMENT AMOUNT" has the meaning specified in Section 5.10(b).

     "MERGER EARLY SETTLEMENT DATE" has the meaning specified in Section
5.10(a).

     "NET EARLY SETTLEMENT RATE" has the meaning specified in Section 5.9(e).

     "NON-ELECTING SHARE" has the meaning specified in Section 5.6(b).

     "NOTES" means the junior subordinated debentures issuable pursuant to the Junior Subordinated Indenture dated as of December 15, 1996 between the Company and Bank One Trust Company, N.A., as indenture trustee, and having the additional terms specified in the Company's Prospectus Supplement dated January 14, 2003, and accompanying Prospectus dated November 27, 2002, relating to the offering of SPACES, Separate PACES and Separate COVERS.

     "NYSE" has the meaning specified in Section 5.1(e).

     "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or an Affiliate and who shall be reasonably acceptable to the Agent.

     "OUTSTANDING SECURITIES" means, as of the date of determination, all Securities evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

          (i) if a Termination Event has occurred, SPACES, Separate PACES and Separate COVERS for which the related Pledged Ownership Interests in the Treasury Strips or Pledged Common Stock, as the case may be, have been theretofore deposited with the Agent in trust for the Holders of such Securities;

          (ii) Securities evidenced by Certificates theretofore canceled by the Agent or delivered to the Agent for cancelation or deemed canceled pursuant to the provisions of this Agreement; and

          (iii) Securities evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Securities evidenced by such Certificate are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite number of Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Agent knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding Securities if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any Affiliate of the Company.

     "OWNERSHIP INTEREST" means, with respect to the Treasury Strip, a 1/5, or 20%, undivided beneficial ownership interest therein, and with respect to the Treasury Portfolio, a 1/1,000, or 0.1%, undivided beneficial ownership interest therein.

     "PACES", when used with respect to any SPACES or Separate PACES, means (i) the Fixed-Share Purchase Contract forming a part of such SPACES or Separate PACES, (ii) the related Ownership Interest in the Treasury Strip, subject to the Pledge thereof, and (iii) the Ownership Interest in the Treasury Portfolio.

     "PAYMENT DATE" means each February 15, May 15, August 15 and November 15, commencing May 15, 2003.

     "PERSON" means a legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.

     "PLAN" means (i) an "employee benefit plan" (within the meaning of Section 3(3) of ERISA) that is subject to ERISA, (ii) a "plan" described in Section 4975(e)(1) of the Code or (iii) any person or entity whose underlying assets are considered assets of any plan described in clause (i) or (ii) of this definition.

     "PLEDGE" means the pledge under the Pledge Agreement of the Ownership Interest in the Treasury Strips, the Fixed-Share Right or the Common Stock, whether constituting a part of SPACES, Separate PACES or Separate COVERS.

     "PLEDGE AGREEMENT" means the Pledge Agreement, dated as of the date hereof, by and among the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Securities.

     "PLEDGED COMMON STOCK" has the meaning set forth in Section 2.1(c) of the Pledge Agreement.

     "PLEDGED FIXED-SHARE RIGHT" has the meaning set forth in Section 2.1(c) of the Pledge Agreement.

     "PLEDGED OWNERSHIP INTEREST IN THE TREASURY STRIP" has the meaning set forth in Section 2.1(c) of the Pledge Agreement.

     "PREDECESSOR CERTIFICATE" means a Predecessor SPACES Certificate, a Predecessor Separate PACES Certificate or a Predecessor Separate COVERS Certificate.

     "PREDECESSOR SEPARATE COVERS CERTIFICATE" of any particular Separate COVERS Certificate means every previous Separate COVERS Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Separate COVERS evidenced thereby; and, for the purposes of this definition, any Separate COVERS Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Separate COVERS Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Separate COVERS Certificate.

     "PREDECESSOR SEPARATE PACES CERTIFICATE" of any particular Separate PACES Certificate means every previous Separate PACES Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Separate PACES evidenced thereby; and, for the purposes of this definition, any Separate PACES Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Separate PACES Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Separate PACES Certificate.

     "PREDECESSOR SPACES CERTIFICATE" of any particular SPACES Certificate means every previous SPACES Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the SPACES evidenced thereby; and, for the purposes of this definition, any SPACES Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen SPACES Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen SPACES Certificate.

     "PURCHASE CONTRACT SETTLEMENT FUND" has the meaning specified in Section
5.5.

     "PURCHASE PRICE" has the meaning specified in Section 5.1(a).

     "PURCHASED SHARES" has the meaning specified in Section 5.6(a)(vii).

     "QUOTATION AGENT" means Goldman, Sachs & Co. or any of its respective successors or any other primary U.S. government securities dealer in New York City selected by the Company.

     "RECORD DATE" for the payment of distributions payable on any Payment Date means, as to any Global Certificate, the Business Day next preceding such Payment Date, and as to any other Certificate, the 15th calendar day preceding such Payment Date.

     "REGISTER" means the SPACES Register, the Separate PACES Register or the Separate COVERS Register, as applicable.

     "REGISTRAR" means the SPACES Registrar, the Separate PACES Registrar or the Separate COVERS Registrar, as applicable.

     "REORGANIZATION EVENT" has the meaning specified in Section 5.6(b).

     "RESPONSIBLE OFFICER" means, with respect to the Agent, any officer of the Agent assigned by the Agent to administer this Agreement.

     "SALE PRICE" of any securities distributed in a Spin-Off on any Trading Day means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average asked prices) on such Trading Day as reported in composite transactions for the principal U.S. securities exchange on which such securities are traded or, if such securities are not listed on a U.S. national or regional securities exchange, as reported by The Nasdaq Stock Market, or if such securities are not so reported, the last quoted bid price for such securities in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of such securities on such date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

     "SECURITIES" means the SPACES, the Separate PACES or the Separate COVERS.

     "SECURITIES ACT" means the Securities Act of 1933, and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

     "SECURITIES INTERMEDIARY" means Bank One, N.A., in its capacity as Securities Intermediary under the Pledge Agreement, together with its successors in such capacity.

     "SENIOR INDEBTEDNESS" means the principal of and premium and interest, if any, including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not such claim for post-petition interest is allowed in such proceeding, on the Company's Indebtedness, whether incurred on or prior to the date of issuance of the Securities or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Contract Payments and the Deferred Contract Payments or to other Indebtedness that is equal or subordinated to the Contract Payments and the Deferred Contract Payments, other than:

          (i) any Indebtedness of the Company which when incurred and without respect to any election under Section 1111(b) of the Bankruptcy Code was without recourse to the Company;

          (ii) any Indebtedness of the Company to any of its subsidiaries, other than subsidiaries that are banks or bank holding companies as defined in the Bank Holding Company Act of 1956, as amended (the "Bank Holding Company Act");

          (iii) any Indebtedness to any of the Company's employees;

          (iv) any Indebtedness which by its terms is subordinated to trade accounts payable or accrued liabilities arising in the ordinary course of business to the extent that payments made to the holders of such Indebtedness by the Holder of any Securities as a result of the subordination provisions set forth herein would be greater than such payments otherwise would have been as a result of any obligation of such holders of such Indebtedness to pay amounts over to the obligees on such trade accounts payable or accrued liabilities arising in the ordinary course of business as a result of subordination provisions to which such Indebtedness is subject; and

          (v) any debt securities issued pursuant to the Junior Subordinated Indenture dated as of December 15, 1996 between the Company and Bank One Trust Company, N.A., as indenture trustee.

     "SEPARATE COVERS" means a Variable-Share Repurchase Contract, including the related Pledged Common Stock, that has been purchased separately from a SPACES, that has been separated from a SPACES pursuant to Section 3.13 or that has been separated from a SPACES upon settlement of the related Fixed-Share Purchase Contract.

     "SEPARATE COVERS CERTIFICATE" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Separate COVERS specified on such certificate, substantially in the form of Exhibit C hereto.

     "SEPARATE COVERS REGISTER" and "SEPARATE COVERS REGISTRAR" have the respective meanings specified in Section 3.5(a).

     "SEPARATE PACES" means a PACES that has been purchased separately from a SPACES, that has been separated from a SPACES pursuant to Section 3.13 or that has been separated from a SPACES upon early settlement of the related Variable-Share Repurchase Contract.

     "SEPARATE PACES CERTIFICATE" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Separate PACES specified on such certificate, substantially in the form of Exhibit B hereto.

     "SEPARATE PACES REGISTER" and "SEPARATE PACES REGISTRAR" have the respective meanings specified in Section 3.5(a).

     "SETTLEMENT DATE" means any Early Settlement Date or Merger Early Settlement Date, the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date.

     "SETTLEMENT RATE" means the Fixed-Share Settlement Rate, the Variable-Share Settlement Rate or the Fixed Variable-Share Settlement Rate.

     "SPACES" means the collective rights and obligations of a Holder of a SPACES Certificate in respect of (i) a PACES, subject to the Pledge of the related Fixed-Share Right, and (ii) the related Variable-Share Repurchase Contract.

     "SPACES CERTIFICATE" means a certificate evidencing the rights and obligations of a Holder in respect of the number of SPACES specified on such certificate, including the Fixed-Share Rights Certificate forming a part thereof and attached thereto, substantially in the form of Exhibit A hereto.

     "SPACES REGISTER" and "SPACES REGISTRAR" have the respective meanings specified in Section 3.5(a).

     "SPIN-OFF" means a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit of the Company.

     "STATED AMOUNT" means, with respect to any one SPACES, PACES or Separate PACES, $200.

     "TERMINATION DATE" means the date, if any, on which a Termination Event occurs.

     "TERMINATION EVENT" means the occurrence of any of the following events:

          (vi) at any time on or prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, a judgment, decree or court order shall have been entered granting relief under the Bankruptcy Code or any other similar federal or state law, adjudicating the Company to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of the Company, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days;

          (vii) at any time on or prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days; or

          (viii) at any time on or prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, the Company shall file a petition for relief under the Bankruptcy Code or any other similar federal or state law, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation under the Bankruptcy Code or any other similar federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

          "THRESHOLD APPRECIATION PRICE" has the meaning specified in Section 5.1(b)(i).

          "TRADING DAY" has the meaning specified in Section 5.1(e).

          "TREASURY FAIR MARKET VALUE" means, with respect to the applicable treasury strips, the average prices quoted for all such strips obtained by the Agent at approximately 10:30 a.m., New York City time, on the Business Day following the day on which the related Fixed-Share Purchase Contracts were surrendered for Early Settlement, from three independent nationally reorganized securities dealers selected by the Company (other than the Exchange Party); provided that, if at least three such quotes cannot be reasonably obtained, then the average of the two quotes shall be used, and if only one such quote can be reasonably obtained by the Agent, this one quote shall be used.

          "TREASURY PORTFOLIO" means a portfolio of zero-coupon U.S. Treasury securities that mature and will pay $1,000 on each scheduled Payment Date (CUSIP Numbers

     912833FS4, 912833CJ7, 912833FT2, 912833CK4, 912833FU9, 912833CL2,
     912833CM0, 912833FW5, 912833CN8 and 912820FX0).

          "TREASURY STRIP" means a zero-coupon U.S. Treasury security (CUSIP Number 912820FX0) maturing on the Fixed-Share Stock Purchase Date that will pay $1,000 on such maturity date.

          "UNDERWRITING AGREEMENT" means the Underwriting Agreement relating to the Securities dated January 14, 2003 among the Company and the underwriters named therein.

          "VARIABLE-SHARE EARLY SETTLEMENT RATE" has the meaning specified in
     Section 5.9(e).

          "VARIABLE-SHARE REPURCHASE CONTRACT", when used with respect to any SPACES or Separate COVERS, means the contract forming a part of such SPACES or Separate COVERS and obligating the Holder of such SPACES or Separate COVERS to sell and the Company to purchase Common Stock on the terms and subject to the conditions set forth in Article V.

          "VARIABLE-SHARE SETTLEMENT RATE" has the meaning specified in Section 5.1(b).

          "VARIABLE-SHARE STOCK PURCHASE DATE" means February 15, 2006.

          "VICE-PRESIDENT" means any vice-president, whether or not designated by a number or a word or words added before or after the title "Vice-President."

          SECTION 1.2. COMPLIANCE CERTIFICATES AND OPINIONS. Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Agent to take any action under any provision of this Agreement, the Company shall furnish to the Agent a Company Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

          SECTION 1.3. FORM OF DOCUMENTS DELIVERED TO AGENT. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

          SECTION 1.4. ACTS OF HOLDERS; RECORD DATES. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.1) conclusive in favor of the Agent and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Agent deems sufficient.

          (c) The ownership of Securities shall be proved by the SPACES Register, the Separate PACES Register or the Separate COVERS Register, as the case may be.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

          (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Securities. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Securities, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite number of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Agent in writing and to each Holder of Securities in the manner set forth in Section 1.6.

          (f) With respect to any record date set pursuant to this Section, the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Agent in writing, and to each Holder of Securities in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

          SECTION 1.5. NOTICES. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

          (a) the Agent by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, to the Agent at the Corporate Trust Office, Attention: Corporate Trust Administration, telecopy: (212) 373-1384, or at any other address furnished in writing by the Agent to the Holders and the Company; or

          (b) the Company by the Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, to the Company at State Street Corporation, 225 Franklin Street, Boston, Massachusetts 02110, Attention:
     General Counsel, telecopy: (617) 664-4747, or at any other address furnished in writing to the Agent by the Company; or

          (c) the Collateral Agent by the Agent, the Company or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Collateral Agent at 153 West 51st Street, New York, New York 10019, Attention: Corporate Trust Administration, telecopy: (212) 373-1384 or at any other address furnished in writing by the Collateral Agent to the Agent, the Company and the Holders.

          SECTION 1.6. NOTICE TO HOLDERS; WAIVER. (a) Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the applicable Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Agent shall constitute a sufficient notification for every purpose hereunder.

          SECTION 1.7. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.8. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 1.9. SEPARABILITY CLAUSE. In case any provision in this Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

          SECTION 1.10. BENEFITS OF AGREEMENT. Nothing in this Agreement or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Securities evidenced by their Certificates by their acceptance of delivery of such Certificates.

          SECTION 1.11. GOVERNING LAW. This Agreement and the Securities shall be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

          SECTION 1.12. LEGAL HOLIDAYS. (a) In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Certificates) payments on the Treasury Portfolio or the payment of Contract Payments shall not be made on such date, but such payments shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest or additional payment shall accrue or be payable by the Company for the period from and after any such Payment Date, except that if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

          (b) In any case where the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Certificates), the Contracts shall not be performed on such date, but the Contracts shall be performed on the next succeeding Business Day with the same force and effect as if performed on the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable.

          SECTION 1.13. COUNTERPARTS. This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

          SECTION 1.14. INSPECTION OF AGREEMENT. A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder.

          SECTION 1.15. APPOINTMENT OF FINANCIAL INSTITUTION AS AGENT FOR THE COMPANY. The Company may appoint a financial institution (which may be the Collateral Agent) to act as its agent in performing its obligations and in accepting and enforcing performance of the obligations of the Agent and the Holders, under this Agreement and the

     Contracts, by giving notice of such appointment in the manner provided in
     Section 1.5 hereof. Any such appointment shall not relieve the Company in any way from its obligations hereunder.

          SECTION 1.16. NO WAIVER. No failure on the part of the Company, the Agent, the Collateral Agent, the Securities Intermediary or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Company, the Agent, the Collateral Agent, the Securities Intermediary or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                                   ARTICLE II

                                CERTIFICATE FORMS

          SECTION 2.1. FORMS OF CERTIFICATES GENERALLY. (a) The SPACES Certificates (including the forms of Contracts forming part of the SPACES evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or quotation system on which the SPACES are listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such SPACES Certificates, as evidenced by their execution of the SPACES Certificates.

          (b) The definitive SPACES Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such SPACES Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

          (c) The Separate PACES Certificates (including the form of Fixed-Share Purchase Contract forming part of the Separate PACES evidenced thereby) shall be in substantially the form set forth in Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or the quotation system on which the Separate PACES may be listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Separate PACES Certificates, as evidenced by their execution of the Separate PACES Certificates.

          (d) The definitive Separate PACES Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Separate PACES Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

          (e) The Separate COVERS Certificate (including the form of Variable-Share Repurchase Contract forming part of the Separate COVERS evidenced thereby) shall be in substantially the form set forth in Exhibit C hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or the quotation system on which the Separate COVERS may be listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Separate COVERS Certificates, as evidenced by their execution of the Separate COVERS Certificates.

          (f) The definitive Separate COVERS Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Separate COVERS Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

          (g) Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

          THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

          Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

          SECTION 2.2. FORM OF AGENT'S CERTIFICATE OF AUTHENTICATION. (a) The form of the Agent's certificate of authentication of the SPACES shall be in substantially the form set forth on the form of the SPACES Certificates.

          (b) The form of the Agent's certificate of authentication of the Separate PACES shall be in substantially the form set forth on the form of the Separate PACES Certificates.

          (c) The form of the Agent's certificate of authentication of the Separate COVERS shall be in substantially the form set forth on the form of the Separate COVERS Certificates.

                                  ARTICLE III

                                 THE SECURITIES

          SECTION 3.1. TITLE AND TERMS; DENOMINATIONS. (a) The aggregate number of SPACES, Separate COVERS and, if any, Separate PACES evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to, in each case, 1,725,000, except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Section 3.4, 3.5, 3.10, 3.13, 3.14, 5.9, 5.10 or 8.5.

          (b) The Certificates shall be issuable only in registered form and only in denominations of a single SPACES, Separate PACES or Separate COVERS and any integral multiple thereof.

          SECTION 3.2. RIGHTS AND OBLIGATIONS EVIDENCED BY THE CERTIFICATES. (a) Each SPACES Certificate shall evidence the number of SPACES specified therein, with each such SPACES representing the ownership by the Holder thereof of (i) one PACES and (ii) the rights and obligations of the Holder thereof and the Company under one Variable-Share Repurchase Contract. One PACES shall represent the ownership by the Holder thereof of (x) the Ownership Interest in the Treasury Strip, subject to the Pledge thereof,
     (y) the Ownership Interest in the Treasury Portfolio and (z) the rights and obligations of the Holder thereof and the Company under one Fixed-Share Purchase Contract, subject to the Pledge of the Fixed-Share Right. The Agent, as attorney-in-fact for, and on behalf of, the Holder of each SPACES shall pledge, pursuant to the Pledge Agreement, the Ownership Interest in the Treasury Strip and the Fixed-Share Right forming a part of such SPACES to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such Ownership Interest in the Treasury Strip and the Fixed-Share Right, for the benefit of the Company, to secure, in the case of the Ownership Interest in the Treasury Strip, the obligation of the Holder under the Fixed-Share Purchase Contract to purchase the Common Stock of the Company and, in the case of the Fixed-Share Right, the obligation of the Holder under the Variable-Share Repurchase Contract to sell the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Fixed-Share Purchase Contract, such Contracts shall not entitle the Holders of SPACES Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

          (b) Each Separate PACES Certificate shall evidence the number of Separate PACES specified therein, with each such Separate PACES representing the ownership by the Holder thereof of (i) the Ownership Interest in the Treasury Strip, subject to the Pledge thereof, (ii) the Ownership Interest in the Treasury Portfolio and (iii) the rights and obligations of the Holder thereof and the Company under one Fixed-Share Purchase Contract. The Agent, as attorney-in-fact for, and on behalf of the Holder of each Separate PACES shall pledge, pursuant to the Pledge Agreement, the Ownership Interest in the Treasury Strip forming a part of such Separate PACES to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such Ownership Interest in the Treasury Strip, for the benefit of the Company, to secure the obligation of the Holder under the Fixed-Share Purchase Contract to purchase the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Fixed-Share Purchase Contract, such Contracts shall not entitle the Holders of Separate PACES Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

     (c) Each Separate COVERS Certificate shall evidence the number of Separate COVERS specified therein, with each such Separate COVERS representing the ownership by the Holder thereof of the rights and obligations of the Holder thereof and the Company under one Variable-Share Repurchase Contract. The Agent, as attorney-in-fact for, and on behalf of, the Holder of each Separate COVERS shall pledge, pursuant to the Pledge Agreement, a number of shares of Common Stock equal to the Maximum Variable-Share Settlement Rate (rounded up to the nearest whole share), per Variable-Share Repurchase Contract to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such Common Stock, for the benefit of the Company, to secure the obligation of such Holder under the Variable-Share Repurchase Contract to sell the Common Stock to the Company. Subject to Section 4.3, the Holder of each Separate COVERS shall be entitled, with respect to the Pledged Common Stock, to all of the rights of a holder of shares of Common Stock.

     SECTION 3.3. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. (a) Subject to the provisions of Sections 3.13 and 3.14, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

     (b) The Certificates shall be executed on behalf of the Company by an Authorized Officer and delivered to the Agent. The signature of any of these officers on the Certificates may be manual or facsimile.

     (c) Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

     (d) No Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized signatory of the Agent, as such Holder's attorney-in-fact. Such signature by an authorized signatory of the Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Contracts evidenced by such Certificate.

     (e) Each Certificate shall be dated the date of its authentication.

     (f) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

     SECTION 3.4. TEMPORARY CERTIFICATES. (a) Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A, Exhibit B or Exhibit C hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or quotation system on which the Securities may be listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

     (b) If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancelation of any one or more temporary Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Securities as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Securities evidenced thereby as definitive Certificates.

     SECTION 3.5. REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE. (a) The Agent shall keep at the Corporate Trust Office (x) a register (the "SPACES Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of SPACES Certificates and transfers of SPACES Certificates (the Agent, in such capacity, the "SPACES Registrar"), (y) a register (the "Separate PACES Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Separate PACES Certificates and transfers of Separate PACES Certificates (the Agent, in such capacity, the "Separate PACES Registrar") and
(z) a register (the "Separate COVERS Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Separate COVERS Certificates and transfers of Separate COVERS Certificates (the Agent, in such capacity, the "Separate COVERS Registrar").

     (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of like tenor and denominations, and evidencing a like number of SPACES, Separate PACES or Separate COVERS, as the case may be.

     (c) At the option of the Holder, Certificates may be exchanged for other Certificates, of like tenor and denominations and evidencing a like number of SPACES, Separate PACES or Separate COVERS, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

     (d) All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of SPACES, Separate PACES or Separate COVERS, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the SPACES, Separate PACES or Separate COVERS, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

     (e) Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

     (f) No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.6, 3.9 and 8.5 not involving any transfer.

     (g) Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earlier of the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, and the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall,

          (i) in the case of SPACES or Separate PACES, if the Fixed-Share Stock Purchase Date has occurred, deliver the shares of Common Stock issuable in respect of the Fixed-Share Purchase Contracts forming a part of the SPACES or Separate PACES evidenced by such Certificate,

          (ii) in the case of SPACES or Separate PACES, if a Termination Event shall have occurred prior to the Fixed-Share Stock Purchase Date, transfer the Ownership

     Interest in the Treasury Strip and the Ownership Interest in the Treasury Portfolio relating to such SPACES or Separate PACES, or

          (iii) in the case of Separate COVERS, if a Termination Event shall have occurred prior to the Variable-Share Stock Purchase Date, transfer the Pledged Common Stock relating to such Separate COVERS, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article V.

     SECTION 3.6. BOOK-ENTRY INTERESTS. The Certificates, on original issuance, will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary or a nominee or custodian thereof by, or on behalf of, the Company. Such Global Certificates shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in Section 3.9. The Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to
Section 3.9:

     (a) the provisions of this Section 3.6 shall be in full force and effect;

     (b) the Company and the Agent shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of Contract Payments, if any, and receiving approvals, votes or consents hereunder) as the Holder of the Securities and the sole holder of the Global Certificate(s) and shall have no obligation to the Beneficial Owners;

     (c) to the extent that the provisions of this Section 3.6 conflict with any other provisions of this Agreement or any Certificate, the provisions of this
Section 3.6 shall control; and

     (d) the rights of the Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants.

     The Clearing Agency will make book-entry transfers among Clearing Agency Participants and receive and transmit payments of Contract Payments to such Clearing Agency Participants.

     SECTION 3.7. NOTICES TO HOLDERS. Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Securities registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Company or the Company's agent shall, except as set forth herein, have no obligation to the Beneficial Owners.

     SECTION 3.8. APPOINTMENT OF SUCCESSOR CLEARING AGENCY. If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Securities, the Company may, in its sole discretion, appoint a successor Clearing Agency with respect to the Securities.

     SECTION 3.9. DEFINITIVE CERTIFICATES. If

          (i) a Clearing Agency notifies the Company that it is unwilling or unable to continue its services as securities depositary with respect to the Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 3.8, or

          (ii) the Company elects to terminate the book-entry system through the Clearing Agency with respect to the Securities, then upon surrender of the Global Certificates representing the Book-Entry Interests with respect to the Securities by the Clearing Agency, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Clearing Agency. The Company shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions.

     SECTION 3.10. MUTILATED, DESTROYED, LOST AND STOLEN CERTIFICATES. (a) If any mutilated Certificate is surrendered to the Agent, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate at the cost of the Holder, evidencing the same number of SPACES, Separate PACES or Separate COVERS, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

     (b) If there shall be delivered to the Company and the Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) such security or indemnity at the cost of the Holder as may be required by them to hold each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Agent that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of SPACES, Separate PACES or Separate COVERS, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

     (c) Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver any Certificate on or after the Business Day immediately preceding the earlier of the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, and the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) in the case of SPACES or Separate PACES, if the Fixed-Share Stock Purchase Date has occurred, deliver the shares of Common Stock issuable in respect of the Fixed-Share Purchase Contracts forming a part of the SPACES or Separate PACES evidenced by such Certificate, or (ii) if a Termination Event shall have occurred prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, transfer the Ownership Interests in the Treasury Strips and the Ownership Interest in the Treasury Portfolio or the Pledged Common Stock, as the case may be, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article V.

     (d) Upon the issuance of any new Certificate under this Section, the Company and the Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Agent) connected therewith.

     (e) Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Securities evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Securities evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

     (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

     SECTION 3.11. PERSONS DEEMED OWNERS. (a) Prior to due presentment of a Certificate for registration of transfer, the Company, the Agent and its Affiliates, and any agent of the Company or the Agent, may treat the Person in whose name such Certificate is registered on the Register as the owner of the Securities evidenced thereby for the purpose of receiving quarterly payments on the Ownership Interest in the Treasury Portfolio, receiving payments of Contract Payments, if any, and any Deferred Contract Payments, performance of the Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof shall be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, such Affiliates nor any agent of the Company, the Agent or such Affiliates, shall be affected by notice to the contrary.

     (b) Notwithstanding the foregoing, with respect to any Global Certificate, nothing herein shall prevent the Company, the Agent or any agent of the Company or the Agent, from treating the Clearing Agency as the sole Holder of such Global Certificate or from giving effect to any written certification, proxy or other authorization furnished by any Clearing Agency (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Clearing Agency and owners of beneficial interests in such Global Certificate, the operation of customary practices governing the exercise of rights of such Clearing Agency (or its nominee) as Holder of such Global Certificate.

     SECTION 3.12. CANCELATION. (a) All Certificates surrendered (i) for delivery of shares of Common Stock on or after any Settlement Date; (ii) upon the transfer of the Ownership Interests in the Treasury Strips and the Ownership Interest in the Treasury Portfolio or the Pledged Common Stock, as the case may be, after the occurrence of a Termination Event; or (iii) upon the registration of a transfer or exchange of a Security shall, if surrendered to any Person other than the Agent, be delivered to the Agent and, if not already canceled, shall be promptly canceled by it. The Company may at any time deliver to the Agent for cancelation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly canceled by the Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates canceled as provided in this Section, except as expressly permitted by this Agreement. All canceled Certificates held by the Agent shall upon written request be returned to the Company.

     (b) If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancelation of such Certificate unless and until such Certificate is delivered to the Agent canceled or for cancelation.

     SECTION 3.13. SPLITTING APART SPACES. (a) A Holder may separate the PACES from the related Variable-Share Repurchase Contract in respect of the SPACES held by such Holder by substituting for the Pledged Fixed-Share Right securing such Holder's obligations under the Variable-Share Repurchase Contract a number of shares of Common Stock equal to the Maximum Variable-Share Settlement Rate (rounded up to the nearest whole share) per Variable-Share Repurchase Contract (a "Collateral Substitution"). A Holder may effectuate a Collateral Substitution, at any time from and after the date of this Agreement and on or prior to the third Business Day immediately preceding the Fixed-Share Stock Purchase Date, by (i) depositing with the Collateral Agent a number of shares of Common Stock equal to the Maximum Variable-Share Settlement Rate (rounded up to the nearest whole share) and (ii) transferring the related SPACES to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit E hereto, stating that the Holder has transferred the relevant amount of Common Stock to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Fixed-Share Right underlying such SPACES, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit D hereto. Upon receipt of the Common Stock described in clause (i) above and the instruction described in clause (ii) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release such Pledged Fixed-Share Right from the Pledge, free and clear of the Company's security interest therein, and upon notification of such release the Agent shall promptly:

          (i)  cancel the related SPACES; and

          (ii) authenticate, execute on behalf of such Holder and deliver a Separate PACES Certificate and a Separate COVERS Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of PACES and Variable-Share Repurchase Contracts as were evidenced by the canceled SPACES.

     (b) Holders who elect to separate the Pledged Fixed-Share Rights from the related Variable-Share Repurchase Contracts and to substitute Common Stock for such Pledged Fixed-Share Rights shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

     (c) In the event a Holder making a Collateral Substitution pursuant to this
Section 3.13 fails to effect a book-entry transfer of the SPACES or fails to deliver a SPACES Certificate to the Agent after depositing Common Stock with the Collateral Agent, the Pledged Fixed-Share Rights constituting a part of such SPACES, and any distributions on such Pledged Fixed-Share Rights shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such SPACES are so transferred or the SPACES Certificate is so delivered, as the case may be, or, with respect to a SPACES Certificate, such Holder provides evidence satisfactory to the Company and the Agent that such SPACES Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

     (d) Except as described in this Section 3.13, for so long as the Fixed-Share Purchase Contract underlying a SPACES remains in effect, such SPACES shall not be separable into its constituent parts, and the rights and obligations of the Holder of such SPACES in respect of such constituent parts may be acquired, and may be transferred and exchanged, only as a SPACES, subject to the pledge of the Fixed-Share Right pursuant to the terms hereof and of the Pledge Agreement.

     SECTION 3.14. RE-CREATING SPACES. (a) A Holder of Separate PACES and Separate COVERS may re-create SPACES, at any time from and after the date of this Agreement and on or prior to the third Business Day immediately preceding the Fixed-Share Stock Purchase Date, by (i) pledging to the Collateral Agent the Fixed-Share Rights relating to such number of Separate PACES as is equal to such Separate COVERS and (ii) transferring such Separate PACES and Separate COVERS to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit E hereto, stating that the Holder has pledged the relevant number of Fixed-Share Rights to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Common Stock underlying such Separate COVERS, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit D hereto. Upon receipt of the Pledge of the Fixed-Share Rights described in clause (i) above and the instruction described in clause (ii) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Common Stock, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

          (i)   cancel the related Separate PACES and Separate COVERS;

          (ii)  transfer the Pledged Common Stock to the Holder; and

          (iii) authenticate, execute on behalf of such Holder and deliver a SPACES Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Contracts as were evidenced by the canceled Separate PACES and Separate COVERS.

     (b) Except as provided in this Section 3.14, Separate PACES and Separate COVERS shall not be available for re-creating SPACES, and the rights and obligations of the Holder of such Separate PACES and Separate COVERS may be acquired, and may be transferred and exchanged, only as a Separate PACES or Separate COVERS, including the Collateral related thereto.

     SECTION 3.15. TRANSFER OF COLLATERAL AND OWNERSHIP INTEREST IN THE TREASURY PORTFOLIO UPON OCCURRENCE OF TERMINATION EVENT. Upon the occurrence of a Termination Event and the transfer to the Agent of the Ownership Interests in the Treasury Strips or the Common Stock, as the case may be, underlying the SPACES, Separate PACES or Separate COVERS pursuant to the terms of the Pledge Agreement, the Agent shall request transfer instructions with respect to the Ownership Interests in the Treasury Portfolio and/or such Ownership Interests in the Treasury Strips or Common Stock, as the case may be, from each Holder by written request, substantially in the form of Exhibit G hereto, mailed to such Holder at its address as it appears in the SPACES Register, the Separate PACES Register or the Separate COVERS Register, as the case may be. Upon book-entry transfer of the SPACES, Separate PACES or Separate COVERS or delivery of a SPACES Certificate, Separate PACES Certificate or Separate COVERS Certificate to the Agent with such transfer instructions, the Agent shall transfer the Ownership Interests in the Treasury Portfolio and/or the Ownership Interests in the Treasury Strips or Common Stock, as the case may be, underlying such SPACES, Separate PACES or Separate COVERS, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder of SPACES, Separate PACES or Separate COVERS fails to effect such transfer or delivery, the Ownership Interests in the Treasury Portfolio and/or the Ownership Interests in the Treasury Strips or Common Stock, as the case may be, underlying such SPACES, Separate PACES or Separate COVERS, and any distributions thereon, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such SPACES, Separate PACES or Separate COVERS are transferred or the SPACES Certificate, Separate PACES Certificate or Separate COVERS Certificate is surrendered or such Holder provides satisfactory evidence that such SPACES Certificate, Separate PACES Certificate or Separate COVERS Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company. In the case of the Ownership Interests in the Treasury Portfolio and the Ownership Interests in the Treasury Strips, the Agent may dispose of the subject securities for cash and pay the applicable portion of such cash to the Holders in lieu of any Treasury securities, where such Holder would otherwise have been entitled to receive less than $1,000 principal amount of such security.

     SECTION 3.16. NO CONSENT TO ASSUMPTION. Each Holder of a Security, by acceptance thereof, will be deemed expressly to have withheld any consent to the assumption (i.e., affirmance) under Section 365 of the Bankruptcy Code or otherwise, of the applicable Contracts by the Company, its trustee in bankruptcy, any receiver, liquidator or person or entity performing similar functions in the event that the Company becomes a debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

                                   ARTICLE IV

                    TREASURY SECURITIES; PLEDGED COMMON STOCK

     SECTION 4.1. QUARTERLY DISTRIBUTIONS; RIGHTS TO DISTRIBUTIONS PRESERVED.
(a) A distribution on any Ownership Interest in the Treasury Portfolio which is paid on any Payment Date shall be paid to the Person in whose name the SPACES Certificate (or one or more Predecessor SPACES Certificates) or the Separate PACES Certificate (or one or more Predecessor Separate PACES Certificates) of which such Ownership Interest is a part is registered at the close of business on the Record Date for such Payment Date.

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

     (b) In the case of any SPACES or Separate PACES with respect to which Early Settlement or Merger Early Settlement of the underlying Fixed-Share Purchase Contract is effected in other than integral multiples of 1,000 related SPACES or Separate PACES, notwithstanding such Early Settlement or Merger Early Settlement, as the case may be, distributions on the Ownership Interest in the Treasury Portfolio otherwise payable on future Payment Dates shall be payable on such future Payment Dates, to the extent treasury strips underlying the Ownership Interest in the Treasury Portfolio are not distributed to the Holder as provided herein, and such distributions shall, subject to receipt thereof by the Agent, be payable to the Person in whose name the SPACES Certificate (or one or more Predecessor SPACES Certificates) or Separate PACES Certificate (or one or more Predecessor Separate PACES Certificates) was registered at the close of business on the Record Date immediately preceding the Early Settlement or Merger Early Settlement, as applicable. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any SPACES or Separate PACES with respect to which Early Settlement or Merger Early Settlement of the underlying Fixed-Share Purchase Contract is effected, distributions on the related Ownership Interest in the Treasury Portfolio that would otherwise be payable after the applicable Settlement Date shall not be payable hereunder to the Holder of such SPACES or Separate PACES.

     SECTION 4.2. DISTRIBUTIONS; NOTICE AND VOTING. (a) Subject to the terms hereof and the terms of the Pledge Agreement, any distribution made by the Company on Pledged Common Stock underlying a Separate COVERS shall, subject to the receipt thereof by the Agent, be distributed by the Agent to the Holder of such Separate COVERS on the record date for determining the holders of Common Stock entitled to receive such distribution; provided that any such distributions received by the Agent prior to 1:00 p.m., New York City time, shall be distributed by the Agent to Holders on the day received by the Agent, and that any such distributions received by the Agent at or after 1:00 p.m., New York City time, shall be distributed by the Agent to Holders on the following Business Day. Subject to Section 4.5(c) of the Pledge Agreement, the Collateral Agent shall promptly deliver to the Agent, for the benefit of the applicable Holders, any such distributions received by the Collateral Agent.

     (b) Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Common Stock, but only to the extent instructed in writing by the Holders as described below. Upon receipt of notice of any meeting at which holders of Common Stock are entitled to vote or upon any solicitation of consents or proxies of holders of Common Stock, the Agent shall, as soon as practicable thereafter, mail, first class, postage pre-paid, to the Holders of Separate COVERS a notice:

          (i) containing such information as is contained in the notice or solicitation;

          (ii) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Common Stock entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to such Common Stock underlying their Separate COVERS; and

          (iii) stating the manner in which such instructions may be given.

Upon the written request of the Holders of Separate COVERS on such record date received by the Agent at least six days prior to such meeting, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of shares of Pledged Common Stock as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Separate COVERS, the Agent shall abstain from voting the Pledged Common Stock underlying such Separate COVERS. The Company hereby agrees, if applicable, to solicit Holders of Separate COVERS to timely instruct the Agent in order to enable the Agent to vote such Pledged Common Stock.

     Except as set forth in this Section 4.2, the Holders of Securities shall have no voting or other rights in respect of Common Stock.

                                   ARTICLE V

                                  THE CONTRACTS

     SECTION 5.1. PURCHASE AND SALE OF SHARES OF COMMON STOCK. (a) Each Fixed-Share Purchase Contract shall, unless an Early Settlement has occurred in accordance with Section 5.9 or a Merger Early Settlement has occurred in accordance with Section 5.10, obligate the Holder of the related Security to purchase, and the Company to sell, on the Fixed-Share Stock Purchase Date at a price equal to $200 (the "Purchase Price"), 5.0505 newly issued shares of Common Stock (the "Fixed-Share Settlement Rate") subject to adjustment as provided in
Section 5.6 unless, on or prior to the Fixed-Share Stock Purchase Date, there shall have occurred a Termination Event with respect to the Security of which such Fixed-Share Purchase Contract is a part. As provided in Section 5.12, no fractional shares of Common Stock will be issued upon settlement of Fixed-Share Purchase Contracts.

     (b) Each Variable-Share Repurchase Contract shall, unless an Early Settlement has occurred in accordance with Section 5.9, or a Merger Early Settlement has occurred in accordance with Section 5.10, obligate the Holder of the related Security to sell, and the Company to purchase, on the Variable-Share Stock Purchase Date, a number of shares of Common Stock equal to the Variable-Share Settlement Rate (as defined below) unless, on or prior to the Variable-Share Stock Purchase Date, there shall have occurred a Termination Event with respect to the Security of which such Variable-Share Repurchase Contract is a part. The "Variable-Share Settlement Rate" is equal to

          (i) if the Applicable Market Value (as defined below) is equal to or greater than $48.7080 (the "Threshold Appreciation Price"), 0.9444 shares of Common Stock per Variable-Share Repurchase Contract,

          (ii) if the Applicable Market Value is less than the Threshold Appreciation Price, but is greater than $39.6000, the number of shares of Common Stock per Variable-Share Repurchase Contract equal to (x) $200 divided by $39.6000 minus (y) $200 divided by the Applicable Market Value, and

          (iii) if the Applicable Market Value is less than or equal to $39.6000, zero shares of Common Stock per Variable-Share Repurchase Purchase Contract,

     in each case subject to adjustment as provided in Section 5.6 (and in each case rounded upward or downward to the nearest 1/10,000th of a share). As provided in Section 5.12, no fractional shares of Common Stock will be sold upon settlement of Variable-Share Repurchase Contracts.

          (c) At any time prior to December 31, 2005, the Company may elect to fix the Variable-Share Settlement Rate in accordance with the formula (the "Fixing Formula") set forth on Exhibit F hereto (the new Settlement Rate referred to as the "Fixed Variable-Share Settlement Rate"). If the Company elects to fix the Variable-Share Settlement Rate, the Company must prepare and transmit to the Agent a Company Certificate setting forth its intention to fix the Variable-Share Settlement Rate. Prior to 10:00 a.m., New York City time, on the Business Day following the expiration of the 20 consecutive Trading Day period commencing the third Trading Day following the date of such Company Certificate, the Company will be required, in accordance with Section 5.7, to prepare and transmit to the Agent an additional Company Certificate setting forth its calculation of the Fixed Variable-Share Settlement Rate in accordance with the Fixing Formula and the effective date of the Fixed Variable-Share Settlement Rate. In no event will the Fixed Variable-Share Settlement Rate be greater than the Maximum Variable-Share Settlement Rate, subject to adjustment as provided in
     Section 5.6. The Fixed Variable-Share Settlement Rate will become effective at the open of business two Business Days after the close of the 20 consecutive Trading Day period.

          (d) The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Variable-Share Stock Purchase Date or, in the event of a Cash Merger contemplated by
     Section 5.10, the Cash Merger Date. The "Closing Price" of the Common Stock on any date of determination means the closing sale price per share (or, if no closing sale price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States securities exchange, as reported by The Nasdaq Stock Market, or if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose. A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock at the close of business on such day.

          (e) Each Holder of a Security, by its acceptance thereof, irrevocably authorizes the Agent to enter into and perform the related Contract or Contracts on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such

     Contract or Contracts, consents to the provisions hereof, irrevocably authorizes the Agent as its attorney-in-fact to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Ownership Interest in the Treasury Strip, the Fixed-Share Right, or the Common Stock, as the case may be, pursuant to the Pledge Agreement; provided that upon a Termination Event, the rights of the Holder of such Security under the Contract or Contracts may be enforced without regard to any other rights or obligations. Each Holder of a Security, by its acceptance thereof, further covenants and agrees, that, to the extent and in the manner provided in Section 5.4 and the Pledge Agreement, but subject to the terms thereof, (i) payment in respect of the Pledged Ownership Interest in the Treasury Strip to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Fixed-Share Purchase Contract, shall be paid on the Fixed-Share Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Fixed-Share Purchase Contract and such Holder shall acquire no right, title or interest in such payments, (ii) upon settlement of such Holder's obligations to sell Common Stock under the Variable-Share Repurchase Contract underlying a Separate COVERS, the Pledged Common Stock underlying such Separate Variable Share Repurchase Contract shall be delivered on the Settlement Date by the Collateral Agent to the Agent and, to the extent necessary, delivered by the Agent to the Company in satisfaction of such Holder's obligations under such Variable-Share Repurchase Contract and such Holder shall acquire no right, title or interest in such Pledged Common Stock so delivered to the Company, and (iii) out of the Common Stock delivered upon settlement of such Holder's obligations under the Fixed-Share Purchase Contract forming a part of the SPACES a number of Shares per related Variable-Share Repurchase Contract equal to the Maximum Variable-Share Settlement Rate (rounded up to the nearest whole share) automatically shall be pledged to the Collateral Agent, for the benefit of the Company, to secure such Holder's obligations under such Variable-Share Repurchase Contract.

          (f) Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant hereto) under the terms of this Agreement, the Contracts underlying such Certificate and the Pledge Agreement and the transferor shall be released from the obligations under this Agreement, the Contracts underlying the Certificates so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

          SECTION 5.2. CONTRACT PAYMENTS. (a) Subject to Section 5.3 herein, the Company shall pay, on each Payment Date, the Contract Payments, if any, payable in respect of each Contract to the Person in whose name a Certificate (or one or more Predecessor Certificates) is registered on the Register at the close of business on the Record Date next preceding such Payment Date in such coin or currency of the United States as at the time of payment shall be legal tender for payments. The Contract Payments, if any, will be payable at the Corporate Trust Office or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Register or by wire transfer to an account appropriately designated by a prior written notice by such Person.

          (b) Upon the occurrence of a Termination Event, the Company's obligation to pay Contract Payments (including any accrued or Deferred Contract Payments), if any, shall cease.

          (c) Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Certificate (including as a result of a Collateral Substitution or the re-creation of a SPACES) shall carry the rights to Contract Payments, if any, accrued and unpaid, and to accrue Contract Payments, if any, which is carried by the Contracts underlying such other Certificates.

          (d) Subject to Sections 5.4, 5.9 and 5.10, in the case of any Security with respect to which Early Settlement or Merger Early Settlement of the underlying Contract is effected on an Early Settlement Date or a Merger Early Settlement Date, respectively, in each case on a date that is after any Record Date and on or prior to the next succeeding Payment Date, Contract Payments on the Contract or Contracts underlying such Security otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement or Merger Early Settlement, and such Contract Payments shall, subject to the receipt thereof by the Agent, be paid to the Person in whose name the Certificate evidencing such Security (or one or more Predecessor Certificates) was registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any SPACES or Separate PACES with respect to which Early Settlement of the underlying Fixed-Share Purchase Contract is effected on an Early Settlement Date, Contract Payments, if any, that would otherwise be payable after the Early Settlement Date with respect to such Fixed-Share Purchase Contract shall not be payable. Holders of Variable-Share Repurchase Contracts will continue to be entitled to receive Contract Payments (including any accrued Contract Payments or Deferred Contract Payments), if any, thereon after Early Settlement or Merger Early Settlement thereof, in the same manner and at the same time as if such Contracts had not been settled.

          (e) Anything in this Agreement notwithstanding, the Company's obligations with respect to Contract Payments (including, for purposes of this Section 5.2(e), any accrued or Deferred Contract Payment) shall be subordinate and junior, to the extent and in the manner hereinafter set forth, to all Senior Indebtedness.

          If the Company shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no Contract Payment shall be made or agreed to be made on account of the Securities.

          In the event of (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceedings relating to the Company, its creditors or its property, (b) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by the Company for the benefit of creditors or (d) any other marshalling of the assets of the Company (each such event, if any, herein sometimes referred to as a "Proceeding"), all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any Contract Payment shall be made to any Holder of any of the Securities on account thereof. Any Contract Payment which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full.

     SECTION 5.3. DEFERRAL OF CONTRACT PAYMENTS. (a) The Company shall have the right or, at the direction of the Federal Reserve Board, shall be obligated, at any time prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, to defer the payment of any or all of the Contract Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its intention to defer each such Contract Payment (specifying the amount to be deferred) at least ten Business Days prior to the earlier of

          (i) the next succeeding Payment Date or

          (ii) the date the Company is required to give notice of the Record Date or Payment Date with respect to payment of such Contract Payments to the NYSE or other applicable self-regulatory organization or to Holders of the Securities, but in any event not less than one Business Day prior to such Record Date.

     Any Contract Payments so deferred shall, to the extent permitted by law, accrue additional Contract Payments thereon at the rate of 6.75% per year (computed on the basis of a 360-day year of twelve 30-day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Payments, if any, together with the additional Contract Payments, if any, accrued thereon, are referred to herein as the "Deferred Contract Payments"). Deferred Contract Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to this Section 5.3. No Contract Payments may be deferred to a date that is after the Fixed-Share Stock Purchase Date, in the case of Contract Payments payable on the Fixed-Share Purchase Contracts, or the Variable-Share Stock Purchase Date, in the case of Contract Payments payable on the Variable-Share Repurchase Contracts, and no such deferral period may end other than on a Payment Date. If the Contracts are terminated upon the occurrence of a Termination Event, the Holder's right to receive Contract Payments, if any, and Deferred Contract Payments will terminate.

     (b) In the event that the Company defers the payment of Contract Payments until a Payment Date prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, then all Deferred Contract Payments, if any, shall be payable to the registered Holders as of the close of business on the Record Date immediately preceding such Payment Date.

     (c) In the event that the Company defers the payment of Contract Payments until the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, each Holder will receive on the Fixed-Share Stock Purchase Date or the Variable-Share Purchase Date, as applicable, an amount equal to the Deferred Contract Payments, payable, at the Company's election, in shares of Common Stock or Notes. If the Company elects to pay the Deferred Contract Payments in shares of Common Stock, each Holder will receive a number of shares (in addition to a number of shares of Common Stock equal to the Fixed-Share Settlement Rate, if applicable) equal to (A) the aggregate amount of Deferred Contract Payments payable to such Holder divided by (B) the greater of (x) the Applicable Market Value on the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, and (y) $13.20 (as adjusted in a manner consistent with Section 5.6). If the Company elects to issue Notes in payment of the Deferred Contract Payments, such Notes shall have a principal amount equal to the Deferred Contract Payments.

     (d) No fractional shares of Common Stock will be issued by the Company with respect to the payment of Deferred Contract Payments on the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable. In lieu of fractional shares otherwise issuable with respect to such payment of Deferred Contract Payments, the Holder will be entitled to receive an amount in cash as provided in Section 5.12.

     (e) In the event the Company defers the payment of Contract Payments, then until the Deferred Contract Payments have been paid, the Company shall not declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's Capital Stock other than:

          (i) repurchases, redemptions or other acquisitions of shares of the Company's Capital Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of the Company's Capital Stock, or securities convertible into or exercisable for such Capital Stock, as consideration in an acquisition transaction entered into prior to the deferral of Contract Payments;

          (ii) as a result of an exchange or conversion of any class or series of the Company's Capital Stock for any Capital Stock of the Company's subsidiaries, or for any class or series of the Company's Capital Stock, or of any class or series of the Company's indebtedness for any class or series of the Company's Capital Stock;

          (iii) the purchase of fractional interests of the Company's Capital Stock pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted or exchanged;

          (iv) any declaration of a dividend in connection with any rights plan, or the issuance of rights, stock or other property under any rights plan, or the redemption or repurchase of rights pursuant thereto; or

          (v) any dividend in the form of stock, warrants, options or other rights where the dividend stock or stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks equally with or junior to such stock.

          SECTION 5.4. PAYMENT OF PURCHASE PRICE; DELIVERY OF SHARES. (a) Upon the maturity of the Treasury Strips underlying the SPACES or Separate PACES, on the Fixed-Share Stock Purchase Date, the Collateral Agent shall remit to the Company an amount equal to the aggregate Purchase Price applicable to the SPACES or Separate PACES, as payment for the Common Stock issuable upon settlement thereof without receiving any instructions from the Holders of such Securities, and the Collateral Agent shall deliver the Fixed-Share Rights Certificate to the Company for cancellation.

          (b) The obligations of each Holder of SPACES or Separate PACES to pay the Purchase Price are non-recourse obligations and, except to the extent paid upon Early Settlement or Merger Early Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders under the related Fixed-Share Purchase Contracts and in no event will Holders be liable for any deficiency between such proceeds and the Purchase Price.

          (c) Notwithstanding anything to the contrary herein, the Company shall not be obligated to issue any shares of Common Stock in respect of a Fixed-Share Purchase Contract or deliver any certificates therefor to the Holder of the related Security unless the Company shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder by such Holder in the manner herein set forth and, in the case of Fixed-Share Purchase Contracts that form a part of SPACES, the Company shall have received the related Fixed-Share Rights Certificate.

          (d) On the Variable-Share Stock Purchase Date, out of the Collateral securing Variable-Share Repurchase Contracts forming a part of Separate COVERS, the Collateral Agent shall remit to the Company a number of shares of Common Stock equal to the Settlement Rate applicable to such Variable-Share Repurchase Contracts plus a cash payment in lieu of any fraction of a share, in satisfaction of the Holders' obligations to sell Common Stock pursuant to such Variable-Share Repurchase Contracts, without receiving any instructions from the Holders of such Separate COVERS. Any shares of Common Stock held as Collateral that are in excess of the amount necessary to satisfy a Holder's obligations under such Variable-Share Repurchase Contracts will be deposited by the Collateral Agent with the Agent, for the benefit of such Holder. The Collateral Agent shall be entitled to dispose of any Collateral in order to make a cash payment to the Company in lieu of any a fraction of a share.

          (e) Subject to the obligations of a Holder in the event of a Collateral Insufficiency, as described in Section 4.5(c) of the Pledge Agreement, the obligations of each Holder of Separate COVERS to sell Common Stock pursuant to the underlying Variable-Share Repurchase Contracts are non-recourse obligations and shall be satisfied solely out of the Collateral pledged to secure the obligations of the Holders under such Variable-Share Repurchase Contracts and in no event will Holders be liable for any deficiency between such Collateral and the applicable Settlement Rate.

     SECTION 5.5. ISSUANCE OF SHARES OF COMMON STOCK. (a) Unless a Termination Event shall have occurred on or prior to the Fixed-Share Stock Purchase Date or an

Early Settlement or a Merger Early Settlement shall have occurred, and subject to Section 5.5(b), on the Fixed-Share Stock Purchase Date, upon the Company's receipt of payment in full of the Purchase Price for the shares of Common Stock purchased by the Holders pursuant to the foregoing provisions of this Article and subject to Section 5.6(b), the Company shall issue and deposit with the Agent, for the benefit of the Holders of the Outstanding Securities (excluding Separate COVERS), one or more certificates representing the newly issued shares of Common Stock registered in the name of the Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which both a record date and payment date for such dividend or distribution has occurred after the Fixed-Share Stock Purchase Date, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder. Subject to the foregoing, upon surrender of a SPACES Certificate or a Separate PACES Certificate to the Agent on or after the Fixed-Share Stock Purchase Date, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefor (i) a certificate representing that number of whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article V (after taking into account all Securities then held by such Holder) together with cash in lieu of fractional shares as provided in Section 5.12 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be canceled. Upon surrender of a SPACES Certificate as described above or in connection with Early Settlement or Merger Early Settlement, the Holder of such Certificate shall also be entitled to receive in exchange therefor a Separate COVERS Certificate representing a number of Separate COVERS equal to the number of Variable Share Repurchase Contracts forming a part of the SPACES being settled and which Variable-Share Repurchase Contracts are not also being settled. Such shares and, if applicable, Separate COVERS Certificates shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Agent. If any shares of Common Stock issued in respect of a Fixed-Share Purchase Contract or, if applicable, Separate COVERS Certificates issued in respect of a SPACES are to be registered to a Person other than the Person in whose name the Certificate evidencing such Fixed-Share Purchase Contract or, if applicable, SPACES is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of such Certificate or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

     (b) Upon settlement of a Fixed-Share Purchase Contract forming a part of a SPACES, whether such settlement is on the Fixed-Share Stock Purchase Date as provided above or is an Early Settlement or a Merger Early Settlement, without receiving any instructions from the Holders of such Fixed-Share Purchase Contracts, the Agent shall pledge to the Collateral Agent, as attorney-in-fact for such Holders, out of the shares of Common Stock deposited with the Agent for the benefit of such Holders, a number of shares of Common Stock equal to the Maximum Variable-Share Settlement Rate (rounded up to the nearest whole share) per Separate COVERS resulting from such settlement, as further provided in the Pledge Agreement. The Pledged Common Stock shall secure the Holders' obligations to sell Common Stock pursuant to the Variable-Share Repurchase Contracts forming a part of such Separate COVERS.

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

     SECTION 5.6. ADJUSTMENT OF SETTLEMENT RATES. (a) Adjustments for Dividends, Distributions, Stock Splits, Etc.

          (i) Stock Dividends. In case the Company shall pay or make a dividend or other distribution on the Common Stock in Common Stock, the Settlement Rates in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing the applicable Settlement Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (ii) Stock Purchase Rights. In case the Company shall issue rights, options or warrants to all holders of its Common Stock (that are not available on an equivalent basis to Holders of the Securities upon settlement of the Contracts underlying such Securities) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than pursuant to any dividend reinvestment, share purchase or similar plan), the Settlement Rates in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing the applicable Settlement Rate by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any such rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

          (iii) Stock Splits; Reverse Splits. In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rates in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rates in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

          (iv) Debt or Asset Distributions. In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (ii) of this Section, any dividend or distribution paid exclusively in cash and any dividend, shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of a Spin-Off referred to in the next paragraph, or dividend or other distribution referred to in paragraph (i) of this Section), the Settlement Rates shall be adjusted so that the same shall equal the rate determined by dividing the applicable Settlement Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In any case in which this paragraph (iv) is applicable, paragraphs (i) and (ii) of this Section shall not be applicable.

          (v) Spin-Off. In the case of a Spin-Off, the Settlement Rates in effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive that distribution will be increased by multiplying the applicable Settlement Rate by a fraction, the numerator of which is the Current Market Price per share of the Common Stock plus the Fair Market Value of the portion of those shares of Capital Stock or similar equity interests so distributed applicable to one share of Common Stock and the denominator of which is the Current Market Price per share of the Common Stock. Any adjustment to the Settlement Rates under this paragraph (v) will occur on the date that is the earlier of (1) the tenth Trading Day following the effective date of the Spin-Off and (2) the date of the securities being offered in the Initial Public Offering of the Spin-Off, if that Initial Public Offering is effected simultaneously with the Spin-Off.

          (vi) Cash Distributions. In case the Company shall, (i) by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.6(b) applies or as part of a distribution referred to in paragraph (iv) of this Section) in an aggregate amount that, when combined together with
     (ii) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash (other than regular quarterly cash dividends) within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (vi) or paragraph (vii) of this Section has been made and (iii) the aggregate of any cash plus the fair market value, as of the date of the expiration of the tender or exchange offer referred to below (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), of consideration payable in respect of any tender or exchange offer (other than consideration payable in respect of any odd lot tender offer) by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of the distribution described in clause (i) above and in respect of which no adjustment pursuant to this paragraph (vi) or paragraph (vii) of this Section has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on the fifth Trading Day following such date for determination, the Settlement Rates shall be increased so that the same shall equal the rate determined by multiplying the applicable Settlement Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (A) the numerator of which shall be equal to the Current Market Price per share of the Common Stock plus an amount equal to the quotient of (x) the combined amount distributed or payable in the transactions described in clauses (i), (ii) and (iii) above and (y) the number of shares of Common Stock outstanding on such date for determination and (B) the denominator of which shall be equal to the Current Market Price per share of the Common Stock. Such increase in the Settlement Rates shall be given retroactive effect to the opening of business on the "ex date."

          (vii) Tender Offers. In case (i) a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that when combined together with (ii) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer (other than consideration payable in respect of any odd lot tender offer), of consideration payable in respect of any other tender or exchange offer, by the Company or any subsidiary of the Company for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (vi) of this Section or this paragraph (vii) has been made and
     (iii) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash (other than regular quarterly cash dividends) within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (vi) of this Section or this paragraph (vii) has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately after the close of business on the fifth Trading Day after the date of the Expiration Time, the Settlement Rates shall be adjusted so that the same shall equal the rate determined by multiplying the applicable Settlement Rate immediately prior to the close of business on the date of the Expiration Time by a fraction (A) the numerator of which shall be equal to (x) the product of (I) the Current Market Price per share of the Common Stock and (II) the number of shares of Common Stock outstanding (excluding any tendered shares) on the fifth Trading Day following the Expiration Time plus (y) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the transactions described in clauses (i),
     (ii) and (iii) above (assuming in the case of clause (i) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), and (B) the denominator of which shall be equal to the product of (x) the Current Market Price per share of the Common Stock and
     (y) the number of shares of Common Stock outstanding on the fifth Trading Day following the date of the Expiration Time plus the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

          (viii) Reclassification. The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.6(b) applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph
     (iv) of this Section), and (ii) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (iii) of this Section).

          (ix) Current Market Price. The "Current Market Price" per share of the Common Stock means (a) for purposes of paragraphs (ii) and (iv) of this
     Section 5.6(a), on any day the average of the Closing Prices for the five consecutive Trading Days ending on the earlier of the day preceding the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation, (b) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of the securities being distributed in the Spin-Off, the Closing Price of the Common Stock on the Trading Day on which the initial public offering price of the securities being distributed in the Spin-Off is determined, (c) in the case of any other Spin-Off, the average of the Closing Prices of the Common Stock over the first 10 Trading Days after the effective date of such Spin-Off, (d) for purposes of paragraph (vi) of this Section 5.6(a), the average of the Closing Prices for the five consecutive Trading Days commencing on the "ex date", and (e) for purposes of Paragraph (vii) of this Section 5.6(a), the average of the Closing Prices for the five consecutive Trading Days immediately following the date of the Expiration Time. For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

          (x) Calculation of Adjustments. All adjustments to the Settlement Rates shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment in the Settlement Rates shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rates pursuant to paragraph (i), (ii),
     (iii), (iv), (v), (vi), (vii), (viii) or (xi) of this Section 5.6(a), an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (i), (ii) or (iii) of the definition of Variable-Share Settlement Rate in Section 5.1(b) will apply on the Variable-Share Stock Purchase Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction, the numerator of which shall be the Variable-Share Settlement Rate immediately after such adjustment pursuant to paragraph (i), (ii), (iii), (iv), (v), (vi), (vii),
     (viii) or (xi) of this Section 5.6(a) and the denominator of which shall be the Variable-Share Settlement Rate immediately before such adjustment; provided, however, that if such adjustment to the Variable-Share Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (i), (ii), (iii), (iv), (v), (vi), (vii), (viii) or (xi) of this Section 5.6(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Variable-Share Settlement Rate.

          (xi) Increase of Settlement Rates. The Company may make such increases in the Settlement Rates, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons.

          (xii) The Company has entered into an Amended and Restated Rights Agreement dated as of June 18, 1998 (the "Rights Agreement") with Bank Boston N.A. pursuant to which share purchase rights (the "Rights") have been, and may in the future be, issued in respect of shares of Common Stock. Each share of Common Stock issued upon settlement of any Fixed-Share Purchase Contract pursuant to this Article V shall be entitled to receive the appropriate number of Rights, if any, and the certificates representing the Common Stock issued upon such settlement shall bear such legends, if any, in each case as provided by and subject to the terms of the Rights Agreement as in effect at the time of such settlement. If after the date of this Agreement the rights separate from the Common Stock in accordance with the provisions of the Rights Agreement so that a Holder would not be entitled to receive any Rights in respect of the

     Common Stock issuable upon settlement of such Fixed-Share Purchase Contract, the Fixed-Share Settlement Rate will be adjusted as provided in paragraph (iv) of this Section 5.6(a) on the separation date, subject to readjustment in the event of the expiration, termination or redemption of the Rights. In lieu of any such adjustment, the Company may amend the Rights Agreement to provide that upon settlement Holders will receive, in addition to the Common Stock issuable upon such settlement, the Rights that would have attached to such shares of Common Stock if the Rights had not become separated from the Common Stock pursuant to the provisions of the Rights Agreement. If the Company hereafter adopts any shareholder rights plan similar to the Rights Agreement, a Holder shall be entitled to receive upon settlement of its Fixed-Share Purchase Contracts, in addition to the shares of Common Stock issuable upon settlement, the related rights for the Common Stock whether or not the rights under the future shareholder rights plan have separated from the Common Stock at the time of settlement but otherwise subject to the generally applicable terms of such plan and no additional adjustment to the Fixed-Share Settlement Rate shall be made for the future shareholder rights plan under this Section 5.6.

          (b) Adjustment for Consolidation, Merger or Other Reorganization
     Event.

          In the event of:

               (i) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation),

               (ii) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety,

               (iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition), or

               (iv) any liquidation, dissolution or winding up of the Company other than as a result of or after the occurrence of a Termination Event (any such event, a "Reorganization Event"), each share of Common Stock covered by each Contract immediately prior to such Reorganization Event shall, after such Reorganization Event, be converted for purposes of the Contract into the kind and amount of securities, cash and other property receivable in such Reorganization Event (without any interest thereon, and without any right to dividends or distributions thereon which have a record date that is prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable) per share of Common Stock by a holder of Common Stock that (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-Affiliates, and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). On the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, the Settlement Rate then in effect will be applied to the value on the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, of such securities, cash or other property.

     In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person that acquires the assets of the Company or, in the event of a liquidation or dissolution of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Agent an agreement supplemental hereto providing that the Holder of each Outstanding Security shall have the rights provided by this
Section 5.6. Such supplemental agreement shall provide for adjustments that, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

     SECTION 5.7. NOTICE OF ADJUSTMENTS AND CERTAIN OTHER EVENTS. (a) Whenever the Settlement Rates are adjusted as herein provided, or the Variable-Share Settlement Rate is fixed pursuant to Section 5.1(c), the Company shall:

          (i) forthwith compute the Settlement Rates in accordance with Section
     5.6 or, in the case of the Fixed Variable-Share Settlement Rate, in accordance with the Fixing Formula and prepare and transmit to the Agent and the Collateral Agent a Company Certificate setting forth the Settlement Rates or the Fixed Variable-Share Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based (which Company Certificate, in the case of the fixing of the Variable-Share Settlement Rate, shall be delivered by such time and date as specified in Section 5.1(c)); and

          (ii) as soon as practicable following the occurrence of an event that requires or permits an adjustment to the Settlement Rates pursuant to
     Section 5.6 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware) or following the fixing of the Variable-Share Settlement Rate, provide a written notice to the Holders of the Securities of the occurrence of such event and a statement setting forth in reasonable detail the method by which the adjustment to the Settlement Rates was determined or the Variable-Share Settlement Rate was fixed and setting forth the adjusted Settlement Rates or the Fixed Variable-Share Settlement Rate.

     (b) Upon the occurrence of an event that requires or permits an adjustment to the Settlement Rates pursuant to Section 5.6, the Company, in consultation with the Collateral Agent, will determine whether, as a result of such adjustments, a Collateral Insufficiency exists. The Company shall specify in any Company Certificate delivered pursuant to Section 5.7(a)(i) whether a Collateral Insufficiency exists. If the Company determines that a Collateral Insufficiency exists, the Company and the Collateral Agent will take such steps as provided for in Section 4.5(c) of the Pledge Agreement.

     (c) The Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Settlement Rates, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Contract, and the Agent makes no representation with respect thereto. The Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

     SECTION 5.8. TERMINATION EVENT; NOTICE. The Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of Holders to receive accumulated Contract Payments, if any, or any Deferred Contract Payments and obligations of the Holders to purchase or sell Common Stock, will immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, (i) the SPACES and Separate PACES shall thereafter represent the right to receive the Ownership Interests in the Treasury Strips and the Ownership Interest in the Treasury Portfolio forming a part of such SPACES and Separate PACES and (ii) the Separate COVERS shall thereafter represent the right to receive the Pledged Common Stock forming a part of such Separate COVERS. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Register.

     SECTION 5.9. EARLY SETTLEMENT. (a) Subject to and upon compliance with the provisions of this Section 5.9, Fixed-Share Purchase Contracts underlying SPACES or Separate PACES having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof and Variable-Share Repurchase Contracts, may, at the option of the Holder thereof, be settled early ("Early Settlement") on or prior to 10:00 a.m., New York City time, on the third Business Day immediately preceding the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable.

     (b) In order to exercise the right to effect Early Settlement with respect to any Fixed-Share Purchase Contracts, the Holder of the Certificate evidencing the related Securities shall deliver such Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of "Election to Settle Early" on the reverse thereof duly completed and accompanied by payment payable to the Company in immediately available funds in an amount (the "Early Settlement Amount") equal to (A) the product of (i) the Stated Amount of such Securities multiplied by
(ii) the number of Fixed-Share Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus (B) if such delivery is made with respect to any Fixed-Share Purchase Contracts during the period from close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Payments, if any, payable on such Payment Date with respect to such Fixed-Share Purchase Contracts; provided that no payment shall be required pursuant to clause (B) of this sentence if the Company shall have elected to defer the Contract Payments which would otherwise be payable on such Payment Date. Except as provided in the immediately preceding sentence and subject to Section 5.2(d), no payment or adjustment shall be made upon Early Settlement of any Fixed-Share Purchase Contract on any Contract Payments accrued on such Fixed-Share Purchase Contract or on account of any dividends on the Common Stock issued upon such Early Settlement.

     (c) In order to exercise the right to effect Early Settlement with respect to any Variable-Share Repurchase Contracts, the Holder of the Certificate evidencing the related Security shall deliver such Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form "Election to Settle Early" on the reverse thereof duly completed and, in the case of Variable-Share Repurchase Contracts forming a part of SPACES, accompanied by a number of shares of Common Stock equal to the Variable-Share Early Settlement Rate (as defined below) together with payment in lieu of any fraction of a share, as provided in Section 5.12. Upon Early Settlement of any Variable-Share Repurchase Contract underlying a Separate COVERS, the obligation of the Holder of such Contract to deliver a number of shares of Common Stock equal to the Variable-Share Early Settlement Rate shall be satisfied from the Pledged Common Stock delivered to the Agent by the Collateral Agent as provided below. Upon Early Settlement of any Variable-Share Repurchase Contract, the Holder thereof shall continue to be entitled to receive Contract Payments or Deferred Contract Adjustment Payments with respect to such Variable-Share Repurchase Contract as if such Holder had not settled such Variable-Share Repurchase Contract.

     (d) If the foregoing requirements are first satisfied with respect to Contracts underlying any Security at or prior to 5:00 p.m., New York City time, on a Business Day, such day shall be the "Early Settlement Date" with respect to such Security and if such requirements are first satisfied after 5:00 p.m., New York City time, on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Security shall be the next succeeding Business Day.

     (e) Upon Early Settlement of any Fixed-Share Purchase Contract by the Holder of the related Securities, the Company shall issue (subject to Section 5.9(j)), and the Holder shall be entitled to receive, a number of shares of Common Stock equal to the Fixed-Share Early Settlement Rate on account of such Fixed-Share Purchase Contract. Upon Early Settlement of any Variable-Share Repurchase Contract by the Holder of the related Securities, the Holder shall deliver, and the Company shall be entitled to receive, a number of shares of Common Stock equal to the Maximum Variable-Share Settlement Rate or, if the Variable-Share Settlement Rate has been fixed pursuant to Section 5.1(c) prior to such Early Settlement, a number of shares of Common Stock equal to the Fixed Variable-Share Settlement Rate (such number of shares referred to as the "Variable-Share Early Settlement Rate," and together with the Fixed-Share Early Settlement Rate, the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rates are adjusted under Section 5.6. Upon simultaneous Early Settlement of both Contracts underlying a SPACES, subject to Section 5.9(j), the Holder of such SPACES shall have no obligation to deliver shares of Common Stock with respect to its obligations under the Variable-Share Repurchase Contract and instead the Company shall issue, and such Holder shall be entitled to receive, a number of shares of Common Stock equal to the difference between the Fixed-Share Early Settlement Rate and the Variable-Share Early Settlement Rate (the "Net Early Settlement Rate").

     (f) No later than the third Business Day after the applicable Early Settlement Date, the Company shall cause (i) subject to Section 5.9(j), the shares of Common Stock issuable upon Early Settlement of Fixed-Share Purchase Contracts to be issued and delivered, and (ii) the related Pledged Ownership Interests in the Treasury Strips, in the case of SPACES or Separate PACES, or the related Pledged Common Stock, in the case of Separate COVERS, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Agent for delivery to the Holder thereof or the Holder's designee as provided below.

     (g) Upon Early Settlement of any Fixed-Share Purchase Contracts, and subject to receipt of shares of Common Stock from the Company (subject to Section 5.9(j)) and the Pledged Ownership Interests in the Treasury Strips from the Collateral Agent, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Securities, (i) transfer to the Holder the Pledged Ownership Interests in the Treasury Strips forming a part of such Securities, (ii) if the Holder elects to settle Fixed-Share Purchase Contracts in integral multiples of 1,000 related PACES, transfer to the Holder any remaining treasury strips in the Treasury Portfolio,
(iii) if the Holder elects to settle Fixed-Share Purchase Contracts in amounts other than integral multiples of 1,000 related PACES, transfer to the Holder any remaining treasury strips in the Treasury Portfolio that are in integral multiples of $1,000 principal amount, but the Agent shall retain the remainder of the treasury strips in the Treasury Portfolio and shall distribute the proceeds of such strips applicable to the Holder's Ownership Interest in the Treasury Portfolio as such strips mature, (iv) subject to Section 5.5(b) and the Pledge Agreement, deliver to the Holder a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.12, and (v) in the case of Early Settlement of Fixed-Share Purchase Contracts forming a part of SPACES, deliver to the Holder a Separate COVERS Certificate representing a number of Separate COVERS equal to the number of Variable-Share Repurchase Contracts forming a part of the related SPACES and which Variable-Share Repurchase Contracts are not also being settled.

     (h) Upon Early Settlement of any Variable-Share Repurchase Contracts, and subject to receipt of the Pledged Common Stock from the Collateral Agent in the case of Early Settlement of Variable-Share Repurchase Contracts underlying Separate COVERS, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Securities, (i) transfer to the Holder any Pledged Common Stock that remains after satisfaction of the Holder's delivery obligations under the related Variable-Share Repurchase Contract, if applicable, (ii) deliver to the Holder a certificate evidencing the Holder's continued entitlement to receive Contract Payments or Deferred Contract Payments, substantially in the form of Exhibit H hereto and (iii) in the case of Early Settlement of Variable-Share Repurchase Contracts forming a part of SPACES, deliver to the Holder a Separate PACES Certificate representing a number of Separate PACES equal to the number of Fixed-Share Purchase Contracts forming a part of the related SPACES and which Fixed-Share Purchase Contracts are not also being settled.

     (i) In the event that Early Settlement is effected with respect to Contracts underlying less than all the Securities evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Securities as to which Early Settlement was not effected.

     (j) The Company shall have the option, exercisable at any time or from time to time, to designate or change the designation, by delivering a Company Certificate to the Agent, a financial institution (an "Exchange Party") to which PACES related to Fixed-Share Purchase Contracts surrendered by a Holder for Early Settlement initially will be offered by the Agent on behalf of a Holder for exchange in lieu of Early Settlement. The Exchange Party initially shall be Goldman, Sachs & Co. The Exchange Party may, at its option, submit to the Agent a non-binding offer to accept PACES surrendered for Early Settlement; provided that the Exchange Party may accept for exchange only PACES having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. Subject to the foregoing, the Exchange Party may accept for exchange all or any of such PACES offered to it from time to time if it agrees, no later than the time specified in Section 5.9(f) with respect to the Company's delivery obligations in connection with an Early Settlement, to deliver in exchange therefor and the Early Settlement Amount, (i) a number of shares of Common Stock equal to the Fixed-Share Early Settlement Rate, together with payment in lieu of any fraction of a share, and (ii) Ownership Interests in the Treasury Strips and any remaining treasury strips in the Treasury Portfolio, in each case, that would be issued and/or delivered upon Early Settlement of the Fixed-Share Purchase Contracts related to such PACES in accordance with the terms of this Agreement; provided that, if a Holder has surrendered Fixed-Share Purchase Contracts for Early Settlement in other than integral multiples of 1,000 related PACES and, upon Early Settlement, the Agent would otherwise be required to retain all or a portion of the remaining treasury strips in the Treasury Portfolio for the Holder's benefit until such treasury strips mature, then the Exchange Party shall agree to deliver to the Holder, in respect of such treasury strips that would have otherwise been retained by the Agent, cash in an amount equal to the Treasury Fair Market Value (the amounts and securities described in (i) and (ii) above, including any cash in respect of treasury strips, the "Exchange Consideration"). Settlement for any such exchange shall take place no later than the third Business Day following such acceptance by the delivery of the Exchange Consideration by the Exchange Party to the Agent and the subsequent delivery of the Exchange Consideration by the Agent to the surrendering Holder. In the event that the Exchange Party fails to deliver the Exchange Consideration by such third Business Day, the Exchange Party shall be in default of its obligations and, instead of being exchanged, the Fixed-Share Purchase Contracts related to such PACES will be subject to Early Settlement in accordance with the terms hereof. Any PACES that have been exchanged shall remain outstanding as Separate PACES and the Agent shall deliver to the Exchange Party a Separate PACES Certificate evidencing the number of Separate PACES actually exchanged by the Exchange Party. Except as set forth in this Section 5.9(j), all

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

other procedures set forth in this Section 5.9 and applicable to Early Settlement of Fixed-Share Purchase Contracts shall also be applicable to the exchange of PACES pursuant to this Section 5.9(j).

          SECTION 5.10. EARLY SETTLEMENT UPON CASH MERGER. (a) In the event of a merger or consolidation of the Company of the type described in clause (1) of
Section 5.6(b) in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least 30% cash or cash equivalents (any such event a "Cash Merger"), then the Company (or the successor to the Company hereunder) shall be required to offer the Holder of each Security the right to settle the Contract or Contracts underlying such Security prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable ("Merger Early Settlement"), as provided herein. Holders exercising their right of Merger Early Settlement with respect to Fixed-Share Purchase Contracts may exercise such right only with respect to Fixed-Share Purchase Contracts underlying SPACES or Separate PACES having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. On or before the fifth Business Day after the consummation of a Cash Merger, the Company or, at the request and expense of the Company, the Agent, shall give all Holders notice of the occurrence of the Cash Merger and of the right of Merger Early Settlement arising as a result thereof. The Company shall also deliver a copy of such notice to the Agent and the Collateral Agent.

          Each such notice shall contain:

               (i) the date, which shall be not less than 20 nor more than 30 calendar days after the date of such notice, on which the Merger Early Settlement will be effected (the "Merger Early Settlement Date");

               (ii) the date, which shall be on or one Business Day prior to the Merger Early Settlement Date, by which the Merger Early Settlement right must be exercised;

               (iii) the Settlement Rates in effect as a result of such Cash Merger and the kind and amount of cash, securities and other property receivable or deliverable by the Holder upon settlement of each Contract pursuant to Section 5.6(b);

               (iv) a statement to the effect that all or a portion of the Purchase Price payable by the Holder to settle the Fixed-Share Purchase Contract will be offset against the amount of cash so receivable upon exercise of Merger Early Settlement, as applicable;

               (v) a statement to the effect that all or a portion of the kind and amount of cash, securities and other property deliverable by the Holder to settle the Variable-Share Repurchase Contract forming a part of a Separate COVERS will be offset against the Collateral held by the Collateral Agent to secure such Variable-Share Repurchase Contract, as applicable;

               (vi) a statement to the effect that, upon simultaneous Merger Early Settlement of both Contracts underlying a SPACES, the Holder of such SPACES shall have no obligation to deliver any cash, securities and other property with respect to its

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

     obligations under the Variable-Share Repurchase Contract and instead the Company shall deliver or cause to be delivered, and such Holder shall be entitled to receive for each SPACES, the kind and amount of cash, securities and other property equal to the difference between the Fixed-Share Settlement Rate and the Variable-Share Settlement Rate (or the Fixed Variable-Share Settlement Rate if then in effect), in each case as adjusted pursuant to Section 5.6; and

               (vii) the instructions a Holder must follow to exercise the Merger Early Settlement right.

          (b) To exercise a Merger Early Settlement right, a Holder shall deliver to the Agent at the Corporate Trust Office at or before 5:00 p.m., New York City time on the date specified in the notice, the Certificate(s) evidencing the Securities with respect to which the Merger Early Settlement right is being exercised duly endorsed for transfer to the Company or in blank with the form of "Election to Settle Early" on the reverse thereof duly completed and accompanied by (i) with respect to Fixed-Share Purchase Contracts, payment payable to the Company in immediately available funds in an amount (the "Merger Early Settlement Amount") equal to the Early Settlement Amount less the amount of cash that otherwise would be deliverable by the Company or its successor upon settlement of the Fixed-share Purchase Contract in lieu of Common Stock pursuant to Section 5.6(b) and as described in the notice to Holders and
(ii) with respect to Variable-share Repurchase Contracts, subject to Section 5.10(a)(v) and (vi), the kind and amount of cash, securities and other property equal to the Variable-Share Settlement Rate (or the Fixed Variable-Share Settlement Rate if then in effect) as adjusted pursuant to Section 5.6.

          (c) On the Merger Early Settlement Date, the Company shall (i) with respect to SPACES or Separate PACES, (A) subject to Section 5.10(a)(vi), deliver or cause to be delivered the net cash, securities and other property to be received by such exercising Holder, equal to the Fixed-Share Settlement Rate as adjusted pursuant to Section 5.6, in respect of the number of Fixed-Share Purchase Contracts for which such Merger Early Settlement right was exercised, and (B) cause the related Pledged Ownership Interests in the Treasury Strips to be released from the Pledge by the Collateral Agent and (ii) with respect to Separate COVERS, subject to Section 5.10(a)(v) and (vi), cause the Collateral securing the underlying Variable-Share Repurchase Contract to be released from the Pledge by the Collateral Agent, and transferred, in each case, to the Agent for delivery to the Holder thereof or its designee. In the event a Merger Early Settlement right shall be exercised by a Holder in accordance with the terms hereof, all references herein to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, shall be deemed to refer to such Merger Early Settlement Date.

          (d) Upon Merger Early Settlement of any Fixed-Share Purchase Contracts, and subject to receipt of such net cash, securities or other property from the Company and the Pledged Ownership Interests in the Treasury Strips from the Collateral Agent, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Securities,
(i) transfer to the Holder the Pledged Ownership Interests in the Treasury Strips forming a part of such Securities, (ii) if the Holder elects to settle Fixed-Share Purchase Contracts in integral multiples of 1,000 related PACES, transfer to the Holder any remaining treasury strips in the

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

Treasury Portfolio, (iii) if the Holder elects to settle Fixed-Share Purchase Contracts in amounts other than integral multiples of 1,000 related PACES, transfer to the Holder any remaining treasury strips in the Treasury Portfolio that are in integral multiples of $1,000 face amount, but the Agent shall retain the remainder of the treasury strips in the Treasury Portfolio and shall distribute the proceeds of such strips applicable to the Holder's Ownership interest in the Treasury Portfolio as such strips mature, (iv) subject to
Section 5.5(b) and the Pledge Agreement, deliver to the Holder such net cash, securities or other property issuable upon such Merger Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.12,
(v) in the case of Merger Early Settlement of Fixed-Share Purchase Contracts forming a part of SPACES, deliver to the Holder a Separate COVERS Certificate representing a number of Separate COVERS equal to the number of Variable-Share Repurchase Contracts forming a part of the related SPACES and which Variable-Share Repurchase Contracts are not also being settled and (vi) deliver to the Holder a certificate evidencing the Holder's continued entitlement to receive Contract Payments or Deferred Contract Payments substantially in the form of Exhibit H hereto.

          (e) Upon Merger Early Settlement of any Variable-Share Repurchase Contracts, and subject to receipt from the Collateral Agent, in the case of Merger Early Settlement of Variable-Share Repurchase Contracts underlying Separate COVERS, of the Collateral securing such Variable-Share Repurchase Contracts, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Securities, (i) subject to Section 5.10(a)(v) and (vi), transfer to the Holder such Collateral, if applicable, (ii) deliver to the Holder a certificate evidencing the Holder's continued entitlement to receive Contract Payments or Deferred Contract Payments, substantially in the form of Exhibit H hereto and (iii) in the case of Merger Early Settlement of Variable-Share Repurchase Contracts forming a part of SPACES, deliver to the Holder a Separate PACES Certificate representing a number of Separate PACES equal to the number of Fixed-Share Purchase Contracts forming a part of the related SPACES and which Fixed-Share Purchase Contracts are not also being settled.

          (f) In the event that Merger Early Settlement is effected with respect to Contracts underlying less than all the Securities evidenced by a Certificate, upon such Merger Early Settlement the Company (or the successor to the Company hereunder) shall execute and the Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Securities as to which Merger Early Settlement was not effected.

          SECTION 5.11. CHARGES AND TAXES. The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Fixed-Share Purchase Contracts and in payment of any Deferred Contract Payments; provided, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Security or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Securities evidenced thereby, other than in the name of the Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates unless and until the Person or

Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          SECTION 5.12. NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date or upon Early Settlement or Merger Early Settlement of any Contracts. The number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Contracts on the applicable Settlement Date or upon Early Settlement or Merger Early Settlement, the Company or the Holder, as applicable, through the Agent, shall make a cash payment in respect of such fractional shares in an amount equal to the value of such fractional shares times the Applicable Market Value. The Company shall provide the Agent from time to time with sufficient funds to permit the Agent to make all cash payments required by this Section 5.12 in a timely manner.

                                   ARTICLE VI

                                    REMEDIES

          SECTION 6.1. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE CONTRACT PAYMENTS AND PURCHASE COMMON STOCK. The Holder of any SPACES, Separate PACES or Separate COVERS, as the case may be, shall have the right, which is absolute and unconditional,

          (a) subject to the deferral provisions set forth in Section 5.3, and to the forfeiture of any Deferred Contract Payments with respect to Fixed-Share Purchase Contracts upon Early Settlement thereof pursuant to Section 5.9 or with respect to all Contracts upon the occurrence of a Termination Event, to receive payment of each installment of the Contract Payments, if any, with respect to the Contract constituting a part of such Security on the respective Payment Date for such Security and to institute suit for the enforcement of such right to receive Contract Payments, and

          (b) to purchase Common Stock pursuant to the Fixed-Share Purchase Contract constituting a part of such SPACES or Separate PACES and to institute suit for the enforcement of any such right to purchase Common Stock, and such rights shall not be impaired without the consent of such Holder.

          SECTION 6.2. RESTORATION OF RIGHTS AND REMEDIES. If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

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

          SECTION 6.3. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in Section 3.10(f), no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 6.4. DELAY OR OMISSION NOT WAIVER. No delay or omission of any Holder to exercise any right or remedy upon a Default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

          SECTION 6.5. UNDERTAKING FOR COSTS. All parties to this Agreement agree, and each Holder of a Security, by its acceptance of such Security shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of distributions on any Contract on or after the Payment Date therefor in respect of any Security held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Fixed-Share Purchase Contract constituting part of any Security held by such Holder.

          SECTION 6.6. WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                                    THE AGENT

          SECTION 7.1. CERTAIN DUTIES AND RESPONSIBILITIES. (a) The Agent

               (i) undertakes to perform, with respect to the Securities, such duties and only such duties as are specifically set forth in this Agreement and the Pledge Agreement and no implied covenants or obligations shall be read into this Agreement or the Pledge Agreement against the Agent; and

               (ii) in the absence of bad faith or gross negligence on its part, may, with respect to the Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement or the Pledge Agreement, as applicable; but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Agent, the Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement or the Pledge Agreement, as applicable (but need not confirm or investigate the accuracy of the mathematical calculations or other facts stated therein).

          (b) No provision of this Agreement or the Pledge Agreement shall be construed to relieve the Agent from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that

               (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

               (ii) the Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be conclusively determined by a court of competent jurisdiction that the Agent was grossly negligent in ascertaining the pertinent facts; and

               (iii) no provision of this Agreement or the Pledge Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (c) Whether or not therein expressly so provided, every provision of this Agreement and the Pledge Agreement relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provisions of this Section.

          (d) The Agent is authorized to execute, deliver and perform the Pledge Agreement in its capacity as Agent and to grant the Pledge.

          SECTION 7.2. NOTICE OF DEFAULT. Within 30 days after the occurrence of any Default by the Company hereunder of which a Responsible Officer of the Agent has actual knowledge, the Agent shall transmit by mail to the Company and the Holders of Securities, as their names and addresses appear in the Register, notice of such Default hereunder, unless such Default shall have been cured or waived.

          SECTION 7.3. CERTAIN RIGHTS OF AGENT. Subject to the provisions of
Section 7.1:

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

          (a) the Agent may, in the absence of bad faith, conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Agreement or the Pledge Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting to take any action hereunder, the Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon a Company Certificate;

          (d) the Agent may consult with counsel of its selection appointed with due care by it hereunder and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Contracts as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of the Company, personally or by agent or attorney;

          (f) the Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees or an Affiliate of the Agent and the Agent shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee or an Affiliate appointed with due care by it hereunder;

          (g) the rights, privileges, protections, immunities and benefits given to the Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Agent in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder;

          (h) the Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Agent security or indemnity satisfactory to the Agent against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

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          (i) the Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in the absence of bad faith or gross negligence by it;

          (j) the Agent shall not be deemed to have notice of any Default hereunder unless a Responsible Officer of the Agent has actual knowledge thereof or unless written notice of any event which is in fact such a Default is received by the Agent at the Corporate Trust Office of the Agent, and such notice references the Securities and this Agreement;

          (k) the Agent may request that the Company deliver a Company Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which Company Certificate may be signed by any person authorized to sign a Company Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

          (l) the Agent shall not be required to initiate or conduct any litigation or collection proceedings hereunder and shall have no responsibilities with respect to any Default hereunder except as expressly set forth herein.

          SECTION 7.4. NOT RESPONSIBLE FOR RECITALS, ETC. The recitals contained herein, in the Pledge Agreement and in the Certificates shall be taken as the statements of the Company, and the Agent assumes no responsibility for their accuracy or validity. The Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Securities, or of the Pledge Agreement or the Pledge or the Collateral and shall have no responsibility for perfecting or maintaining the perfection of any security interest in the Collateral. The Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Contracts.

          SECTION 7.5. MAY HOLD SECURITIES. Any Registrar or any other agent of the Company, or the Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Registrar or such other agent, or the Agent. The Company may become the owner or pledgee of Securities.

          SECTION 7.6. MONEY HELD IN CUSTODY. Money held by the Agent in custody hereunder need not be segregated from the Agent's other funds except to the extent required by law or provided herein. The Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          SECTION 7.7. COMPENSATION AND REIMBURSEMENT. The Company agrees:

          (a) to pay to the Agent from time to time compensation for all services rendered by it hereunder and under the Pledge Agreement as shall be agreed in writing between the Company and the Agent;

          (b) except as otherwise expressly provided herein, to reimburse the Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the

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Agent in accordance with any provision of this Agreement and the Pledge
Agreement (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel) in connection with the negotiation, preparation, execution and delivery and performance of this Agreement and the Pledge Agreement and any modification, supplement or waiver of any of the terms hereof or thereof, except any such expense, disbursement or advance as may be attributable to its gross negligence, willful misconduct or bad faith; and

          (c) to indemnify the Agent and any predecessor Agent (and each of its directors, officers, agents and employees) (collectively, the "Indemnitees") for, and to hold it harmless against, any loss, claim, damage, fine, penalty, liability or expense (including reasonable fees and expenses of counsel) incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder and under the Pledge Agreement, including the Indemnitees' reasonable costs and expenses of defending themselves against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties under this Agreement or under the Pledge Agreement. The Agent shall promptly notify the Company of any third party claim which may give rise to the indemnity hereunder and give the Company the opportunity to participate in the defense of such claim with counsel reasonably satisfactory to the Indemnitee, and no such claim shall be settled without the written consent of the Company, which consent shall not be unreasonably withheld.

          When the Agent incurs expenses or renders services in an action or proceeding commenced pursuant to Section 4.3 of the Pledge Agreement upon the occurrence of a Termination Event, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

          The provisions of this Section 7.7 shall survive the resignation and removal of the Agent and the termination of this Agreement and the Pledge Agreement.

          SECTION 7.8. CORPORATE AGENT REQUIRED; ELIGIBILITY. There shall at all times be an Agent hereunder which shall be (i) not an Affiliate of the Company and (ii) a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and having a Corporate Trust Office in the Borough of Manhattan, The City of New York, qualified and eligible under this Article and willing to act on reasonable terms. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 7.9. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. (a) No resignation or removal of the Agent and no appointment of a successor

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Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent in accordance with the applicable requirements of Section 7.10.

          (b) The Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Agent.

          (c) The Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Securities delivered to the Agent and the Company. If the instrument of acceptance by a successor Agent required by
Section 7.10 shall not have been delivered to the Agent within 30 days after such Act, the Agent being removed may petition any court of competent jurisdiction for the appointment of a successor agent.

          (d)  If at any time:

               (i) the Agent fails to comply with Section 310(b) of the TIA, as if the Agent were an indenture trustee under an indenture qualified under the TIA, and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months;

               (ii) the Agent shall cease to be eligible under Section 7.8 and shall fail to resign after written request therefor by the Company or by any such Holder; or

               (iii) the Agent shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (x) the Company by a Board Resolution may remove the Agent, or (y) any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent.

          (e) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Agent and shall comply with the applicable requirements of Section 7.10. If no successor Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, the Agent or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Agent.

          (f) The Company shall give, or shall cause such successor Agent to give, notice of each resignation and each removal of the Agent and each appointment of a successor Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their

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names and addresses appear in the applicable Register. Each notice shall include the name of the successor Agent and the address of its Corporate Trust Office.

          (g) If the Agent has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the TIA, the Agent and the Company shall in all respects comply with the provisions of Section 310(b) of the TIA.

          SECTION 7.10. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. (a) In case of the appointment hereunder of a successor Agent, every such successor Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Agent; but, on the request of the Company or the successor Agent, such retiring Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Agent all the rights, powers and trusts of the retiring Agent and shall duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder.

          (a) Upon request of any such successor Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

          (b) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be qualified and eligible under this Article.

          SECTION 7.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any Person into which the Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Agent, shall be the successor of the Agent hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Agent then in office, any successor by merger, conversion or consolidation to such Agent may adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Agent had itself authenticated and executed such Certificates.

          SECTION 7.12. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.
(a) The Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Agent in its capacity as Registrar.

          (b) If three or more Holders (herein referred to as "Applicants") apply in writing to the Agent, and furnish to the Agent reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to

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their rights under this Agreement or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

          SECTION 7.13. NO OBLIGATIONS OF AGENT. Except to the extent otherwise provided in this Agreement or the Pledge Agreement, the Agent assumes no obligation and shall not be subject to any liability under this Agreement, the Pledge Agreement or any Contract in respect of the obligations of the Holder of any Security thereunder. The Company agrees, and each Holder of a Certificate, by such Holder's acceptance thereof, shall be deemed to have agreed, that the Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Agent shall have no obligation to perform such Contracts on behalf of the Holders, except to the extent expressly provided in Article V. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Agent or its officers, directors, employees or agents be liable under this Agreement or the Pledge Agreement to any third party for indirect, incidental, special, punitive or consequential loss or damage of any kind whatsoever, including lost profits, whether or not the likelihood of such loss or damage was known to the Agent and regardless of the form of action.

          SECTION 7.14. TAX COMPLIANCE. (a) The Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting (including sending 1099s to Holders) and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made and any original issue discount accruable with respect to the Securities including, with respect to the Treasury Portfolio, payments made after Early Settlement, Merger Early Settlement or termination of the related Fixed-Share Purchase Contract or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Securities. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

          (b) The Agent shall comply in accordance with the terms hereof with any written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with the provisions of Section 7.1(a)(2).

          (c) The Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

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                                  ARTICLE VIII

                             SUPPLEMENTAL AGREEMENTS

          SECTION 8.1. SUPPLEMENTAL AGREEMENTS WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders, the Company and the Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Agent, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates;

          (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company;

          (c) to evidence and provide for the acceptance of appointment hereunder by a successor Agent;

          (d) to make provision with respect to the rights of Holders pursuant to the requirements of Section 5.6(b) or 5.10; or

          (e) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

          SECTION 8.2. SUPPLEMENTAL AGREEMENTS WITH CONSENT OF HOLDERS. (a) With the consent of the Holders of not less than a majority of the outstanding Contracts voting together as one class, by Act of said Holders delivered to the Company and the Agent, the Company, when authorized by a Board Resolution, and the Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Securities; provided, however, that, except as contemplated herein, no such supplemental agreement shall, without the consent of the Holder of each Outstanding Security affected thereby:

               (i) change any Payment Date;

               (ii) change the amount or the type of Collateral required to be pledged to secure a Holder's obligations under the applicable Contract, impair the right of the Holder of any Contract to receive distributions on the related Collateral (except for the rights of Holders of SPACES to substitute Common Stock for the Pledged Fixed-Share Rights, or the rights of holders of Separate PACES and Separate COVERS to substitute Fixed-Share Rights for the Pledged Common Stock) or otherwise materially adversely affect the Holder's rights in or to such Collateral;

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               (iii) reduce any Contract Payments, if any, or any Deferred
     Contract Payment, or change any place where, or the coin or currency in which, any Contract Payment is payable or increase any amounts payable by Holders in respect of the Securities or decrease any other amounts receivable by Holders in respect of the Securities;

               (iv) impair the right to institute suit for the enforcement of any Contract, any Contract Payment, if any, or any Deferred Contract Payment, if any;

               (v) reduce the number of shares of Common Stock to be purchased or sold pursuant to any Contract, increase the price to purchase shares of Common Stock upon settlement of any Contract, change the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date or otherwise materially adversely affect the Holder's rights under any Contract; or

               (vi) reduce the percentage of the outstanding Contracts the consent of whose Holders is required for any such supplemental agreement; provided, that if any amendment or proposal referred to above would adversely affect only the SPACES, Separate PACES or Separate COVERS, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on or consent to such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class; provided further, however, that no such agreement, whether with or without the consent of Holders, shall affect Section 3.16.

          (b) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 8.3. EXECUTION OF SUPPLEMENTAL AGREEMENTS. In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Agent shall be entitled to receive and (subject to Section 7.1) shall be fully protected in relying upon, a Company Certificate and an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Agent may, but shall not be obligated to, enter into any such supplemental agreement that affects the Agent's own rights, duties or immunities under this Agreement or otherwise.

          SECTION 8.4. EFFECT OF SUPPLEMENTAL AGREEMENTS. Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder shall be bound thereby.

          SECTION 8.5. REFERENCE TO SUPPLEMENTAL AGREEMENTS. Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Agent,

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

bear a notation in form approved by the Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates modified so as to conform, in the opinion of the Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent in exchange for Outstanding Certificates.

                                   ARTICLE IX

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

          SECTION 9.1. COVENANT NOT TO MERGE, CONSOLIDATE, SELL OR CONVEY PROPERTY EXCEPT UNDER CERTAIN CONDITIONS. The Company covenants that it will not
(a) merge with or into or consolidate with any other Person or (b) sell, assign, transfer, lease or convey all or substantially all of its properties and assets to any Person or group of affiliated Persons in one transaction or a series of related transactions, unless (i) either the Company shall be the continuing entity, or the successor (if other than the Company) shall be a Person, other than an individual, organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such Person shall expressly assume all the obligations of the Company under this Agreement, the Contracts and the Pledge Agreement by one or more supplemental agreements in form reasonably satisfactory to the Agent and the Collateral Agent, executed and delivered to the Agent and the Collateral Agent by such Person, and (ii) the Company or such successor, as the case may be, shall not, immediately after such merger or consolidation, or such sale, assignment, transfer, lease or conveyance, be in default in the performance of any covenant or condition hereunder, under any of the Contracts or under the Pledge Agreement.

          SECTION 9.2. RIGHTS AND DUTIES OF SUCCESSOR ENTITY. (a) In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor entity in accordance with Section 9.1, such successor Person shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Certificates evidencing Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Agent; and, upon the order of such successor Person, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Agent for authentication and execution, and any Certificate evidencing Securities which such successor entity thereafter shall cause to be signed and delivered to the Agent for that purpose. All the Certificates so issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

          (b) In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance, such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Securities thereafter to be issued as may be appropriate.

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

          SECTION 9.3. OPINION OF COUNSEL GIVEN TO AGENT. The Agent, subject to Sections 7.1 and 7.3, shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such consolidation, merger, sale, assignment, transfer, lease or conveyance have been met.

                                    ARTICLE X

                                    COVENANTS

          SECTION 10.1. PERFORMANCE UNDER CONTRACTS. The Company covenants and agrees for the benefit of the Holders from time to time of the Securities that it will duly and punctually perform its obligations under the Contracts in accordance with the terms of the Contracts and this Agreement.

          SECTION 10.2. MAINTENANCE OF OFFICE OR AGENCY. (a) The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Certificates may be presented or surrendered for acquisition or sale of shares of Common Stock upon settlement of the Fixed-Share Purchase Contracts or the Variable-Share Repurchase Contracts, as applicable, on any Settlement Date and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or re-creation of SPACES and where notices and demands to or upon the Company in respect of the Securities and this Agreement may be served. The Company will give prompt written notice to the Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Agent as its agent to receive all such presentations, surrenders, notices and demands.

          (b) The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Securities the Corporate Trust Office and appoints the Agent at its Corporate Trust Office as paying agent in such city.

          SECTION 10.3. COMPANY TO RESERVE COMMON STOCK. The Company shall at all times prior to the Fixed-Share Stock Purchase Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Fixed-Share Purchase Contracts constituting a part of the Securities evidenced by Outstanding Certificates.

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

          SECTION 10.4. COVENANTS AS TO COMMON STOCK. The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Fixed-Share Purchase Contract constituting a part of the Outstanding Securities will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

          SECTION 10.5. STATEMENTS OF OFFICERS OF THE COMPANY AS TO DEFAULT. The Company will deliver to the Agent, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31) ending after the date hereof, a Company Certificate stating whether or not to the knowledge of the signers thereof the Company is in Default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in Default, specifying all such Defaults and the nature and status thereof of which they may have knowledge.

          SECTION 10.6. ERISA. Each Holder and the fiduciary of any Plan that is a Holder, from time to time of the Securities, hereby represents and warrants on each day from and including the date of its purchase of any Securities through and including the earlier of the date of satisfaction of its obligations under any such Securities and the disposition of any such Securities either (i) that it is not a Plan or (ii) that the acquisition, holding and the disposition of any Securities, and the satisfaction of any obligations under such Securities (including any purchase of Common Stock from the Company and any transfer of Common Stock to the Company required pursuant to the terms of such Securities) by such Holder does not and will not constitute a prohibited transaction under ERISA or Section 4975 of the Code or other similar laws unless an exemption is available with respect to such transactions and the conditions of such exemption have been satisfied.

          SECTION 10.7. TAX TREATMENT. The Company and each Holder covenant and agree, for United States federal, state and local income and franchise tax purposes to (i) treat a Holder's acquisition and ownership of SPACES as the acquisition and ownership of the Ownership Interest in the Treasury Strip, the Ownership Interest in the Treasury Portfolio and the Contracts underlying the SPACES, (ii) treat a Holder's acquisition and ownership of Separate PACES as the acquisition and ownership of the Ownership Interest in the Treasury Strip, the Ownership Interest in the Treasury Portfolio and the Fixed-Share Purchase Contract underlying the Separate PACES and (iii) treat a Holder's acquisition and ownership of Separate COVERS as the acquisition and ownership of the underlying Variable-Share Repurchase Contract and of the Pledged Common Stock constituting the Collateral securing such Holder's obligations under the Variable-Share Repurchase Contract.

          SECTION 10.8. PROHIBITION ON CERTAIN BORROWINGS. The Company hereby represents, warrants and covenants that, as of the date hereof, it is not obligated, and it agrees not to obligate itself, in respect of any Indebtedness from (i) any of its subsidiaries that are not a "bank" or a "bank holding company" as defined in the Bank Holding Company Act, or (ii) any of its employees, except, in each case, in respect of Indebtedness (A) on which it shall defer principal, interest and premiums thereon, if any, to the same extent that it defers Contract Payments hereunder, if at all, or (B) incurred in the ordinary course of business.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                  STATE STREET CORPORATION


                                  By: /s/ Frederick P. Baughman
                                     ------------------------------
                                     Name:  Frederick P. Baughman
                                     Title: Senior Vice-President, Controller &
                                            Chief Accounting Officer



                                  BANK ONE TRUST COMPANY, N.A.,
                                  as Purchase Contract Agent

                                  By: /s/ Melissa Wilman
                                     ------------------------------
                                     Name:  Melissa Wilman
                                     Title: Authorized Officer

                                                                       EXHIBIT A

                           FORM OF SPACES CERTIFICATE

                       (Form of Global Certificate Legend)

         [THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

                            STATE STREET CORPORATION

                      (Form of Face of SPACES Certificate)
                                  6.75% SPACES
                              ($200 Stated Amount)

No._____
CUSIP No. 857477 20 2
Number of SPACES: 0 to 1,725,000

         This SPACES Certificate certifies that ________ is the registered Holder of the number of SPACES set forth above. Each SPACES represents the ownership by the Holder thereof of (i) one PACES and (ii) the rights and obligations of the Holder thereof and State Street Corporation, a Massachusetts corporation (the "Company"), under one Variable-Share Repurchase Contract. One PACES shall represent the ownership by the Holder thereof of (x) the Ownership Interest in the Treasury Strip, subject to the Pledge thereof, (y) the Ownership Interest in the Treasury Portfolio and (z) the rights and obligations of the Holder thereof and the Company under one Fixed-Share Purchase Contract, subject to the Pledge of the Fixed-Share Right, which Fixed-Share Right shall be evidenced by the Fixed-Share Rights Certificate substantially in the form attached to this SPACES Certificate. All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Ownership Interest in the Treasury Strip and the Fixed-Share Right, forming a part of such SPACES, have been pledged to the Collateral Agent and a security interest has been granted to the Collateral Agent in the right, title and interest of such Holder in such Ownership Interest in the Treasury Strip and Fixed-Share Right, for the benefit of the Company, to secure, in the case of the Ownership Interest in the Treasury Strip, the obligation of the Holder under the Fixed-Share Purchase Contract to purchase the Common Stock of the Company and, in the case of the Fixed-Share Right, the obligation of the Holder under the Variable-Share Repurchase Contract to sell the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Fixed-Share Purchase Contract, such Contracts shall not entitle the Holders of SPACES Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

         The Pledge Agreement provides that all payments in respect of the Ownership Interest in the Treasury Strip received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds (i) in the case of any payments in respect of the Ownership Interest in the Treasury Strip with respect to any such Ownership Interest that has been released from the Pledge pursuant to Section 4.3 of the Pledge Agreement, to the Agent to the account designated by the Agent, no later than 11:00 a.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 9:00 a.m., New York City time, on a Business Day, then such payment shall be made no later than 9:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments in respect of any Ownership Interest in the Treasury Strip to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Fixed-Share Purchase Contract, to the Company on the Fixed-Share Stock Purchase Date in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the SPACES of which such Ownership Interest in the Treasury Strip is a part under the Fixed-Share Purchase Contracts forming a part of such SPACES.

         Each Fixed-Share Purchase Contract shall, unless an Early Settlement has occurred or a Merger Early Settlement has occurred, obligate the Holder of the related Security to purchase, and the Company to sell, on the Fixed-Share Stock Purchase Date at a price equal to $200 (the "Purchase Price"), 5.0505 newly issued shares of Common Stock (the "Fixed-Share Settlement Rate"), subject to adjustment under Section 5.6 of the Purchase Contract Agreement, unless, on or prior to the Fixed-Share Stock Purchase Date, there shall have occurred a Termination Event with respect to the Security of which such Fixed-Share Purchase Contract is a part, and no fractional shares of Common Stock will be issued upon settlement of Fixed-Share Purchase Contracts, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof.

         Each Variable-Share Repurchase Contract shall, unless an Early Settlement has occurred or a Merger Early Settlement has occurred, obligate the Holder of the related Security to sell, and the Company to purchase, on the Variable-Share Stock Purchase Date, a number of shares of Common Stock equal to the Variable-Share Settlement Rate (the Fixed-Share Settlement Rate, the Variable-Share Settlement Rate or the Fixed Variable-Share Settlement Rate referred to as the "Settlement Rate") unless, on or prior to the Variable-Share Stock Purchase Date, there shall have occurred a Termination Event with respect to the Security of which such Variable-Share Repurchase Contract is a part. The "Variable-Share Settlement Rate" is equal to

          (i) if the Applicable Market Value is equal to or greater than $48.7080 (the "Threshold Appreciation Price"), 0.9444 shares of Common Stock per Variable-Share Repurchase Contract,

          (ii) if the Applicable Market Value is less than the Threshold Appreciation Price, but is greater than $39.6000, the number of shares of Common Stock per Variable-Share Repurchase Contract equal to (x) $200 divided by $39.6000 minus (y) $200 divided by the Applicable Market Value, and

          (iii) if the Applicable Market Value is less than or equal to $39.6000, zero shares of Common Stock per Variable-Share Repurchase Purchase Contract,

in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share). No fractional shares of Common Stock will be sold upon settlement of Variable-Share Repurchase Contracts.

         The Company shall pay in arrears on each February 15, May 15, August 15, and November 15 of each year commencing May 15, 2003 (a "Payment Date") in respect of each Fixed-Share Purchase Contract forming part of a SPACES evidenced hereby an amount equal to 0.75% per year of the Stated Amount and in respect of each Variable-Share Repurchase Contract forming part of SPACES evidence hereby an amount equal to 4.00% per year of the Stated Amount, computed on the basis of a 360-day year of twelve 30-day months, subject to deferral at the option of the Company as provided in the Purchase Contract Agreement and more fully described on the reverse hereof (provided that if any date on which Contract Payments are to be made on the Contracts is not a Business Day, then payment of such Contract Payments payable on that date will be made on the next succeeding day which is a Business Day, and no interest or payment will be paid in respect of such delay, except that if such next succeeding Business Day is in the next succeeding calendar year, then such payment will be made on the immediately preceding Business Day). Such Contract Payments shall be payable to the Person in whose name this SPACES Certificate (or a Predecessor SPACES Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Contract Payments will be payable at the office of the Agent in The City of New York, New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the SPACES Register or by wire transfer to an account appropriately designated by a prior written notice by such Person.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this SPACES Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                     STATE STREET CORPORATION

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Contracts evidenced hereby)

                                     By: BANK ONE TRUST COMPANY, N.A., not
                                     individually but solely as Attorney-in-Fact
                                     of such Holder

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                      AGENT'S CERTIFICATE OF AUTHENTICATION

     This is one of the SPACES Certificates referred to in the within-mentioned Purchase Contract Agreement.

Dated:                                BANK ONE TRUST COMPANY, N.A., as
                                      Purchase Contract Agent

                                      By:
                                         ---------------------------------------
                                                  Authorized Signatory

                     (FORM OF REVERSE OF SPACES CERTIFICATE)

         Each Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of January 21, 2003 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and Bank One Trust Company, N.A. as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the SPACES Certificates are, and are to be, executed and delivered.

         Each Fixed-Share Purchase Contract shall, unless an Early Settlement has occurred or a Merger Early Settlement has occurred, obligate the Holder of the related Security to purchase, and the Company to sell, on the Fixed-Share Stock Purchase Date at a price equal to $200 (the "Purchase Price"), 5.0505 newly issued shares of Common Stock (the "Fixed-Share Settlement Rate"), subject to adjustment under Section 5.6 of the Purchase Contract Agreement, unless, on or prior to the Fixed-Share Stock Purchase Date, there shall have occurred a Termination Event with respect to the Security of which such Fixed-Share Purchase Contract is a part, and no fractional shares of Common Stock will be issued upon settlement of Fixed-Share Purchase Contracts, all as provided in the Purchase Contract Agreement.

         Each Variable-Share Repurchase Contract shall, unless an Early Settlement has occurred or a Merger Early Settlement has occurred, obligate the Holder of the related Security to sell, and the Company to purchase, on the Variable-Share Stock Purchase Date, a number of shares of Common Stock equal to the Variable-Share Settlement Rate (the Fixed-Share Settlement Rate, the Variable-Share Settlement Rate or the Fixed Variable-Share Settlement Rate (as defined below) referred to as the "Settlement Rate") unless, on or prior to the Variable-Share Stock Purchase Date, there shall have occurred a Termination Event with respect to the Security of which such Variable-Share Repurchase Contract is a part. The "Variable-Share Settlement Rate" is equal to

               (i) if the Applicable Market Value is equal to or greater than $48.7080 (the "Threshold Appreciation Price"), 0.9444 shares of Common Stock per Variable-Share Repurchase Contract,

               (ii) if the Applicable Market Value is less than the Threshold Appreciation Price, but is greater than $39.6000, the number of shares of Common Stock per Variable-Share Repurchase Contract equal to (x) $200 divided by $39.6000 minus (y) $200 divided by the Applicable Market Value, and

               (iii) if the Applicable Market Value is less than or equal to $39.6000, zero shares of Common Stock per Variable-Share Repurchase Purchase Contract,
in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share). No fractional shares of Common Stock will be sold upon settlement of Variable-Share Repurchase Contracts.

         At any time prior to December 31, 2005, the Company may elect to fix the Variable-Share Settlement Rate in accordance with the formula (the "Fixing Formula") set forth on Exhibit F attached to the Purchase Contract Agreement (the new Settlement Rate referred to as the "Fixed Variable-Share Settlement Rate"). If the Company elects to fix the Variable-Share Settlement Rate, the Company must prepare and transmit to the Agent a Company Certificate setting forth its intention to fix the Variable-Share Settlement Rate. Prior to 10:00 a.m., New York City time, on the Business Day following the expiration of the 20 consecutive Trading Day period commencing the third Trading Day following the date of such Company Certificate, the Company will be required, in accordance with Section 5.7 of the Purchase Contract Agreement, to prepare and transmit to the Agent an additional Company Certificate setting forth its calculation of the Fixed Variable-Share Settlement Rate in accordance with the Fixing Formula and the effective date of the Fixed Variable-Share Settlement Rate. In no event will the Fixed Variable-Share Settlement Rate be greater than the Maximum Variable-Share Settlement Rate, subject to adjustment as provided in Section 5.6 of the Purchase Contract Agreement. The Fixed Variable-Share Settlement Rate will become effective at the open of business two Business Days after the close of the 20 consecutive Trading Day period.

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Variable-Share Stock Purchase Date or, in the event of a Cash Merger contemplated by Section 5.10 of the Purchase Contract Agreement, the Cash Merger Date.

         The "Closing Price" of the Common Stock on any date of determination means the closing sale price per share (or, if no closing sale price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States securities exchange, as reported by The Nasdaq Stock Market, or if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

         A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock at the close of business on such day.

         Subject to and upon compliance with the provisions of Section 5.9 of the Purchase Contract Agreement, Fixed-Share Purchase Contracts underlying SPACES or Separate PACES having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof and Variable-

Share Repurchase Contracts, may, at the option of the Holder thereof, be settled early ("Early Settlement") on or prior to 10:00 a.m., New York City time, on the third Business Day immediately preceding the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable. Upon Early Settlement of Fixed-Share Purchase Contracts, in exchange for the Purchase Price, the Holder thereof shall be entitled to receive a number of shares equal to the Fixed-Share Early Settlement Rate. Upon Early Settlement of Variable-Share Repurchase Contracts, the Holder thereof shall be required to deliver a number of shares equal to the Maximum Variable-Share Settlement Rate or, if the Company has fixed the Variable-Share Settlement Rate prior to such Early Settlement, a number of shares equal to the Fixed Variable-Share Settlement Rate.

         In the event of a merger or consolidation of the Company of the type described in clause (1) of Section 5.6(b) of the Purchase Contract Agreement in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least 30% cash or cash equivalents (any such event a "Cash Merger"), then the Company (or the successor to the Company hereunder) shall be required to offer the Holder of each Security the right to settle the Contract or Contracts underlying such Security prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable ("Merger Early Settlement"), as provided in the Purchase Contract Agreement. Holders exercising their right of Merger Early Settlement with respect to Fixed-Share Purchase Contracts may exercise such right only with respect to Fixed-Share Purchase Contracts underlying SPACES or Separate PACES having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. On or before the fifth Business Day after the consummation of a Cash Merger, the Company or, at the request and expense of the Company, the Agent, shall give all Holders notice of the occurrence of the Cash Merger and of the right of Merger Early Settlement arising as a result thereof. The Company shall also deliver a copy of such notice to the Agent and the Collateral Agent. Each notice shall contain, (i) the date, which shall be not less than 20 nor more than 30 calendar days after the date of such notice, on which the Merger Early Settlement will be effected (the "Merger Early Settlement Date"), (ii) the date, which shall be on or one Business Day prior to the Merger Early Settlement Date, by which the Merger Early Settlement right must be exercised, (iii) the Settlement Rates in effect as a result of such Cash Merger and the kind and amount of cash, securities and other property receivable or deliverable by the Holder upon settlement of each Contract pursuant to Section 5.6(b) of the Purchase Contract Agreement, (iv) a statement to the effect that all or a portion of the Purchase Price payable by the Holder to settle the Fixed-Share Purchase Contract will be offset against the amount of cash so receivable upon exercise of Merger Early Settlement, as applicable, (v) a statement to the effect that all or a portion of the kind and amount of cash, securities and other property deliverable by the Holder to settle the Variable-Share Repurchase Contract forming a part of a Separate COVERS will be offset against the Collateral held by the Collateral Agent to secure such Variable-Share Repurchase Contract, as applicable, (vi) a statement to the effect that, upon simultaneous Merger Early Settlement of both Contracts underlying a SPACES, the Holder of such SPACES shall have no obligation to deliver any cash, securities and other property with respect to its obligations under the Variable-Share Repurchase Contract and instead the Company shall deliver or cause to be delivered, and such Holder shall be entitled to receive for each SPACES, the kind and amount of cash, securities and other property equal to the difference between the Fixed-Share Settlement Rate and the Variable-Share Settlement Rate (or the Fixed Variable-Share Settlement Rate if then in effect), in each case as adjusted pursuant to Section 5.6 of the Purchase

Contract Agreement and (vii) the instructions a Holder must follow to exercise the Merger Early Settlement right.

         Upon the maturity of the Treasury Strips underlying the SPACES or Separate PACES, on the Fixed-Share Stock Purchase Date, the Collateral Agent shall remit to the Company an amount equal to the aggregate Purchase Price applicable to the SPACES or Separate PACES, as payment for the Common Stock issuable upon settlement thereof without receiving any instructions from the Holders of such Securities.

         The obligations of each Holder of SPACES or Separate PACES to pay the Purchase Price are non-recourse obligations and, except to the extent paid upon Early Settlement or Merger Early Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders under the related Fixed-Share Purchase Contracts and in no event will Holders be liable for any deficiency between such proceeds and the Purchase Price.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Fixed-Share Purchase Contract or deliver any certificates therefor to the Holder of the related Security unless the Company shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth, and in the case of Fixed-Share Purchase Contracts that form a part of SPACES and are settled on the Fixed-Share Stock Purchase Date, the Company shall have received the related Fixed-Share Rights Certificate for cancellation.

         On the Variable-Share Stock Purchase Date, out of the Collateral securing Variable-Share Repurchase Contracts forming a part of Separate COVERS, the Collateral Agent shall remit to the Company a number of shares of Common Stock equal to the Settlement Rate applicable to such Variable-Share Repurchase Contracts plus a cash payment in lieu of any fraction of a share, in satisfaction of the Holders' obligations to sell Common Stock pursuant to such Variable-Share Repurchase Contracts, without receiving any instructions from the Holders of such Separate COVERS. Any shares of Common Stock held as Collateral that are in excess of the amount necessary to satisfy a Holder's obligations under such Variable-Share Repurchase Contracts will be deposited by the Collateral Agent with the Agent, for the benefit of such Holder. The Collateral Agent shall be entitled to dispose of any Collateral in order to make a cash payment to the Company in lieu of any fraction of a share.

         Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Common Stock, but only to the extent instructed in writing by the Holders as described below. Upon receipt of notice of any meeting at which holders of Common Stock are entitled to vote or upon any solicitation of consents or proxies of holders of Common Stock, the Agent shall, as soon as practicable thereafter, mail, first class, postage pre-paid, to the Holders of Separate COVERS a notice: (i) containing such information as is contained in the notice or solicitation; (ii) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Common Stock entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to such Common Stock underlying their Separate COVERS; and (iii) stating the manner in which such instructions may be given. Upon the written request of the Holders of Separate COVERS on such record date received by the Agent at least six days prior to such meeting, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of shares of Pledged Common Stock as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Separate COVERS, the Agent shall abstain from voting the Pledged Common Stock underlying such Separate COVERS. The Company hereby agrees, if applicable, to solicit Holders of Separate COVERS to timely instruct the Agent in order to enable the Agent to vote such Pledged Common Stock.

         The SPACES Certificates are issuable only in registered form and only in denominations of a single SPACES and any integral multiple thereof. Each SPACES Certificate shall evidence the number of SPACES specified therein, with each such SPACES representing the ownership by the Holder thereof of (i) one PACES and (ii) the rights and obligations of the Holder thereof and the Company under one Variable-Share Repurchase Contract. One PACES shall represent the ownership by the Holder thereof of (x) the Ownership Interest in the Treasury Strip, subject to the Pledge thereof, (y) the Ownership Interest in the Treasury Portfolio and (z) the rights and obligations of the Holder thereof and the Company under one Fixed-Share Purchase Contract, subject to the Pledge of the Fixed-Share Right, which Fixed-Share Right shall be evidenced by the Fixed-Share Rights Certificate substantially in the form attached to this SPACES Certificate. The Agent, as attorney-in-fact for, and on behalf of, the Holder of each SPACES shall pledge, pursuant to the Pledge Agreement, the Ownership Interest in the Treasury Strip and the Fixed-Share Right forming a part of such SPACES to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such Ownership Interest in the Treasury Strip and the Fixed-Share Right, for the benefit of the Company, to secure, in the case of the Ownership Interest in the Treasury Strip, the obligation of the Holder under the Fixed-Share Purchase Contract to purchase the Common Stock of the Company and, in the case of the Fixed-Share Right, the obligation of the Holder under the Variable-Share Repurchase Contract to sell the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Fixed-Share Purchase Contract, such Contracts shall not entitle the Holders of SPACES Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company. The transfer of any SPACES Certificate will be registered and SPACES Certificates may be exchanged as provided in the Purchase Contract Agreement. The SPACES Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be made for any such registration of transfer or exchange of a SPACES Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges not involving any transfer as provided for in the Purchase Contract Agreement.

         A Holder may separate the PACES from the related Variable-Share Repurchase Contract in respect of the SPACES held by such Holder by substituting for the Pledged Fixed-Share Right securing such Holder's obligations under the Variable-Share Repurchase Contract a number of shares of Common Stock in an amount equal to the Maximum Variable-Share Settlement Rate (rounded up to the nearest whole share) per Variable-Share Repurchase Contract (a "Collateral

Substitution"). A Holder may effectuate a Collateral Substitution, at any time from and after the date of this Agreement and on or prior to the third Business Day immediately preceding the Fixed-Share Stock Purchase Date, by (i) depositing with the Collateral Agent a number of shares of Common Stock equal to the Maximum Variable-Share Settlement Rate (rounded up to the nearest whole share) and (ii) transferring the related SPACES to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit E attached to the Purchase Contract Agreement, stating that the Holder has transferred the relevant amount of Common Stock to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Fixed-Share Right underlying such SPACES, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit D attached to the Purchase Contract Agreement. Upon receipt of the Common Stock described in clause (i) above and the instruction described in clause (ii) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release such Pledged Fixed-Share Right from the Pledge, free and clear of the Company's security interest therein, and upon notification of such release the Agent shall promptly: (i) cancel the related SPACES and (ii) authenticate, execute on behalf of such Holder and deliver a Separate PACES Certificate and a Separate COVERS Certificate executed by the Company in accordance with Section
3.3 of the Purchase Contract Agreement evidencing the same number of PACES and Variable-Share Repurchase Contracts as were evidenced by the canceled SPACES.

          Holders who elect to separate the Pledged Fixed-Share Rights from the related Variable-Share Repurchase Contracts and to substitute Common Stock for such Pledged Fixed-Share Rights shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses. Except as described in the Purchase Contract Agreement, for so long as the Fixed-Share Purchase Contract underlying a SPACES remains in effect, such SPACES shall not be separable into its constituent parts, and the rights and obligations of the Holder of such SPACES in respect of such constituent parts may be acquired, and may be transferred and exchanged, only as a SPACES, subject to the pledge of the Fixed-Share Right pursuant to the terms of the Purchase Contract Agreement and the Pledge Agreement.

         A Holder of Separate PACES and Separate COVERS may re-create SPACES, at any time from and after the date of the Purchase Contract Agreement and on or prior to the third Business Day immediately preceding the Fixed-Share Stock Purchase Date, by (i) pledging to the Collateral Agent the Fixed-Share Rights relating to such number of Separate PACES as is equal to such Separate COVERS and (ii) transferring such Separate PACES and Separate COVERS to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit E attached to the Purchase Contract Agreement, stating that the Holder has pledged the relevant amount of Fixed-Share Rights to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Common Stock underlying such Separate COVERS, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit D attached to the Purchase Contract Agreement. Upon receipt of the Pledge of the Fixed-Share Rights described in clause (i) above and the instruction described in clause (ii) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Common Stock, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly: (a) cancel the related

Separate PACES and Separate COVERS; (b) transfer the Pledged Common Stock to the Holder; and (c) authenticate, execute on behalf of such Holder and deliver a SPACES Certificate executed by the Company in accordance with Section 3.3 of the Purchase Contract Agreement evidencing the same number of Contracts as were evidenced by the canceled Separate PACES and Separate Covers.

     Except as provided in Section 3.14 of the Purchase Contract Agreement, Separate PACES and Separate COVERS shall not be available for re-creating SPACES, and the rights and obligations of the Holder of such Separate PACES and Separate COVERS may be acquired, and may be transferred and exchanged, only as a Separate PACES or Separate COVERS, including the Collateral related thereto.

     Subject to the next succeeding paragraph, the Company shall pay, on each Payment Date, the Contract Payments, if any, payable in respect of each Contract to the Person in whose name a Certificate (or one or more Predecessor Certificates) is registered on the Register at the close of business on the Record Date next preceding such Payment Date in such coin or currency of the United States as at the time of payment shall be legal tender for payments. The Contract Payments, if any, will be payable at the Corporate Trust Office or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Register or by wire transfer to an account appropriately designated by a prior written notice by such Person. A Holder shall be entitled to continue receiving Contract Payments after Early Settlement or Merger Early Settlement of a Contract, except in the case of Early Settlement of a Fixed-Share Purchase Contract.

     The Company shall have the right or, at the direction of the Federal Reserve Board, shall be obligated, at any time prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, to defer the payment of any or all of the Contract Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its intention to defer each such Contract Payment (specifying the amount to be deferred) at least ten Business Days prior to the earlier of
(i) the next succeeding Payment Date or (ii) the date the Company is required to give notice of the Record Date or Payment Date with respect to payment of such Contract Payments to the NYSE or other applicable self-regulatory organization or to Holders of the Securities, but in any event not less than one Business Day prior to such Record Date.

     Any Contract Payments so deferred shall, to the extent permitted by law, accrue additional Contract Payments thereon at the rate of 6.75% per year (computed on the basis of a 360-day year of twelve 30-day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Payments, if any, together with the additional Contract Payments, if any, accrued thereon, are referred to herein as the "Deferred Contract Payments"). Deferred Contract Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to Section 5.3 of the Purchase Contract Agreement. No Contract Payments may be deferred to a date that is after the Fixed-Share Stock Purchase Date, in the case of Contract Payments payable on the Fixed-Share Purchase Contracts, or the Variable-Share Stock Purchase Date, in the case of Contract Payments payable on the Variable-Share Repurchase Contracts, and no such deferral period may end other than on a Payment Date. If the Contracts are terminated upon the occurrence of a Termination

Event, the Holder's right to receive Contract Payments, if any, and Deferred Contract Payments will terminate.

     In the event that the Company defers the payment of Contract Payments until a Payment Date prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, then all Deferred Contract Payments, if any, shall be payable to the registered Holders as of the close of business on the Record Date immediately preceding such Payment Date.

     The Company's obligations with respect to Contract Payments (including any accrued or Deferred Contract Payments) shall be subordinate and junior in right, to the extent and in the manner set forth in the Purchase Contract Agreement, to all Senior Indebtedness.

     In the event that the Company defers the payment of Contract Payments until the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, each Holder will receive on the Fixed-Share Stock Purchase Date or the Variable-Share Purchase Date, as applicable, an amount equal to the Deferred Contract Payments, payable, at the Company's election, in (i) shares of Common Stock or (ii) Notes. If the Company elects to pay the Deferred Contract Payments in shares of Common Stock, each Holder will receive a number of shares (in addition to a number of shares of Common Stock equal to the Fixed-Share Settlement Rate, if applicable) equal to (A) the aggregate amount of Deferred Contract Payments payable to such Holder divided by (B) the greater of (x) the Applicable Market Value on the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, and (y) $13.20 (as adjusted in a manner consistent with Section 5.6 of the Purchase Contract Agreement). If the Company elects to issue Notes in payment of the Deferred Contract Payments, such Notes shall have a principal amount equal to the Deferred Contract Payments.

     In the event the Company defers the payment of Contract Payments, then until the Deferred Contract Payments have been paid, the Company shall not declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's Capital Stock other than: (i) repurchases, redemptions or other acquisitions of shares of the Company's Capital Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of the Company's Capital Stock, or securities convertible into or exercisable for such Capital Stock, as consideration in an acquisition transaction entered into prior to the deferral of Contract Payments; (ii) as a result of an exchange or conversion of any class or series of the Company's Capital Stock for any Capital Stock of the Company's subsidiaries, or for any class or series of the Company's Capital Stock, or of any class or series of the Company's indebtedness for any class or series of the Company's Capital Stock;
(iii) the purchase of fractional interests of the Company's Capital Stock pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted or exchanged; (iv) any declaration of a dividend in connection with any rights plan, or the issuance of rights, stock or other property under any rights plan, or the redemption or repurchase of rights pursuant thereto; or (v) any dividend in the form of stock, warrants, options or other rights where the dividend stock or stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks equally with or junior to such stock.

     The Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of Holders to receive accumulated Contract Payments, if any, or any Deferred Contract Payments and obligations of the Holders to purchase or sell Common Stock, will immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, (i) the SPACES and Separate PACES shall thereafter represent the right to receive the Ownership Interests in the Treasury Strips and the Ownership Interests in the Treasury Portfolio forming a part of such SPACES and Separate PACES and (ii) the Separate COVERS shall thereafter represent the right to receive the Pledged Common Stock forming a part of such Separate COVERS. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Register.

     Upon registration of transfer of this SPACES Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement, the Contracts evidenced hereby and the Pledge Agreement and the transferor shall be released from the obligations under the Purchase Contract Agreement, the Contracts evidenced by this SPACES Certificate and the Pledge Agreement. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         Each Holder of a Security, by its acceptance hereof, irrevocably authorizes the Agent to enter into and perform the related Contract or Contracts on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Contract or Contracts, consents to the provisions of the Purchase Contract Agreement, irrevocably authorizes the Agent as its attorney-in-fact to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Ownership Interest in the Treasury Strip, the Fixed-Share Right, or the Common Stock, as the case may be, pursuant to the Pledge Agreement; provided that upon a Termination Event, the rights of the Holder of such Security under the Contract or Contracts may be enforced without regard to any other rights or obligations. Each Holder of a Security, by its acceptance hereof, further covenants and agrees, that, to the extent and in the manner provided in Section 5.4 of the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, (i) payment in respect of the Pledged Ownership Interest in the Treasury Strip to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Fixed-Share Purchase Contract, shall be paid on the Fixed-Share Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Fixed-Share Purchase Contract and such Holder shall acquire no right, title or interest in such payments, (ii) upon settlement of such Holder's obligations to sell Common Stock under the Variable-Share Repurchase Contract underlying a Separate COVERS, the Pledged Common Stock underlying such Separate COVERS shall be delivered on the Settlement Date by the Collateral Agent to the Agent and, to the extent necessary, delivered by the Agent to the Company in satisfaction of such Holder's obligations under such Variable-Share Repurchase Contract and such Holder shall acquire no right, title or interest in such Pledged Common Stock so delivered to the Company, and (iii) out of the Common Stock delivered upon settlement of such Holder's obligations under the Fixed-Share Purchase Contract forming a part of the SPACES, a number of shares per related Variable-Share Repurchase Contract equal to the Maximum Variable-Share Settlement Rate (rounded up to the nearest whole share) automatically shall be pledged to the Collateral Agent, for the benefit of the Company, to secure such Holder's obligations under such Variable-Share Repurchase Contract.

     Each Holder of a Security, by acceptance hereof, will be deemed expressly to have withheld any consent to the assumption (i.e., affirmance) under Section 365 of the Bankruptcy Code or otherwise, of the applicable Contracts by the Company, its trustee in bankruptcy, any receiver, liquidator or person or entity performing similar functions in the event that the Company becomes a debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

     The Company and each Holder covenant and agree, for United States federal, state and local income and franchise tax purposes to (i) treat a Holder's acquisition and ownership of SPACES as the acquisition and ownership of the Ownership Interest in the Treasury Strip, the Ownership Interest in the Treasury Portfolio and the Contracts underlying the SPACES, (ii) treat a Holder's acquisition and ownership of Separate PACES as the acquisition and ownership of the Ownership Interest in the Treasury Strip, the Ownership Interest in the Treasury Portfolio and the Fixed-Share Purchase Contract underlying the Separate PACES and (iii) treat a Holder's acquisition and ownership of Separate COVERS as the acquisition and ownership of the underlying Variable-Share Repurchase Contract and of the Pledged Common Stock constituting the Collateral securing such Holder's obligations under the Variable-Share Repurchase Contract.

     Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Contracts.

     The Contracts shall for all purposes be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

     The Company, the Agent and its Affiliates and any agent of the Company or the Agent, may treat the Person in whose name this SPACES Certificate is registered on the SPACES Register as the owner of the SPACES evidenced hereby for the purpose of receiving quarterly payments on the Ownership Interest in the Treasury Portfolio, receiving payments of Contract Payments, if any, and any Deferred Contract Payments, performance of the Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof shall be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, such Affiliates nor any agent of the Company, the Agent or such Affiliates shall be affected by notice to the contrary.

     Prior to the purchase of shares of Common Stock under each Fixed-Share Purchase Contract, such Fixed-Share Purchase Contracts shall not entitle the Holder to any of the rights of a holder of shares of Common Stock.

     A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                     FORM OF FIXED-SHARE RIGHTS CERTIFICATE

                            STATE STREET CORPORATION

     [THIS CERTIFICATE REPRESENTS FIXED-SHARE RIGHTS THAT FORM A PART OF SPACES ISSUED BY STATE STREET CORPORATION. THIS CERTIFICATE AND THE UNDERLYING FIXED-SHARE RIGHTS MAY NOT BE TRANSFERRED SEPARATELY FROM THE SPACES CERTIFICATE OR THE SPACES EXCEPT IN CONNECTION WITH THE PLEDGE TO OR RELEASE BY THE COLLATERAL AGENT (AS DEFINED BELOW) OF THE FIXED-SHARE RIGHTS PURSUANT TO THE TERMS OF THE PURCHASE CONTRACT AGREEMENT (AS DEFINED BELOW) AND THE PLEDGE AGREEMENT (AS DEFINED BELOW).]

                             constituting a part of
                                  6.75% SPACES
                              ($200 Stated Amount)

No. ___

         This Fixed-Share Rights Certificate certifies that ____________ is the registered Holder of a number of Fixed-Share Rights corresponding with the number of SPACES outstanding from time to time. Each Fixed-Share Right represents a Holder's right to purchase a number of shares of Common Stock pursuant to a Fixed-Share Purchase Contract underlying a SPACES equal to the Fixed-Share Settlement Rate, subject to adjustment under Section 5.6 of the Purchase Contract Agreement, dated as of January 21, 2003 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between State Street Corporation, a Massachusetts corporation (the "Company"), and Bank One Trust Company, N.A., as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"). Each Fixed-Share Right forms a part of the related SPACES and may not be transferred except in connection with the pledge thereof pursuant to the terms of the Purchase Contract Agreement and the Pledge Agreement. The Fixed-Share Right evidenced hereby is governed by the Purchase Contract Agreement, to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Fixed-Share Rights Certificates are, and are to be, executed and delivered. All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Fixed-Share Right, forming a part of the related SPACES, has been pledged to the Collateral Agent and a security interest has been granted to the Collateral Agent in the right, title and interest of such Holder in such Fixed-Share Right, for the benefit of the Company, to secure the obligation of the Holder under the Variable-Share Repurchase Contract to sell the Common Stock to the Company.

         A Holder may separate the PACES from the related Variable-Share Repurchase Contract in respect of the SPACES held by such Holder by substituting for the Pledged Fixed-Share Right securing such Holder's obligations under the Variable-Share Repurchase Contract a number of shares of Common Stock equal to the Maximum Variable-Share Settlement Rate (rounded up to the nearest whole share) per Variable-Share Repurchase Contract (a "Collateral Substitution"). A Holder may effectuate a Collateral Substitution, at any time from and after the date of the Purchase Contract Agreement and on or prior to the third Business Day immediately preceding the Fixed-Share Stock Purchase Date, by (i) depositing with the Collateral Agent a number of shares of Common Stock equal to the Maximum Variable-Share Settlement Rate (rounded up to the nearest whole share) and (ii) transferring the related SPACES to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit E to the Purchase Contract Agreement, stating that the Holder has transferred the relevant amount of Common Stock to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Fixed-Share Right underlying such SPACES, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit D to the Purchase Contract Agreement. Upon receipt of the Common Stock described in clause (i) above and the instruction described in clause (ii) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release such Pledged Fixed-Share Right from the Pledge, free and clear of the Company's security interest therein, and upon notification of such release the Agent shall promptly:

              (i) cancel the related SPACES; and

              (ii) authenticate, execute on behalf of such Holder and deliver a Separate PACES Certificate and a Separate COVERS Certificate executed by the Company in accordance with Section 3.3 of the Purchase Contract Agreement evidencing the same number of PACES and Variable-Share Repurchase Contracts as were evidenced by the canceled SPACES.

         Holders who elect to separate the Pledged Fixed-Share Rights from the related Variable-Share Repurchase Contracts and to substitute Common Stock for such Pledged Fixed-Share Rights shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

         In the event a Holder making a Collateral Substitution pursuant to
Section 3.13 of the Purchase Contract Agreement fails to effect a book-entry transfer of the SPACES or fails to deliver a SPACES Certificate to the Agent after depositing Common Stock with the Collateral Agent, the Pledged Fixed-Share Rights constituting a part of such SPACES, and any distributions on such Pledged Fixed-Share Rights shall be held by the Agent or its nominee in trust for the benefit of such Holder, until such SPACES are so transferred or the SPACES Certificate is so delivered, as the case may be, or, with respect to a SPACES Certificate, such Holder provides evidence satisfactory to the Company and the Agent that such SPACES Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

         Except as described in Section 3.13 of the Purchase Contract Agreement, for so long as the Fixed-Share Purchase Contract underlying a SPACES remains in effect, such SPACES shall not be separable into its constituent parts, and the rights and obligations of the Holder of such

SPACES in respect of such constituent parts may be acquired, and may be transferred and exchanged, only as a SPACES, subject to the pledge of the Fixed-Share Right pursuant to the terms of the Purchase Contract Agreement and the Pledge Agreement.

         A Holder of Separate PACES and Separate COVERS may re-create SPACES, at any time from and after the date of the Purchase Contract Agreement and on or prior to the third Business Day immediately preceding the Fixed-Share Stock Purchase Date, by (i) pledging to the Collateral Agent the Fixed-Share Rights relating to such number of Separate PACES as is equal to such Separate COVERS and (ii) transferring such Separate PACES and Separate COVERS to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit E to the Purchase Contract Agreement, stating that the Holder has pledged the relevant amount of Fixed-Share Rights to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Common Stock underlying such Separate COVERS, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit D to the Purchase Contract Agreement. Upon receipt of the Pledge of the Fixed-Share Rights described in clause (i) above and the instruction described in clause
(ii) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Common Stock, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

              (i) cancel the related Separate PACES and Separate COVERS;

              (ii) transfer the Pledged Common Stock to the Holder; and

              (iii) authenticate, execute on behalf of such Holder and deliver a SPACES Certificate executed by the Company in accordance with
         Section 3.3 of the Purchase Contract Agreement evidencing the same number of Contracts as were evidenced by the canceled Separate PACES and Separate COVERS.

         Except as provided in Section 3.14 to the Purchase Contract Agreement, Separate PACES and Separate COVERS shall not be available for re-creating SPACES, and the rights and obligations of the Holder of such Separate PACES and Separate COVERS may be acquired, and may be transferred and exchanged, only as a Separate PACES or Separate COVERS, including the Collateral related thereto.



                      [This space intentionally left blank]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                     STATE STREET CORPORATION

                                     By:
                                         ---------------------------------------
                                     Name:

                                     Title:

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--             as tenants in common

UNIF GIFT MIN ACT--   as Custodian for (Minor) under Uniform Gifts to Minors Act
                     (State)

TEN ENT--             as tenants by the entireties

JT TEN --             as joint tenants with right of survivorship and not as
                      tenants in common.

Additional abbreviations may also be used though not in the above list.

                             ----------------------

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within SPACES Certificates and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
attorney to transfer said SPACES Certificates on the books of State Street Corporation with full power of substitution in the premises.

Dated:
      ------------------                     -----------------------------------
                                             Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within SPACES Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:
                      ----------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

     The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on the Fixed-Share Stock Purchase Date of the Fixed-Share Purchase Contracts underlying the number of SPACES evidenced by this SPACES Certificate (after taking into account all SPACES then held by such Holder) be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      ---------------------------                    ---------------------------
                                                             Signature

Signature Guarantee:
                     ----------------------


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

If shares are to be registered in the REGISTERED HOLDER name of and delivered to a Person other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:

               PLEASE PRINT NAME AND ADDRESS OF REGISTERED HOLDER:

 ----------------------                               ----------------------
          Name                                                   Name

 ----------------------                               ----------------------
 ----------------------                               ----------------------
 ----------------------                               ----------------------
         Address                                               Address
         Social Security or other Taxpayer Identification Number, if any

                            ELECTION TO SETTLE EARLY

     The undersigned Holder of this SPACES Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the [Contracts] [Fixed-Share Purchase Contracts] [Variable-Share Repurchase Contracts] underlying the number of SPACES evidenced by this SPACES Certificate specified below. The option to effect Early Settlement of Fixed-Share Purchase Contracts may be exercised only with respect to Fixed-Share Purchase Contracts underlying SPACES with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement (after taking into account all Securities then held by such Holder) be registered in the name of, and delivered, together with a check in payment for any fractional share and any SPACES Certificate representing any SPACES evidenced hereby as to which Early Settlement of the related Contracts is not effected, and any Separate PACES Certificate or Separate COVERS Certificate representing any Separate PACES or Separate COVERS resulting from such Early Settlement, be registered in the name of, and delivered, to the undersigned at the address indicated below unless a different name and address have been indicated below. Treasury strips underlying Pledged Ownership Interests in the Treasury Strips and the Ownership Interests in the Treasury Portfolio deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      ---------------------------                    ---------------------------
                                                             Signature


Signature Guarantee:
                     ----------------------

Number of SPACES evidenced hereby as to which Early Settlement of the related [Contracts] [Fixed-Share Purchase Contracts] [Variable-Share Repurchase Contracts] is being elected:

If shares of Common Stock or Certificates are to be registered in the name of and delivered to, and treasury strips relating to Pledged Ownership Interests in the Treasury Strips and the Ownership Interests in the Treasury Portfolio are to be transferred to, a Person other than the Holder, please print such Person's name and address:

PLEASE PRINT NAME AND ADDRESS OF REGISTERED HOLDER:

 ----------------------                               ----------------------
          Name                                                   Name

 ----------------------                               ----------------------
 ----------------------                               ----------------------
 ----------------------                               ----------------------
         Address                                               Address

         Social Security or other Taxpayer Identification Number, if any

Transfer instructions for treasury strips relating to Pledged Ownership Interests in the Treasury Strips and the Ownership Interests in the Treasury Portfolio transferable upon Early Settlement or a Termination Event:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]
            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

     The following increases or decreases in this Global Certificate have been made:


-----------------------------------------------------------------------------------------------------------
         DATE            AMOUNT OF DECREASE   AMOUNT OF INCREASE     STATED AMOUNT OF       SIGNATURE OF
                        IN STATED AMOUNT OF    IN STATED AMOUNT         THE GLOBAL       AUTHORIZED OFFICER
                             THE GLOBAL          OF THE GLOBAL         CERTIFICATE            OF AGENT
                            CERTIFICATE           CERTIFICATE         FOLLOWING SUCH
                                                                   DECREASE OR INCREASE
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------


                                                                       EXHIBIT B

                       FORM OF SEPARATE PACES CERTIFICATE

                       (Form of Global Certificate Legend)

         [THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

                            STATE STREET CORPORATION

               (Form of Face of 2.75% Separate PACES Certificate)
                              2.75% Separate PACES
                              ($200 Stated Amount)

No.____
CUSIP No. 857477 30 1
Number of Separate PACES: 0 to 1,725,000

         This Separate PACES Certificate certifies that ________ is the registered Holder of the number of Separate PACES set forth above. Each Separate PACES represents the ownership by the Holder thereof of (i) the Ownership Interest in the Treasury Strip, subject to the Pledge thereof, (ii) the Ownership Interest in the Treasury Portfolio and (iii) the rights and obligations of the Holder thereof and State Street Corporation, a Massachusetts corporation (the "Company"), under one Fixed-Share Purchase Contract. All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Ownership Interest in the Treasury Strip forming a part of such Separate PACES has been pledged to the Collateral Agent and a security interest has been granted to the Collateral Agent in the right, title and interest of such Holder in such Ownership Interest in the Treasury Strip, for the benefit of the Company, to secure the obligation of the Holder under the Fixed-Share Purchase Contract to purchase the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Fixed-Share Purchase Contract, such Contracts shall not entitle the Holders of Separate PACES Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

         The Pledge Agreement provides that all payments in respect of the Ownership Interest in the Treasury Strip received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds (i) in the case of any payments in respect of the Ownership Interest in the Treasury Strip with respect to any such Ownership Interest that has been released from the Pledge pursuant to Section 4.3 of the Pledge Agreement, to the Agent to the account designated by the Agent, no later than 11:00 a.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 9:00 a.m., New York City time, on a Business Day, then such payment shall be made no later than 9:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments in respect of any Ownership Interest in the Treasury Strip to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Fixed-Share Purchase Contract, to the Company on the Fixed-Share Stock Purchase Date in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Separate PACES of which such Ownership Interest in the Treasury Strip is a part under the Fixed-Share Purchase Contracts forming a part of such Separate PACES.

         Each Fixed-Share Purchase Contract shall, unless an Early Settlement has occurred or Merger Early Settlement has occurred in accordance with the Purchase Contract Agreement, obligate the Holder of the Separate PACES to purchase, and the Company to sell, on the Fixed-Share Stock Purchase Date at a price equal to $200 (the "Purchase Price"), 5.0505 newly issued shares of Common Stock (the "Fixed-Share Settlement Rate"), subject to adjustment under Section
5.6 of the Purchase Contract Agreement, unless, on or prior to the Fixed-Share Stock Purchase Date, there shall have occurred a Termination Event with respect to the Separate PACES of which such Fixed-Share Purchase Contract is a part. As provided in the Purchase Contract Agreement, no fractional shares of Common Stock will be issued upon settlement of Fixed-Share Purchase Contracts.

         The Company shall pay in arrears on each February 15, May 15, August 15 and November 15 of each year, commencing on May 15, 2003 (a "Payment Date") in respect of each Fixed-Share Purchase Contract forming part of a Separate PACES evidenced hereby an amount equal to 0.75% per year of the Stated Amount, computed on the basis of a 360-day year of twelve 30-day months, subject to deferral at the option of the Company as provided in the Purchase Contract Agreement and more fully described on the reverse hereof (provided that if any date on which Contract Payments are to be made on the Contracts is not a Business Day, then payment of such Contract Payments payable on that date will be made on the next succeeding day which is a Business Day, and no interest or payment will be paid in respect of such delay, except that if such next succeeding Business Day is in the next succeeding calendar year, then such payment will be made on the immediately preceding Business Day). Such Contract Payments shall be payable to the Person in whose name this Separate PACES Certificate (or a Predecessor Separate PACES Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Contract Payments will be payable at the office of the Agent in The City of New York, New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Separate PACES Register or by wire transfer to an account appropriately designated by a prior written notice by such Person.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Separate PACES Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                             STATE STREET CORPORATION

                             By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                             HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Contracts evidenced hereby)

                             By: BANK ONE TRUST COMPANY, N.A., not individually but solely as Attorney-in-Fact of such Holder

                             By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Separate PACES Certificates referred to in the within-mentioned Purchase Contract Agreement.

Dated:
                             BANK ONE TRUST COMPANY, N.A., as
                             Purchase Contract Agent

                             By
                                ------------------------------------------------
                                             Authorized Signatory

                 (FORM OF REVERSE OF SEPARATE PACES CERTIFICATE)

         Each Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of January 21, 2003 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and Bank One Trust Company, N.A., as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Separate PACES Certificates are, and are to be, executed and delivered.

         Each Fixed-Share Purchase Contract shall, unless an Early Settlement has occurred, or a Merger Early Settlement has occurred obligate the Holder of the related Separate PACES to purchase, and the Company to sell, on the Fixed-Share Stock Purchase Date at a price equal to $200 (the "Purchase Price"),
5.0505 newly issued shares of Common Stock (the "Fixed-Share Settlement Rate"), subject to adjustment under Section 5.6 of the Purchase Contract Agreement, unless, on or prior to the Fixed-Share Stock Purchase Date, there shall have occurred a Termination Event with respect to the Separate PACES of which such Fixed-Share Purchase Contract is a part and no fractional shares of Common Stock will be issued upon settlement of Fixed-Share Purchase Contracts, all as provided in the Purchase Contract Agreement.

         Subject to and upon compliance with the provisions of the Purchase Contract Agreement, Fixed-Share Purchase Contracts underlying Separate PACES having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof, may, at the option of the Holder thereof, be settled early ("Early Settlement") on or prior to 10:00 a.m., New York City time, on the third Business Day immediately preceding the Fixed-Share Stock Purchase Date. Upon Early Settlement of Fixed-Share Purchase Contracts, in exchange for the Purchase Price, the Holder thereof shall be entitled to receive a number of shares equal to the Fixed-Share Early Settlement Rate.

         In the event of a merger or consolidation of the Company of the type described in the Purchase Contract Agreement in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least 30% cash or cash equivalents (any such event a "Cash Merger"), then the Company (or the successor to the Company hereunder) shall be required to offer the Holder of each Security the right to settle the Contract or Contracts underlying such Security prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable ("Merger Early Settlement"), as provided in the Purchase Contract Agreement. Holders exercising their right of Merger Early Settlement with respect to Fixed-Share Purchase Contracts may exercise such right only with respect to Fixed-Share Purchase Contracts underlying Separate PACES having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. On or before the fifth Business Day after the consummation of a Cash Merger, the Company or, at the request and expense of the Company, the Agent, shall give all Holders notice of the occurrence of the Cash Merger and of the right of Merger Early Settlement arising as a result thereof. The Company shall also deliver a copy of such notice to the Agent and the Collateral Agent. Each notice shall contain, (i) the date, which shall be not less than 20 nor more than 30 calendar days after the date of such notice, on which the Merger Early Settlement will be effected (the "Merger Early Settlement Date"), (ii) the date, which shall be on or one Business Day prior to the Merger Early Settlement Date, by which the Merger Early Settlement right must be exercised, (iii) the Settlement Rates in effect as a result of such Cash Merger and the kind and amount of cash, securities and other property receivable or deliverable by the Holder upon settlement of each Contract pursuant to the Purchase Contract Agreement, (iv) a statement to the effect that all or a portion of the Purchase Price payable by the Holder to settle the Fixed-Share Purchase Contract will be offset against the amount of cash so receivable upon exercise of Merger Early Settlement, as applicable and (v) the instructions a Holder must follow to exercise the Merger Early Settlement right.

         Upon the maturity of the Treasury Strips underlying Separate PACES, on the Fixed-Share Stock Purchase Date, the Collateral Agent shall remit to the Company an amount equal to the aggregate Purchase Price applicable to such Separate PACES, as payment for the Common Stock issuable upon settlement thereof without receiving any instructions from the Holders of such Separate PACES.

         The obligations of each Holder of Separate PACES to pay the Purchase Price are non-recourse obligations and, except to the extent paid upon Early Settlement or Merger Early Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders under the related Fixed-Share Purchase Contracts and in no event will Holders be liable for any deficiency between such proceeds and the Purchase Price.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Fixed-Share Purchase Contract or deliver any certificates therefor to the Holder of the related Separate PACES unless the Company shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

         The Separate PACES Certificates are issuable only in registered form and only in denominations of a single Separate PACES and any integral multiple thereof. Each Separate PACES Certificate shall evidence the number of Separate PACES specified therein, with each such Separate PACES representing the ownership by the Holder thereof of (i) the Ownership Interest in the Treasury Strip, subject to the Pledge thereof, (ii) the Ownership Interest in the Treasury Portfolio and (iii) the rights and obligations of the Holder thereof and the Company under one Fixed-Share Purchase Contract. The Agent, as attorney-in-fact for, and on behalf of the Holder of each Separate PACES shall Pledge, pursuant to the Pledge Agreement, the Ownership Interest in the Treasury Strip forming a part of such Separate PACES to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such Ownership Interest in the Treasury Strip, for the benefit of the Company, to secure the obligation of the Holder under the Fixed-Share Purchase Contract to purchase the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Fixed-Share Purchase Contract, such Contracts shall not entitle the Holders of Separate PACES Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company. The transfer of any Separate PACES Certificate will be registered and Separate PACES Certificates may be exchanged as provided in the Purchase Contract Agreement. The Separate PACES Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be made for any such registration of transfer or exchange of a Separate PACES Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges not involving any transfer as provided for in the Purchase Contract Agreement.

         A Holder of Separate PACES and Separate COVERS may re-create SPACES, at any time from and after the date of the Purchase Contract Agreement and on or prior to the third Business Day immediately preceding the Fixed-Share Stock Purchase Date, by (i) pledging to the Collateral Agent the Fixed-Share Rights relating to such number of Separate PACES as is equal to such Separate COVERS and (ii) transferring such Separate PACES and Separate COVERS to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit E attached to the Purchase Contract Agreement, stating that the Holder has pledged the relevant amount of Fixed-Share Right to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Common Stock underlying such Separate COVERS, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit D attached to the Purchase Contract Agreement. Upon receipt of the Pledge of the Fixed-Share Rights described in clause (i) above and the instruction described in clause (ii) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Common Stock, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly: (a) cancel the related Separate PACES and Separate COVERS; (b) transfer the Pledged Common Stock to the Holder; and (c) authenticate, execute on behalf of such Holder and deliver a SPACES Certificate executed by the Company in accordance with Section 3.3 of the Purchase Contract Agreement evidencing the same number of Contracts as were evidenced by the canceled Separate PACES and Separate COVERS.

         Except as provided in Section 3.14 of the Purchase Contract Agreement, Separate PACES and Separate COVERS shall not be available for re-creating SPACES, and the rights and obligations of the Holder of such Separate PACES and Separate COVERS may be acquired, and may be transferred and exchanged, only as a Separate PACES or Separate COVERS, including the Collateral related thereto.

         Subject to the next succeeding paragraph, the Company shall pay, on each Payment Date, the Contract Payments, if any, payable in respect of each Fixed-Share Purchase Contract to the Person in whose name a Certificate (or one or more Predecessor Certificates) is registered on the Register at the close of business on the Record Date next preceding such Payment Date in such coin or currency of the United States as at the time of payment shall be legal tender for payments. The Contract Payments, if any, will be payable at the Corporate Trust Office or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Register or by wire transfer to an account appropriately designated by a prior written notice by such Person. A Holder shall be entitled to continue receiving Contract Payments after Merger Early Settlement of a Fixed-Share Purchase Contract.

         The Company shall have the right or, at the direction of the Federal Reserve Board, shall be obligated, at any time prior to the Fixed-Share Stock Purchase Date or the Variable-Share

Stock Purchase Date, as applicable, to defer the payment of any or all of the Contract Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its intention to defer each such Contract Payment (specifying the amount to be deferred) at least ten Business Days prior to the earlier of (i) the next succeeding Payment Date or
(ii) the date the Company is required to give notice of the Record Date or Payment Date with respect to payment of such Contract Payments to the NYSE or other applicable self-regulatory organization or to Holders of the Securities, but in any event not less than one Business Day prior to such Record Date.

         Any Contract Payments so deferred shall, to the extent permitted by law, accrue additional Contract Payments thereon at the rate of 6.75% per year (computed on the basis of a 360-day year of twelve 30-day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Payments, if any, together with the additional Contract Payments, if any, accrued thereon, are referred to herein as the "Deferred Contract Payments"). Deferred Contract Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to Section 5.3 of the Purchase Contract Agreement. No Contract Payments may be deferred to a date that is after the Fixed-Share Stock Purchase Date, in the case of Contract Payments payable on the Fixed-Share Purchase Contract and no such deferral period may end other than on a Payment Date. If the Contracts are terminated upon the occurrence of a Termination Event, the Holder's right to receive Contract Payments, if any, and Deferred Contract Payments will terminate.

         In the event that the Company defers the payment of Contract Payments until a Payment Date prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, then all Deferred Contract Payments, if any, shall be payable to the registered Holders as of the close of business on the Record Date immediately preceding such Payment Date.

         The Company's obligations with respect to Contract Payments (including any accrued or Deferred Contract Payments) shall be subordinate and junior in right, to the extent and in the manner set forth in the Purchase Contract Agreement, to all Senior Indebtedness.

         In the event that the Company defers the payment of Contract Payments until the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, each Holder will receive on the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, an amount equal to the Deferred Contract Payments, payable, at the Company's election, in (i) shares of Common Stock or (ii) Notes. If the Company elects to pay the Deferred Contract Payments in shares of Common Stock, each Holder will receive a number of shares (in addition to a number of shares of Common Stock equal to the Fixed-Share Settlement Rate, if applicable) equal to (A) the aggregate amount of Deferred Contract Payments payable to such Holder divided by (B) the greater of
(x) the Applicable Market Value on the Fixed-Share Stock Purchase Date and (y) $13.20 (as adjusted in a manner consistent with Section 5.6 of the Purchase Contract Agreement). If the Company elected to issue Notes in payment of the Deferred Contract Payments, such Notes shall have a principal amount equal to the Deferred Contract Payments.

         In the event the Company defers the payment of Contract Payments, then until the Deferred Contract Payments have been paid, the Company shall not declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's Capital Stock other than: (i) repurchases, redemptions or other acquisitions of shares of the Company's Capital Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of the Company's Capital Stock, or securities convertible into or exercisable for such Capital Stock, as consideration in an acquisition transaction entered into prior to the deferral of Contract Payments; (ii) as a result of an exchange or conversion of any class or series of the Company's Capital Stock for any Capital Stock of the Company's subsidiaries, or for any class or series of the Company's Capital Stock, or of any class or series of the Company's indebtedness for any class or series of the Company's Capital Stock;
(iii) the purchase of fractional interests of the Company's Capital Stock pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted or exchanged; (iv) any declaration of a dividend in connection with any rights plan, or the issuance of rights, stock or other property under any rights plan, or the redemption or repurchase of rights pursuant thereto; or (v) any dividend in the form of stock, warrants, options or other rights where the dividend stock or stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks equally with or junior to such stock.

         The Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of Holders to receive accumulated Contract Payments, if any, or any Deferred Contract Payments and obligations of the Holders to purchase or sell Common Stock, will immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Separate PACES shall thereafter represent the right to receive the Ownership Interests in the Treasury Strips and the Ownership Interests in the Treasury Portfolio forming a part of such Separate PACES. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Register.

         Upon registration of transfer of this Separate PACES Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement, the Contracts evidenced hereby and the Pledge Agreement and the transferor shall be released from the obligations under the Purchase Contract Agreement, the Contracts evidenced by this Separate PACES Certificate and the Pledge Agreement. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         Each Holder of a Security, by its acceptance hereof, irrevocably authorizes the Agent to enter into and perform the related Contract or Contracts on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Contract or Contracts, consents to the provisions of the Purchase Contract Agreement, irrevocably authorizes the Agent as its attorney-in-fact to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Ownership Interest in the Treasury Strip or Fixed-Share Right, as the case may be, pursuant to the Pledge Agreement; provided that upon a Termination Event, the rights of the Holder of such Security under the Contract or Contracts may be enforced without regard to any other rights or obligations. Each Holder of a Security, by its acceptance hereof, further covenants and agrees, that, to the extent and in the manner provided in Section 5.4 of the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payment in respect of the Pledged Ownership Interest in the Treasury Strip to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Fixed-Share Purchase Contract, shall be paid on the Fixed-Share Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Fixed-Share Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         Each Holder of a Security, by acceptance hereof, will be deemed expressly to have withheld any consent to the assumption (i.e., affirmance) under Section 365 of the Bankruptcy Code or otherwise, of the applicable Contracts by the Company, its trustee in bankruptcy, any receiver, liquidator or person or entity performing similar functions in the event that the Company becomes a debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

         The Company and each Holder covenant and agree, for United States federal, state and local income and franchise tax purposes to treat a Holder's acquisition and ownership of Separate PACES as the acquisition and ownership of the Ownership Interest in the Treasury Strip, the Ownership Interest in the Treasury Portfolio and the Fixed-Share Purchase Contract underlying the Separate PACES.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Contracts.

         The Contracts shall for all purposes be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

         The Company, the Agent and its Affiliates and any agent of the Company or the Agent, may treat the Person in whose name this Separate PACES Certificate is registered on the Separate PACES Register as the owner of the Separate PACES evidenced hereby for the purpose of receiving quarterly payments on the Ownership Interest in the Treasury Portfolio, receiving payments of Contract Payments, if any, and any Deferred Contract Payments, performance of the Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof shall be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, such Affiliates nor any agent of the Company, the Agent or such Affiliates shall be affected by notice to the contrary.

         Prior to the purchase of shares of Common Stock under each Fixed-Share Purchase Contract, such Fixed-Share Purchase Contracts shall not entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--               as tenants in common

UNIF GIFT MIN ACT--     as Custodian for (Minor) under Uniform Gifts to
                        Minors Act (State)

TEN ENT--               as tenants by the entireties

T TEN -- as joint tenants with right of survivorship and not as tenants in common.

Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assign

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Seperate PACES Certificates and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
attorney to transfer said Seperate PACES Certificates on the books of State Street Corporation with full power of substitution in the premises.

Dated:
      --------------------                --------------------------------------
                                                       Signature

                                    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Seperate PACES Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:
                      ----------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

     The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on the Fixed-Share Stock Purchase Date of the Fixed-Share Purchase Contracts underlying the number of Seperate PACES evidenced by this Seperate PACES Certificate (after taking into account all Securities then held by such Holder) be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      ---------------------------                   ----------------------------
                                                                Signature

Signature Guarantee:
                    -------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:

               PLEASE PRINT NAME AND ADDRESS OF REGISTERED HOLDER:

---------------------------                          ---------------------------
          Name                                                  Name

---------------------------                          ---------------------------

---------------------------                          ---------------------------

---------------------------                          ---------------------------
         Address                                               Address

         Social Security or other Taxpayer Identification Number, if any

                            ELECTION TO SETTLE EARLY

     The undersigned Holder of this Separate PACES Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Fixed-Share Purchase Contracts underlying the number of Separate PACES evidenced by this Separate PACES Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Fixed-Share Purchase Contracts underlying Separate PACES with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement (after taking into account all Securities then held by such Holder) be registered in the name of, and delivered, together with a check in payment for any fractional share and any Separate PACES Certificate representing any Separate PACES evidenced hereby as to which Early Settlement of the related Fixed-Share Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Treasury strips underlying Pledged Ownership Interests in the Treasury Strips and the Ownership Interests in the Treasury Portfolio deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      --------------------                          ----------------------------
                                                                Signature

Signature Guarantee:
                     ----------------------

Number of Separate PACES evidenced hereby as to which Early Settlement of the related Fixed-Share Purchase Contracts is being elected:

If shares of Common Stock or Separate PACES Certificates are to be registered in the name of and delivered to, and Treasury Strips relating to Pledged Ownership Interests in the treasury strips and the Ownership Interests in the Treasury Portfolio are to be transferred to, a Person other than the Holder, please print such Person's name and address:

              PLEASE PRINT NAME AND ADDRESS OF REGISTERED HOLDER:


---------------------------                          ---------------------------
            Name                                                   Name

---------------------------                          ---------------------------
---------------------------                          ---------------------------
---------------------------                          ---------------------------
          Address                                                Address

         Social Security or other Taxpayer Identification Number, if any

Transfer instructions for treasury strips relating to Pledged Ownership Interests in the Treasury Strips and the Ownership Interests in the Treasury Portfolio transferable upon Early Settlement or a Termination Event:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

               The following increases or decreases in this Global Certificate have been made:

-------------------------------------------------------------------------------------------------------------
         DATE            AMOUNT OF DECREASE   AMOUNT OF INCREASE     STATED AMOUNT OF       SIGNATURE OF
                        IN STATED AMOUNT OF    IN STATED AMOUNT         THE GLOBAL       AUTHORIZED OFFICER
                             THE GLOBAL          OF THE GLOBAL         CERTIFICATE            OF AGENT
                            CERTIFICATE           CERTIFICATE         FOLLOWING SUCH
                                                                   DECREASE OR INCREASE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT C

                       FORM OF SEPARATE COVERS CERTIFICATE

                       (Form of Global Certificate Legend)

         [THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

                            STATE STREET CORPORATION

               (Form of Face of 4.00% Separate COVERS Certificate)

                             4.00% Separate COVERS

                   ($39.60 Purchase Price Per Separate COVERS)

No.____
CUSIP No. 857477 40 0
Number of Separate COVERS: 0 to 1,725,000

         This Separate COVERS Certificate certifies that ________ is the registered Holder of the number of Separate COVERS set forth above. Each Separate COVERS represents the ownership by the Holder thereof of the rights and obligations of the Holder thereof and State Street Corporation, a Massachusetts corporation (the "Company") under one Variable-Share Repurchase Contract and the pledge of Common Stock by the Holder to secure such Holder's obligation under the Variable-Share Repurchase Contract, as further described below.

         Pursuant to the Pledge Agreement, Common Stock equal to the Maximum Variable-Share Settlement Rate (rounded up to the nearest whole share), subject to adjustment in the same manner and at the same time as the Settlement Rates under Section 5.6 of the Purchase Contract Agreement, per Variable-Share Repurchase Contract has been pledged to the Collateral Agent and a security interest has been granted to the Collateral Agent in the right, title and interest of such Holder in such Common Stock, for the benefit of the Company, to secure the obligation of such Holder under the Variable-Share Repurchase Contract to sell the Common Stock to the Company. Subject to Section 4.2 of the Purchase Contract Agreement, the Holder of each Separate COVERS shall be entitled, with respect to the Pledged Common Stock, to all of the rights of a holder of shares of Common Stock. All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

         Each Variable-Share Repurchase Contract shall, unless an Early Settlement has occurred or a Merger Early Settlement has occurred, obligate the Holder of the related Security to sell, and the Company to purchase, on the Variable-Share Stock Purchase Date, a number of shares of Common Stock equal to the Variable-Share Settlement Rate (as defined below) (the Fixed-Share Settlement Rate, the Variable-Share Settlement Rate or the Fixed Variable-Share Settlement Rate (as defined below) referred to as the "Settlement Rate") unless, on or prior to the Variable-Share Stock Purchase Date, there shall have occurred a Termination Event with respect to the Security of which such Variable-Share Repurchase Contract is a part. The "Variable-Share Settlement Rate" is equal to:

     (i) if the Applicable Market Value (as defined below) is equal to or greater than $48.7080 (the "Threshold Appreciation Price"), 0.9444 shares of Common Stock per Variable-Share Repurchase Contract,

     (ii) if the Applicable Market Value is less than the Threshold Appreciation Price, but is greater than $39.6000, the number of shares of Common Stock per Variable-Share Repurchase Contract equal to (x) $200 divided by $39.6000 minus (y) $200 divided by the Applicable Market Value, and

     (iii)if the Applicable Market Value is less than or equal to $39.6000, zero shares of Common Stock per Variable-Share Repurchase Purchase Contract,

in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share). As provided in the Purchase Contract Agreement, no fractional shares of Common Stock will be sold upon settlement of Variable-Share Repurchase Contracts.

         The Company shall pay in arrears on each February 15, May 15, August 15 and November 15 of each year, commencing May 15, 2003 (a "Payment Date") in respect of each Separate COVERS evidenced hereby an amount equal to 4.00% per year of the Stated Amount of SPACES, computed on the basis of a 360-day year of twelve 30-day months, subject to deferral at the option of the Company as provided in the Purchase Contract Agreement and more fully described on the reverse hereof (provided that if any date on which Contract Payments are to be made on the Contracts is not a Business Day, then payment of such Contract Payments payable on that date will be made on the next succeeding day which is a Business Day, and no interest or payment will be paid in respect of such delay, except that if such next succeeding Business Day is in the next succeeding calendar year, then such payment will be made on the immediately preceding Business Day). Such Contract Payments shall be payable to the Person in whose name this Separate COVERS Certificate (or a Predecessor Separate COVERS Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Contract Payments will be payable at the office of the Agent in The City of New York, New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Separate COVERS Register or by wire transfer to an account appropriately designated by a prior written notice by such Person.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Separate COVERS Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                      STATE STREET CORPORATION

                                       By:

                                          --------------------------------------
                                          Name:
                                          Title:

                                      HOLDER SPECIFIED ABOVE (as to
                                      obligations of such Holder under the
                                      Contracts evidenced hereby)

                                      By: BANK ONE TRUST COMPANY,
                                      N.A., not individually but solely as
                                      Attorney-in-Fact of such Holder

                                       By:

                                          --------------------------------------
                                          Name:
                                          Title:

                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Separate COVERS Certificates referred to in the within-mentioned Purchase Contract Agreement.

Dated:
                                             BANK ONE TRUST COMPANY, N.A., as
                                             Purchase Contract Agent

                                             By:________________________________

                                                     Authorized Signatory

                (FORM OF REVERSE OF SEPARATE COVERS CERTIFICATE)

         Each Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of January 21, 2003 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and Bank One Trust Company, N.A., as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders and of the terms upon which the Separate COVERS Certificates are, and are to be, executed and delivered.

         Each Variable-Share Repurchase Contract shall, unless an Early Settlement has occurred or a Merger Early Settlement has occurred, obligate the Holder of the related Security to sell, and the Company to purchase, on the Variable-Share Stock Purchase Date, a number of shares of Common Stock equal to the Variable-Share Settlement Rate (the Fixed-Share Settlement Rate, the Variable-Share Settlement Rate or the Fixed Variable-Share Settlement Rate referred to as the "Settlement Rate") unless, on or prior to the Variable-Share Stock Purchase Date, there shall have occurred a Termination Event with respect to the Security of which such Variable-Share Repurchase Contract is a part. The "Variable-Share Settlement Rate" is equal to

          (i) if the Applicable Market Value is equal to or greater than $48.7080 (the "Threshold Appreciation Price"), 0.9444 shares of Common Stock per Variable-Share Repurchase Contract,

          (ii) if the Applicable Market Value is less than the Threshold Appreciation Price, but is greater than $39.6000, the number of shares of Common Stock per Variable-Share Repurchase Contract equal to (x) $200 divided by $39.6000 minus (y) $200 divided by the Applicable Market Value, and

          (iii)if the Applicable Market Value is less than or equal to $39.6000, zero shares of Common Stock per Variable-Share Repurchase Purchase Contract,

in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share). No fractional shares of Common Stock will be sold upon settlement of Variable-Share Repurchase Contracts.

         At any time prior to December 31, 2005, the Company may elect to fix the Variable-Share Settlement Rate in accordance with the formula (the "Fixing Formula") set forth on Exhibit F attached to the Purchase Contract Agreement (the new Settlement Rate referred to as the "Fixed Variable-Share Settlement Rate"). If the Company elects to fix the Variable-Share Settlement Rate, the Company must prepare and transmit to the Agent a Company Certificate setting forth its intention to fix the Variable-Share Settlement Rate. Prior to 10:00 a.m., New York City time, on the Business Day following the expiration of the 20 consecutive Trading Day period commencing the third Trading Day following the date of such Company Certificate, the Company will be required, in accordance with Section 5.7 of the Purchase Contract Agreement, to prepare and transmit to the Agent an additional Company Certificate setting forth its calculation of the Fixed Variable-Share Settlement Rate in accordance with the Fixing Formula and the effective date of the Fixed Variable-Share Settlement Rate. In no event will the Fixed Variable-Share Settlement Rate be greater than the Maximum Variable-Share Settlement Rate, subject to adjustment as provided in Section 5.6. The Fixed Variable-Share Settlement Rate will become effective at the open of business two Business Days after the close of the 20 consecutive Trading Day period.

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Variable-Share Stock Purchase Date or, in the event of a Cash Merger contemplated by Section 5.10 of the Purchase Contract Agreement, the Cash Merger Date.

         The "Closing Price" of the Common Stock on any date of determination means the closing sale price per share (or, if no closing sale price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States securities exchange, as reported by The Nasdaq Stock Market, or if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

         A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock at the close of business on such day.

         Subject to and upon compliance with the provisions of Section 5.9 of the Purchase Contract Agreement, Variable-Share Repurchase Contracts, may, at the option of the Holder thereof, be settled early ("Early Settlement") on or prior to 10:00 a.m., New York City time, on the third Business Day immediately preceding the Variable-Share Stock Purchase Date. Upon Early Settlement of Variable-Share Repurchase Contracts, the Holder thereof shall be required to deliver a number of shares equal to the Maximum Variable-Share Settlement Rate or, if the Company has fixed the Variable-Share Settlement Rate prior to such Early Settlement, a number of shares equal to the Fixed Variable-Share Settlement Rate.

         In the event of a merger or consolidation of the Company of the type described in clause (1) of Section 5.6(b) of the Purchase Contract Agreement in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least 30% cash or cash equivalents (any such event a "Cash Merger"), then the Company (or the successor to the Company hereunder) shall be required to offer the Holder of each Separate COVERS the right to settle the Variable-Share Repurchase Contract underlying such Separate COVERS prior to the Variable-Share Stock Purchase Date, ("Merger Early Settlement"), as provided in the Purchase Contract Agreement. On or before the fifth Business Day after the consummation of a Cash Merger, the Company or, at the request and expense of the Company, the Agent, shall give all Holders notice of the occurrence of the Cash Merger and of the right of Merger Early Settlement arising as a result thereof. The Company shall also deliver a copy of such notice to the Agent and the Collateral Agent. Each notice shall contain, (i) the date, which shall be not less than 20 nor more than 30 calendar days after the date of such notice, on which the Merger Early Settlement will be effected (the "Merger Early Settlement Date"), (ii) the date, which shall be on or one Business Day prior to the Merger Early Settlement Date, by which the Merger Early Settlement right must be exercised, (iii) the Settlement Rates in effect as a result of such Cash Merger and the kind and amount of cash, securities and other property receivable or deliverable by the Holder upon settlement of each Variable-Share Repurchase Contract pursuant to
Section 5.6(b) of the Purchase Contract Agreement, (iv) a statement to the effect that all or a portion of the kind and amount of cash, securities and other property deliverable by the Holder to settle the Variable-Share Repurchase Contract forming a part of a Separate COVERS will be offset against the Collateral held by the Collateral Agent to secure such Variable-Share Repurchase Contract, as applicable, and (v) the instructions a Holder must follow to exercise the Merger Early Settlement right.

         On the Variable-Share Stock Purchase Date, out of the Collateral securing Variable-Share Repurchase Contracts forming a part of Separate COVERS, the Collateral Agent shall remit to the Company an amount of shares of Common Stock equal to the Settlement Rate applicable to such Variable-Share Repurchase Contracts plus a cash payment in lieu of any fraction of a share, in satisfaction of the Holders' obligations to sell Common Stock pursuant to such Variable-Share Repurchase Contracts, without receiving any instructions from the Holders of such Separate COVERS. Any shares of Common Stock held as Collateral that are in excess of the amount necessary to satisfy a Holder's obligations under such Variable-Share Repurchase Contracts will be deposited by the Collateral Agent with the Agent, for the benefit of such Holder. The Collateral Agent shall be entitled to dispose of any Collateral in order to make a payment to the Company in lieu of any a fraction of a share.

         Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Common Stock, but only to the extent instructed in writing by the Holders as described below. Upon receipt of notice of any meeting at which holders of Common Stock are entitled to vote or upon any solicitation of consents or proxies of holders of Common Stock, the Agent shall, as soon as practicable thereafter, mail, first class, postage pre-paid, to the Holders of Separate COVERS a notice: (i) containing such information as is contained in the notice or solicitation; (ii) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Common Stock entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to such Common Stock underlying their Separate COVERS; and (iii) stating the manner in which such instructions may be given. Upon the written request of the Holders of Separate COVERS on such record date received by the Agent at least six days prior to such meeting, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of shares of Pledged Common Stock as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Separate COVERS, the Agent shall abstain from voting the Pledged Common Stock underlying such Separate COVERS. The Company hereby agrees, if applicable, to solicit Holders of Separate COVERS to timely instruct the Agent in order to enable the Agent to vote such Pledged Common Stock.

          The Separate COVERS Certificates are issuable only in registered form and only in denominations of a single Separate COVERS and any integral multiple thereof. The transfer of any Separate COVERS Certificate will be registered and Separate COVERS Certificates may be exchanged as provided in the Purchase Contract Agreement. The Separate COVERS Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be made for any such registration of transfer or exchange of a Separate COVERS Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges not involving any transfer as provided for in the Purchase Contract Agreement. Each Separate COVERS Certificate shall evidence the number of Separate COVERS specified therein, with each such Separate COVERS representing the ownership by the Holder thereof of the rights and obligations of the Holder thereof and the Company under one Variable-Share Repurchase Contract and the pledge of Common Stock by the Holder to secure such Holder's obligation under the Variable-Share Repurchase Contract. The Agent, as attorney-in-fact for, and on behalf of, the Holder of each Separate COVERS shall pledge, pursuant to the Pledge Agreement, Common Stock equal to the Maximum Variable-Share Settlement Rate (rounded up to the nearest whole share), subject to adjustment under Section 5.6 of the Purchase Contract Agreement, per Variable-Share Repurchase Contract to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such Common Stock, for the benefit of the Company, to secure the obligation of such Holder under the Variable-Share Repurchase Contract to sell the Common Stock to the Company. Subject to Section 4.2 of the Purchase Contract Agreement, the Holder of each Separate COVERS shall be entitled, with respect to the Pledged Common Stock, to all of the rights of a holder of shares of Common Stock.

         A Holder of Separate PACES and Separate COVERS may re-create SPACES, at any time from and after the date of the Purchase Contract Agreement and on or prior to the third Business Day immediately preceding the Fixed-Share Stock Purchase Date, by (i) pledging to the Collateral Agent the Fixed-Share Rights relating to such number of Separate PACES as is equal to such Separate COVERS and (ii) transferring such Separate PACES and Separate COVERS to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit E attached to the Purchase Contract Agreement, stating that the Holder has pledged the relevant amount of Fixed-Share Rights to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Common Stock underlying such Separate COVERS, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit D attached to the Purchase Contract Agreement. Upon receipt of the Pledge of the Fixed-Share Rights described in clause (i) above and the instruction described in clause (ii) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Common Stock, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly: (a) cancel the related Separate PACES and Separate COVERS; (b) transfer the Pledged Common Stock to the Holder; and (c) authenticate, execute on behalf of such Holder and deliver a SPACES Certificate executed by the Company in accordance with Section 3.3 of the Purchase Contract Agreement evidencing the same number of Contracts as were evidenced by the canceled Separate PACES and Separate COVERS.

         Except as provided in Section 3.14 of the Purchase Contract Agreement, Separate PACES and Separate COVERS shall not be available for re-creating SPACES, and the rights and obligations of the Holder of such Separate PACES and Separate COVERS may be acquired, and may be transferred and exchanged, only as a Separate PACES or Separate COVERS, including the Collateral related thereto.

         Subject to the next succeeding paragraph, the Company shall pay, on each Payment Date, the Contract Payments, if any, payable in respect of each Variable-Share Repurchase Contract to the Person in whose name a Certificate (or one or more Predecessor Certificates) is registered on the Register at the close of business on the Record Date next preceding such Payment Date in such coin or currency of the United States as at the time of payment shall be legal tender for payments. The Contract Payments, if any, will be payable at the Corporate Trust Office or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Register or by wire transfer to an account appropriately designated by a prior written notice by such Person. A Holder shall be entitled to continue receiving Contract Payments after Early Settlement or Merger Early Settlement of a Variable-Share Repurchase Contract.

         The Company shall have the right or, at the direction of the Federal Reserve Board, shall be obligated, at any time prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, to defer the payment of any or all of the Contract Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its intention to defer each such Contract Payment (specifying the amount to be deferred) at least ten Business Days prior to the earlier of
(i) the next succeeding Payment Date or (ii) the date the Company is required to give notice of the Record Date or Payment Date with respect to payment of such Contract Payments to the NYSE or other applicable self-regulatory organization or to Holders of the Securities, but in any event not less than one Business Day prior to such Record Date.

         Any Contract Payments so deferred shall, to the extent permitted by law, accrue additional Contract Payments thereon at the rate of 6.75% per year (computed on the basis of a 360-day year of twelve 30-day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Payments, if any, together with the additional Contract Payments, if any, accrued thereon, are referred to herein as the "Deferred Contract Payments"). Deferred Contract Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to this Section 5.3 of the Purchase Contract Agreement. No Contract Payments may be deferred to a date that is after the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, and no such deferral period may end other than on a Payment Date. If the Contracts are terminated upon the occurrence of a Termination Event, the Holder's right to receive Contract Payments, if any, and Deferred Contract Payments will terminate.

         In the event that the Company defers the payment of Contract Payments until a Payment Date prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, then all Deferred Contract Payments, if any, shall be payable to the registered Holders as of the close of business on the Record Date immediately preceding such Payment Date.

         The Company's obligations with respect to Contract Payments (including any accrued or Deferred Contract Payments) shall be subordinate and junior in right, to the extent and in the manner set forth in the Purchase Contract Agreement, to all Senior Indebtedness.

         In the event that the Company defers the payment of Contract Payments until the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, each Holder will receive on the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, an amount equal to the Deferred Contract Payments, payable, at the Company's election, in (i) shares of Common Stock or (ii) Notes. If the Company elects to pay the Deferred Contract Payments in shares of Common Stock, each Holder will receive a number of shares equal to (A) the aggregate amount of Deferred Contract Payments payable to such Holder divided by (B) the greater of (x) the Applicable Market Value on the Variable-Share Stock Purchase Date and (y) $13.20 (as adjusted in a manner consistent with Section 5.6 of the Purchase Contract Agreement). If the Company elects to issue Notes in payment of the Deferred Contract Payments, such Notes shall have a principal amount equal to the Deferred Contract Payments.

         In the event the Company defers the payment of Contract Payments, then until the Deferred Contract Payments have been paid, the Company shall not declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's Capital Stock other than: (i) repurchases, redemptions or other acquisitions of shares of the Company's Capital Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of the Company's Capital Stock, or securities convertible into or exercisable for such Capital Stock, as consideration in an acquisition transaction entered into prior to the deferral of Contract Payments; (ii) as a result of an exchange or conversion of any class or series of the Company's Capital Stock for any Capital Stock of the Company's subsidiaries, or for any class or series of the Company's Capital Stock, or of any class or series of the Company's indebtedness for any class or series of the Company's Capital Stock;
(iii) the purchase of fractional interests of the Company's Capital Stock pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted or exchanged; (iv) any declaration of a dividend in connection with any rights plan, or the issuance of rights, stock or other property under any rights plan, or the redemption or repurchase of rights pursuant thereto; or (v) any dividend in the form of stock, warrants, options or other rights where the dividend stock or stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks equally with or junior to such stock.

         The Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of Holders to receive accumulated Contract Payments, if any, or any Deferred Contract Payments and obligations of the Holders to purchase or sell Common Stock, will immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Fixed-Share Stock Purchase Date or the Variable-Share Stock Purchase Date, as applicable, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Separate COVERS shall thereafter represent the right to receive the Pledged Common Stock forming a part of such Separate COVERS. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Register.

         Upon registration of transfer of this Separate COVERS Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement, the Contracts evidenced hereby and the Pledge Agreement and the transferor shall be released from the obligations under the Purchase Contract Agreement, the Contracts evidenced by this Separate COVERS Certificate and the Pledge Agreement. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         Each Holder of a Security, by its acceptance hereof, irrevocably authorizes the Agent to enter into and perform the related Contract or Contracts on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Contract or Contracts, consents to the provisions of the Purchase Contract Agreement, irrevocably authorizes the Agent as its attorney-in-fact to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Common Stock, pursuant to the Pledge Agreement; provided that upon a Termination Event, the rights of the Holder of such Security under the Contract or Contracts may be enforced without regard to any other rights or obligations. Each Holder of a Separate COVERS, by its acceptance hereof, further covenants and agrees, that, to the extent and in the manner provided in Section 5.4 of the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, upon settlement of such Holder's obligations to sell Common Stock under the Variable-Share Repurchase Contract underlying a Separate COVERS, the Pledged Common Stock underlying such Separate COVERS shall be delivered on the Settlement Date by the Collateral Agent to the Agent and, to the extent necessary, delivered by the Agent to the Company in satisfaction of such Holder's obligations under such Variable-Share Repurchase Contract and such Holder shall acquire no right, title or interest in such Pledged Common Stock so delivered to the Company.

         Each Holder of a Security, by acceptance hereof, will be deemed expressly to have withheld any consent to the assumption (i.e., affirmance) under Section 365 of the Bankruptcy Code or otherwise, of the applicable Contracts by the Company, its trustee in bankruptcy, any receiver, liquidator or person or entity performing similar functions in the event that the Company becomes a debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

         The Company and each Holder covenant and agree, for United States federal, state and local income and franchise tax purposes to treat a Holder's acquisition and ownership of Separate COVERS as the acquisition and ownership of the underlying Variable-Share Repurchase Contract and of the Pledged Common Stock constituting the Collateral securing such Holder's obligations under the Variable-Share Repurchase Contract

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Contracts.

         The Contracts shall for all purposes be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

         The Company, the Agent and its Affiliates and any agent of the Company or the Agent, may treat the Person in whose name this Separate COVERS Certificate is registered on the Separate COVERS Register as the owner of the Separate COVERS evidenced hereby for the purpose of receiving payments of Contract Payments, if any, and any Deferred Contract Payments, performance of the Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof shall be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, such Affiliates nor any agent of the Company, the Agent or such Affiliates shall be affected by notice to the contrary.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--            as tenants in common

UNIF GIFT MIN ACT--  as Custodian for (Minor) under Uniform Gifts to Minors Act (State)

TEN ENT--            as tenants by the entireties

JT TEN-- as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Separate COVERS Certificates and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
attorney to transfer said Separate COVERS Certificates on the books of State Street Corporation with full power of substitution in the premises.

Dated:
      ---------------------         --------------------------------------------
                                               Signature

                                    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Separate COVERS Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:_________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on the Variable-Share Stock Purchase Date of the Variable-Share Repurchase Contracts underlying the number of Separate COVERS evidenced by this Separate COVERS Certificate (after taking into account all Securities then held by such Holder) be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      ---------------------------              ---------------------------------
                                                         Signature

Signature Guarantee:
                     ------------------------------------


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:

               PLEASE PRINT NAME AND ADDRESS OF REGISTERED HOLDER:

--------------------------------       --------------------------------------
               Name                                 Name

--------------------------------       --------------------------------------

--------------------------------       --------------------------------------

--------------------------------       --------------------------------------
             Address                              Address

         Social Security or other Taxpayer Identification Number, if any

                            ELECTION TO SETTLE EARLY

         The undersigned Holder of this Separate COVERS Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Variable-Share Repurchase Contracts underlying the number of Separate COVERS evidenced by this Separate COVERS Certificate specified below. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with any Separate COVERS Certificate representing any Separate COVERS evidenced hereby as to which Early Settlement of the related Variable-Share Repurchase Contracts is not effected, to the undersigned at the address indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      ---------------------------           --------------------------------
                                                    Signature

Signature Guarantee:
                     -------------------------------


Number of Separate COVERS evidenced hereby as to which Early Settlement of the related Variable-Share Repurchase Contracts is being elected:

If shares of Common Stock or Separate COVERS Certificates are to be registered in the name of and delivered to, a Person other than the Holder, please print such Person's name and address:

               PLEASE PRINT NAME AND ADDRESS OF REGISTERED HOLDER:

--------------------------------       --------------------------------------
            Name                                     Name

--------------------------------       --------------------------------------

--------------------------------       --------------------------------------

--------------------------------       --------------------------------------
                       Address                     Address
         Social Security or other Taxpayer Identification Number, if any

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

                  The following increases or decreases in this Global Certificate have been made:

----------------------- --------------------- -------------------- --------------------- --------------------
         DATE            AMOUNT OF DECREASE   AMOUNT OF INCREASE    NUMBER OF SEPARATE      SIGNATURE OF
                            IN NUMBER OF         IN NUMBER OF       COVERS REPRESENTED   AUTHORIZED OFFICER
                          SEPARATE COVERS       SEPARATE COVERS       BY THE GLOBAL           OF AGENT
                         REPRESENTED BY THE   REPRESENTED BY THE       CERTIFICATE
                         GLOBAL CERTIFICATE   GLOBAL CERTIFICATE      FOLLOWING SUCH
                                                                   DECREASE OR INCREASE


-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT D

             INSTRUCTION FROM PURCHASE CONTRACT AGENT TO COLLATERAL
                                      AGENT

Bank One, N.A.,
 as Collateral Agent
153 West 51st Street
New York, NY 10019

Attention:  Corporate Trust Administration
Telecopy:   (212) 373-1384

          Re: SPACES, Separate PACES and Separate COVERS of State Street Corporation (the "Company")

          We hereby notify you in accordance with Section 4.1 of the Pledge Agreement, dated as of January 21, 2003, among the Company, you, as Collateral Agent, Custodial Agent and Securities Intermediary, and us, as Purchase Contract Agent and as attorney-in-fact for the holders of [SPACES] [Separate PACES and Separate COVERS] from time to time, that the holder of securities listed below (the Holder) has elected to substitute [_______shares of Common Stock][Fixed-Share Rights] in exchange for the related [Pledged Fixed-Share Rights] [Pledged Common Stock] held by you in accordance with the Pledge Agreement and has delivered to us a notice stating that the Holder has transferred [shares of Common Stock] [Fixed-Share Rights] to you, as Collateral Agent. We hereby instruct you, upon receipt of such [shares of Common Stock] [Fixed-Share Rights], and upon the payment by such Holder of any applicable fees, to release the [Pledged Fixed-Share Rights] [Pledged Common Stock] related to such [SPACES] [Separate COVERS] to us in accordance with the Holder's instructions.

Date: _____________________


                                                BANK ONE TRUST COMPANY, N.A.,
                                                as Purchase Contract Agent

                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

Please print name and address of Registered Holder electing to substitute [shares of Common Stock] [Fixed-Share Rights] for the [Pledged Fixed-Share Rights] [Pledged Common Stock]:

------------------------------------      --------------------------------------
               Name                                      Name

------------------------------------      --------------------------------------
------------------------------------      --------------------------------------
------------------------------------      --------------------------------------
             Address                                   Address

         Social Security or other Taxpayer Identification Number, if any

                                                                       EXHIBIT E

                     INSTRUCTION TO PURCHASE CONTRACT AGENT

Bank One Trust Company, N.A.,
as Purchase Contract Agent
153 West 51st Street
New York, NY 10019

Attention:  Corporate Trust Administration
Telecopy:   (212) 373-1384

          Re: SPACES, Separate PACES and Separate COVERS of State Street Corporation (the "Company")

          The undersigned Holder hereby notifies you that it has delivered to Bank One, N.A. as Collateral Agent, Custodial Agent and Securities Intermediary (the "Collateral Agent") [_________ shares of Common Stock] [Fixed-Share Rights] in exchange for the related [Pledged Fixed-Share Rights] [Pledged Common Stock] held by the Collateral Agent, in accordance with Section 4.1 of the Pledge Agreement, dated as of January 21, 2003 (the "Pledge Agreement"), among you, the Company and the Collateral Agent. The undersigned Holder has paid the Collateral Agent all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Fixed-Share Rights] [Pledged Common Stock] related to such [SPACES] [Separate COVERS].

Date:
                                      By
                                           ----------------------------------
                                           Name:
                                           Title:  Signature

Guarantee:

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Please print name and address of Registered Holder:

Name

Social Security or other Taxpayer Identification Number, if any

Address

                                                                       EXHIBIT F

                FORMULA FOR FIXING VARIABLE-SHARE SETTLEMENT RATE

          Fixed Variable-Share Settlement Rate = (5.0505*L - 4.1061*U)
                                                  -------------------
                                                           S

L  =  P*N(A1) - X*N(A2)

P  =  S*e(-D*T)

X  =  39.600*e(-R*T)

A1  =  [ln(P/X)-(V2)*T/2]/[V*[GRAPHIC REMOVED HERE]]

A2  =  A1-V*[GRAPHIC REMOVED HERE]

U  =  P*N(B1) - Y*N(B2)

Y  =  48.7080*e(-R*T)

B1  =  [ln(P/Y)-(V2)*T/2]/[V*[GRAPHIC REMOVED HERE]]

B2  =  B1-V*[GRAPHIC REMOVED HERE]

N(.) is the standard normal cumulative distribution function.

S = The average of the Closing Price per share of Common Stock during the 20 consecutive Trading Days beginning on the third Trading Day following the date of the Company's initial notice to the Agent under Section 5.1(c) (the "20-Day Period").

D = The Company's annual dividend yield as a percentage, calculated as (i)(A) the Company's last reported quarterly dividend multiplied by (B) four, divided by (ii) S.

R = The annual treasury rate as a percentage, calculated as the yield to maturity on the treasury security maturing on February 15, 2006 (CUSIP No. 912827W81), as of the last Trading Day in the 20-Day Period. The yield to maturity for the treasury security will be the bid side yield displayed at 10:00 a.m., New York City time on the specified date in the Telerate system (or if the Telerate system is no longer available on that date or, in the Company's opinion no longer an appropriate system from which to obtain the yield, such other nationally recognized quotation system as, in the Company's opinion, is appropriate). If this yield is not so displayed, the yield will be calculated by the Company as the yield to maturity for the treasury security, expressed as a bond equivalent on the basis of a year of 365 or 366 days as applicable, and applied on a daily basis, and computed by taking the arithmetic mean of the secondary market bid yields, as of 10:30 a.m. New York City time, on the specified date of three leading United States government securities dealers selected by the Company. If the treasury security maturing on February 15, 2006 (CUSIP No. 912827W81) is no longer outstanding on the specified date, the treasury rate will be computed as the yield to maturity on the treasury security that matures on the latest date that is on or prior to February 15, 2006.

T = The time remaining to the Variable-Share Stock Purchase Date in years, calculated as of the last Trading Day of the 20-Day Period.

V = Annual volatility as a percentage, calculated as the annualized unbiased standard deviation of the logarithmic daily returns on the Common Stock over the 260 consecutive Trading Day period ending on the Trading Day immediately preceding the date of the Company's initial notice to the agent under Section 5.1(c).

                                                                       EXHIBIT G

                 NOTICE FROM PURCHASE CONTRACT AGENT TO HOLDERS

         (Transfer of Collateral upon Occurrence of a Termination Event)


[HOLDER/ADDRESS]

          Re: SPACES, Separate PACES and Separate COVERS of State Street Corporation (the "Company")

     Please refer to the Purchase Contract Agreement, dated as of January 21, 2003 (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the Holders (as defined therein) of Securities (as defined therein) from time to time.

     We hereby notify you that a Termination Event has occurred and that the Treasury Strips or the Common Stock, as the case may be, underlying the SPACES, Separate PACES or Separate COVERS comprising all or a portion of your ownership interest therein have been released and, together with the treasury strips comprising all or a portion of your ownership interest in the Treasury Portfolio, are being held by us for your account pending receipt of transfer instructions with respect thereto (the "Released Securities").

     Pursuant to Section 3.15 of the Purchase Contract Agreement, we hereby request written transfer instructions with respect to the Released Securities. Upon receipt of your instructions and upon transfer to us of your SPACES, Separate PACES or Separate COVERS effected through book-entry or by delivery to us of your Certificate(s), if applicable, we shall transfer the Released Securities by book-entry transfer or other appropriate procedures, in accordance with your instructions. In the event you fail to effect such transfer or delivery, the Released Securities and any distributions thereon, shall be held in our name, or a nominee in trust for your benefit, until such time as such SPACES, Separate PACES or Separate COVERS are transferred or your Certificate(s), if applicable is/are surrendered or satisfactory evidence is provided that such Certificate(s) has/have been destroyed, lost or stolen, together with any indemnification that we or the Company may require.

Date:                                         By: BANK ONE TRUST COMPANY, N.A.,
        -------------------------------       as the Purchase Contract Agent


                                              ----------------------------------
                                              Name:
                                              Title: Authorized Signatory

                                                                       EXHIBIT H

                    FORM OF CERTIFICATE EVIDENCING CONTINUED
                           RIGHT TO CONTRACT PAYMENTS

[HOLDER/ADDRESS]

          Re: SPACES, Separate PACES and Separate COVERS of State Street Corporation (the "Company")

     Reference is made to the Purchase Contract Agreement, dated as of January 21, 2003 (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the Holders (as defined therein) of Securities (as defined therein) from time to time.

     You have elected, pursuant to [Section 5.9 of the Purchase Contract Agreement, to exercise your Early Settlement right with respect to Variable-Share Repurchase Contracts] [Section 5.10 of the Purchase Contract Agreement, to exercise your Merger Early Settlement right with respect to [Fixed-Share Purchase Contracts][Variable-Share Repurchase Contracts]]. This Certificate evidences your continued entitlement, pursuant to the terms of the Purchase Contract Agreement, to receive Contract Payments or Deferred Contract Payments with respect to such [Fixed-Share Purchase Contracts][Variable-Share Repurchase Contracts] on the dates and in the manner set forth in Sections 5.2 and 5.3 of the Purchase Contract Agreement notwithstanding such [Early Settlement][Merger Early Settlement].

Date:                                       By: BANK ONE TRUST COMPANY, N.A.,
     -----------------------------------    as the Purchase Contract Agent


                                            ------------------------------------
                                            Name:
                                            Title: Authorized Signatory

                                       H-1